Exhibit 10.1

EXECUTION VERSION

SECOND OMNIBUS AMENDMENT

THIS SECOND OMNIBUS AMENDMENT (this “Amendment”) is made as of October 24, 2018 (the “Amendment Effective Date”) by and among C.H. Robinson Worldwide, Inc. (the “Borrower”), the Guarantors (as defined below), the lenders listed on the signature pages hereto (the “Lenders”) and U.S. Bank National Association, as LC Issuer (in such capacity, the “LC Issuer”), Swing Line Lender (in such capacity, the “Swing Line Lender”) and Administrative Agent (in such capacity, the “Administrative Agent”), under (i) that certain Credit Agreement, dated as of October 29, 2012 (as amended, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), by and among the Borrower, the Lenders, the LC Issuer, the Swing Line Lender and the Administrative Agent, and (ii) that certain Guaranty, dated as of October 29, 2012 (as amended, supplemented or otherwise modified from time to time, including by this Amendment, the “Guaranty”), by and among the Subsidiaries of the Borrower party thereto from time to time (the “Guarantors”) in favor of the Administrative Agent, on behalf of the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Borrower and the Guarantors have requested that the Lenders, the LC Issuer, the Swing Line Lender and the Administrative Agent agree to make certain modifications to the Credit Agreement and the Guaranty; and

WHEREAS, the Borrower, the Guarantors, the Lenders, the LC Issuer, the Swing Line Lender and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Lenders, the LC Issuer, the Swing Line Lender and the Administrative Agent hereby agree as follows.

ARTICLE I - AMENDMENTS

1.1 Amendments to Credit Agreement. Effective as of the Amendment Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement (including the Pricing Schedule, Schedule 1 and Exhibit D, but excluding all other Schedules and Exhibits, which shall remain in the original form delivered) is hereby amended as set forth in the marked terms on Exhibit A-1 attached hereto. In Exhibit A-1 hereto, deletions of text in the Credit Agreement as amended hereby are indicated by struck-through text, and insertions of text are indicated by bold, double-underlined text. Exhibit A-2 attached hereto sets forth a clean copy of the Credit Agreement as amended hereby, after giving effect to such amendments. This Amendment shall constitute a Loan Document.

1.2 Amendments to Guaranty. Effective as of the Amendment Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Guaranty is hereby amended by changing all references to “$50,000,000” in Section 1(c) thereof to “$75,000,000.”

ARTICLE II - REPRESENTATIONS AND WARRANTIES

The Borrower and each of the Guarantors hereby represent and warrant as follows:

2.1 This Amendment and the Credit Agreement (in the case of the Borrower) and Guaranty (in the case of the Guarantors), in each case as amended hereby, constitute legal, valid and binding obligations of the Borrower and each of the Guarantors and are enforceable against the Borrower and each of the Guarantors in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

2.2 As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement and each of the Guarantors set forth in the Guaranty, in each case as amended hereby, are true and correct in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects on and as of such earlier date.

2.3 As of the date hereof, each of the Guarantors is an “eligible contract participant” as defined in the Commodity Exchange Act.

ARTICLE III - CONDITIONS PRECEDENT

This Amendment shall become effective on the Amendment Effective Date, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

3.1 The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent, the LC Issuer, the Swing Line Lender and the Lenders.

3.2 The Administrative Agent shall have received a certificate, signed by an Authorized Officer on behalf of the Borrower, (i) stating that as of the date hereof and after giving effect to the terms of this Amendment, (A) no Default or Event of Default has occurred and is continuing and (B) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement, as amended hereby, are true and correct in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects on and as of such earlier date and (ii) attaching a certified copy of the Senior Note Purchase Agreement as in effect on the Amendment Effective Date.

3.3 The Administrative Agent shall have received a written opinion of the Borrower’s and Guarantors’ counsel (which may include local counsel and in-house counsel), addressed to the Lenders and in form and substance reasonably satisfactory to the Administrative Agent.

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3.4 The Administrative Agent shall have received certificates of the Secretary or an Assistant Secretary of each Loan Party certifying (i) that there have been no changes in the charter document of such Loan Party since the Effective Date, (ii) that there have been no changes in the by-laws or other organizational document of such Loan Party since the Effective Date except, in the case of the Borrower, as attached to the certificate of the Secretary of the Borrower, (iii) resolutions of the Board of Directors or other governing body of such Loan Party authorizing the execution, delivery and performance of this Amendment, (iv) the Good Standing Certificate (or analogous documentation if applicable) for such Loan Party from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, to the extent generally available in such jurisdiction and (v) the names and true signatures of the incumbent officers of each Loan Party authorized to sign the Amendment.

3.5 There shall not have occurred a material adverse change in the business, Property, financial condition or results of operations the Borrower and its Subsidiaries taken as a whole, since December 31, 2017.

3.6 All of the Administrative Agent’s fees due and payable under the Credit Agreement prior to the date hereof, and all fees as set forth in the Fee Letters due and payable prior to the date hereof, shall be fully paid, and, to the extent invoiced prior to the date hereof, all reasonable out-of-pocket costs and expenses of the Administrative Agent required to be reimbursed or paid by the Borrower hereunder or under the Credit Agreement shall be fully reimbursed or paid.

3.7 The Administrative Agent shall have received evidence of all governmental, equity holder and third party consents and approvals necessary in connection with the contemplated financing and all such consents and approvals shall be in full force and effect and all applicable waiting periods shall have expired without any action being taken by any authority that would be reasonably likely to restrain, prevent or impose any material adverse conditions on the Borrower and its Subsidiaries, taken as a whole, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could have such effect.

3.8 Upon the reasonable request of any Lender made at least ten days prior to the Amendment Effective Date, the Borrower must have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the Amendment Effective Date.

3.9 At least five (5) days prior to the Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined in the Credit Agreement), the Borrower must deliver a Beneficial Ownership Certification (as defined in the Credit Agreement) in relation to the Borrower.

ARTICLE IV - RELEASE

In further consideration of the execution by the Administrative Agent, the LC Issuer, the Swing Line Lender and the Lenders of this Amendment, the Borrower, on behalf of itself and each of its affiliates, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Administrative Agent, the LC Issuer, the Swing Line Lender, the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective successors and assigns (collectively, the “Releasees”), from any and all claims, actions,

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suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses, whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from the Credit Agreement or any of the other Loan Documents. The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

ARTICLE V - GENERAL

5.1 Reaffirmation. Each Guarantor hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Guaranty and each other Loan Document executed by such Guarantor.

5.2 Expenses. The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent, incurred in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.

5.3 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically shall be effective as delivery of a manually executed counterpart of this Amendment.

5.4 Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

5.5 Governing Law. This Amendment shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of New York, but giving effect to federal laws applicable to national banks.

5.6 Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrower, the Guarantors, the Administrative Agent, the LC Issuer, the Swing Line Lender and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Guarantors, the Administrative Agent, the LC Issuer, the Swing Line Lender and the Lenders and their respective successors and assigns.

5.7 Reference to and Effect on the Credit Agreement and the Guaranty.

a. Upon the effectiveness of this Amendment, on and after the date hereof, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby and (ii) each reference in the Guaranty to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Guaranty, as amended and modified hereby.

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b. Except as specifically amended above, the Credit Agreement, the Guaranty and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.

c. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Guaranty or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.8 Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

(signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

C.H. ROBINSON WORLDWIDE, INC., as the Borrower

By:	/s/ Andrew Clarke
Name:	Andrew Clarke
Title:	Chief Financial Officer

Signature Page to

C.H. Robinson

Second Omnibus Amendment

C.H. ROBINSON COMPANY, as a Guarantor

By:	/s/ Andrew Clarke
Name:	Andrew Clarke
Title:	Chief Financial Officer

C.H. ROBINSON COMPANY INC., as a Guarantor

By:	/s/ Andrew Clarke
Name:	Andrew Clarke
Title:	Chief Financial Officer

Signature Page to

C.H. Robinson

Second Omnibus Amendment

U.S. BANK NATIONAL ASSOCIATION, as a Lender and as LC Issuer, Swing Line Lender and Administrative Agent

By:	/s/ Andrew Beckman
Name:	Andrew Beckman
Title:	Senior Vice President

Signature Page to

C.H. Robinson

Second Omnibus Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Boaz Slomowitz
Name:	Boaz Slomowitz
Title:	Vice President

Signature Page to

C.H. Robinson

Second Omnibus Amendment

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Daniel Voss
Name:	Daniel Voss
Title:	AVP

Signature Page to

C.H. Robinson

Second Omnibus Amendment

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Robert Kellas
Name:	Robert Kellas
Title:	Executive Director

Signature Page to

C.H. Robinson

Second Omnibus Amendment

BANK OF AMERICA, N.A, as a Lender

By:	/s/ Jonathan M. Phillips
Name:	Jonathan M. Phillips
Title:	Senior Vice President

Signature Page to

C.H. Robinson

Second Omnibus Amendment

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to

C.H. Robinson

Second Omnibus Amendment

MUFG BANK, LTD., formerly known as the Bank Of Tokyo-Mitsubishi UFJ, Ltd. as a Lender Lender

By:	/s/ George Stoecklein
Name:	George Stoecklein
Title:	Managing Director

Signature Page to

C.H. Robinson

Second Omnibus Amendment

HSBC BANK USA, N.A., as a Lender

By:	/s/ Fik Durmus
Name:	Fik Durmus
Title:	Director

Signature Page to

C.H. Robinson

Second Omnibus Amendment

PNC BANK, NATIONAL ASSOCATION, as a Lender

By:	/s/ Edward Han
Name:	Edward Han
Title:	Vice President

Signature Page to

C.H. Robinson

Second Omnibus Amendment

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Molly Drennan
Name:	Molly Drennan
Title:	Senior Vice President

Signature Page to

C.H. Robinson

Second Omnibus Amendment

EXHIBIT A-1

Credit Agreement, as amended

Attached

EXECUTION VERSION

Deal CUSIP 12543AAA4

Revolving Loan CUSIP 12543AAB2

CREDIT AGREEMENT

DATED AS OF OCTOBER 29, 2012,

~~AND~~ AS AMENDED BY THAT CERTAIN OMNIBUS AMENDMENT

DATED AS OF DECEMBER 31, 2014,

AND AS FURTHER AMENDED BY THAT CERTAIN SECOND OMNIBUS

AMENDMENT, DATED AS OF OCTOBER 24, 2018

AMONG

C.H. ROBINSON WORLDWIDE, INC.,

THE LENDERS,

U.S. BANK NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION ~~AND~~, BMO HARRIS BANK N.A.

AND JPMORGAN CHASE BANK, N.A.,

AS CO-SYNDICATION AGENTS

BANK OF AMERICA, N.A., ~~THE BANK OF TOKYO-MITSUBISHI, UFJ. LTD.,~~

MORGAN STANLEY ~~BANK, N.A.,~~SENIOR FUNDING, INC. AND ~~JPMORGAN CHASE~~

~~BANK, N.A.,~~  MUFG BANK, LTD.,

AS CO-DOCUMENTATION AGENTS

AND

U.S. BANK NATIONAL ASSOCIATION,

WELLS FARGO SECURITIES, LLC ~~AND~~, BMO HARRIS BANK N.A. AND

JPMORGAN CHASE BANK, N.A.,

AS JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS

Table of Contents

Page

ARTICLE I DEFINITIONS		1

ARTICLE II THE CREDITS		~~23~~26

2.1.	Commitment	~~23~~26
2.2.	Determination of Dollar Amounts; Required Payments; Termination	~~23~~26
2.3.	Ratable Loans; Types of Advances	~~23~~27
2.4.	Swing Line Loans	~~23~~27
2.5.	Commitment Fee	~~25~~29
2.6.	Minimum Amount of Each Advance	~~25~~29
2.7.	Reductions in Aggregate Commitment; Optional Principal Payments	~~25~~29
2.8.	Method of Selecting Types and Interest Periods for New Advances	~~26~~29
2.9.	Conversion and Continuation of Outstanding Advances; Maximum Number of Interest Periods	~~26~~30
2.10.	Interest Rates	~~27~~31
2.11.	Rates Applicable After Event of Default	~~27~~31
2.12.	Method of Payment	~~27~~32
2.13.	Notes; Evidence of Indebtedness	~~28~~32
2.14.	Telephonic Notices	~~28~~33
2.15.	Interest Payment Dates; Interest and Fee Basis	~~29~~33
2.16.	Notification of Advances, Interest Rates, Prepayments and Commitment Reductions	~~29~~34
2.17.	Lending Installations	~~29~~34
2.18.	Non-Receipt of Funds by the Administrative Agent	~~30~~34
2.19.	Facility LCs	~~30~~35
2.20.	Replacement of Lender	~~3439~~
2.21.	Limitation of Interest	~~35~~39
2.22.	Defaulting Lenders	~~36~~40
2.23.	Judgment Currency	~~39~~44
2.24.	Increase Option	~~40~~45
2.25.	Market Disruption	46

ARTICLE III YIELD PROTECTION; TAXES		~~41~~46

3.1.	Yield Protection	~~41~~46
3.2.	Changes in Capital Adequacy Regulations	~~42~~47
3.3.	Availability of Types of Advances; Adequacy of Interest Rate	~~42~~47
3.4.	Funding Indemnification	~~43~~49
3.5.	Taxes	~~43~~49
3.6.	Selection of Lending Installation; Mitigation Obligations; Lender Statements; Survival of Indemnity	~~47~~53
3.7.	Illegality	53

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ARTICLE IV CONDITIONS PRECEDENT		~~47~~54

4.1.	Initial Credit Extension	~~47~~54
4.2.	Each Credit Extension	~~48~~55

ARTICLE V REPRESENTATIONS AND WARRANTIES		~~49~~55

5.1.	Existence and Standing	~~49~~55
5.2.	Authorization and Validity	~~49~~56
5.3.	No Conflict; Government Consent	~~49~~56
5.4.	Financial Statements	~~50~~56
5.5.	Material Adverse Change	~~50~~56
5.6.	Taxes	~~50~~57
5.7.	Litigation and Contingent Obligations	~~50~~57
5.8.	Subsidiaries	~~51~~57
5.9.	ERISA	~~51~~57
5.10.	Accuracy of Information	~~51~~57
5.11.	Regulation U	~~51~~58
5.12.	Compliance With Laws	~~51~~58
5.13.	Ownership of Properties	~~51~~58
5.14.	Plan Assets; Prohibited Transactions	~~52~~58
5.15.	Environmental Matters	~~52~~58
5.16.	Investment Company Act	~~52~~59
5.17.	Insurance	~~52~~59
5.18.	No Default	~~52~~59
5.19.	Anti-Corruption Laws; Sanctions; Anti-Terrorism Laws	~~52~~59
5.20.	EEA Financial Institution	59

ARTICLE VI COVENANTS		~~53~~59

6.1.	Financial Reporting	~~53~~60
6.2.	Use of Proceeds.	~~54~~61
6.3.	Notice of Material Events	~~54~~61
6.4.	Conduct of Business	~~55~~62
6.5.	Taxes	~~55~~62
6.6.	Insurance	~~55~~62
6.7.	Compliance with Laws	~~55~~62
6.8.	Maintenance of Properties	~~56~~62
6.9.	Books and Records; Inspection	~~56~~63
6.10.	Merger	~~56~~63
6.11.	Sale of Assets	~~56~~63
6.12.	Investments	~~57~~64
6.13.	Acquisitions	~~58~~65
6.14.	Liens	~~58~~65
6.15.	Financial Covenants	~~59~~66
6.16.	Further Assurances	~~60~~67
6.17.	PATRIOT Act Compliance	~~60~~67

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ARTICLE VII DEFAULTS		~~60~~67

ARTICLE VIII ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES		~~62~~69

8.1.	Acceleration; Remedies	~~62~~69
8.2.	Application of Funds	~~64~~70
8.3.	Amendments	~~64~~71
8.4.	Preservation of Rights	~~65~~72

ARTICLE IX GENERAL PROVISIONS		~~65~~73

9.1.	Survival of Representations	~~65~~73
9.2.	Governmental Regulation	~~65~~73
9.3.	Headings	~~66~~73
9.4.	Entire Agreement	~~66~~73
9.5.	Several Obligations; Benefits of this Agreement	~~66~~73
9.6.	Expenses; Indemnification	~~66~~74
9.7.	Intentionally Omitted	~~67~~75
9.8.	Accounting	~~67~~75
9.9.	Severability of Provisions	~~68~~75
9.10.	Nonliability of Lenders	~~68~~75
9.11.	Confidentiality	~~68~~76
9.12.	Nonreliance	~~69~~77
9.13.	Disclosure	~~69~~77
9.14.	USA PATRIOT ACT NOTIFICATION	~~69~~77
9.15.	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	77

ARTICLE X THE ADMINISTRATIVE AGENT		~~69~~78

10.1.	Appointment; Nature of Relationship	~~69~~78
10.2.	Powers	~~70~~78
10.3.	General Immunity	~~70~~78
10.4.	No Responsibility for Loans, Recitals, etc	~~70~~78
10.5.	Action on Instructions of Lenders	~~70~~79
10.6.	Employment of Administrative Agents and Counsel	~~71~~79
10.7.	Reliance on Documents; Counsel	~~71~~79
10.8.	Administrative Agent’s Reimbursement and Indemnification	~~71~~80
10.9.	Notice of Event of Default	~~72~~80
10.10.	Rights as a Lender	~~72~~80
10.11.	Lender Credit Decision, Legal Representation	~~72~~81
10.12.	Successor Administrative Agent	~~73~~81
10.13.	Administrative Agent’s and Arrangers’ Fees	~~74~~82
10.14.	Delegation to Affiliates	~~74~~82
10.15.	Documentation Agents, Syndication Agents, etc	~~74~~83
10.16.	No Advisory or Fiduciary Responsibility	~~74~~83
10.17.	Certain ERISA Matters	83

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ARTICLE XI SETOFF; RATABLE PAYMENTS		~~75~~85

11.1.	Setoff	~~75~~85
11.2.	Ratable Payments	~~75~~85

ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS		~~76~~85
12.1.	Successors and Assigns	~~76~~85
12.2.	Participations	~~76~~86
12.3.	Assignments	~~78~~87

ARTICLE XIII NOTICES		~~79~~90

13.1.	Notices; Effectiveness; Electronic Communication	~~79~~90

ARTICLE XIV COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION ~~81~~; ELECTRONIC RECORDS		91

14.1.	Counterparts; Effectiveness	~~81~~91
14.2.	Electronic Execution of Assignments	~~81~~91
14.3.	Electronic Records	91

ARTICLE XV CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL		~~81~~92

15.1.	CHOICE OF LAW	~~81~~92
15.2.	CONSENT TO JURISDICTION	~~81~~92
15.3.	WAIVER OF JURY TRIAL	~~82~~92

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SCHEDULES

PRICING SCHEDULE

SCHEDULE 1 – Commitments

SCHEDULE 5.8 – Subsidiaries

SCHEDULE 5.13 – Properties

SCHEDULE 6.12 – Investments

SCHEDULE 6.14 – Liens

EXHIBITS

EXHIBIT A – Form of Opinion

EXHIBIT B – Form of Compliance Certificate

EXHIBIT C – Form of Assignment and Assumption Agreement

EXHIBIT D – Form of Borrowing/Conversion/Continuation Notice

EXHIBIT E – Form of Note

EXHIBIT F – Form of Increasing Lender Supplement

EXHIBIT G – Form of Augmenting Lender Supplement

EXHIBIT H – List of Closing Documents

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CREDIT AGREEMENT

This Credit Agreement (the “Agreement”), dated as of October 29, 2012, as amended by that certain Omnibus Amendment dated as of December 31, 2014, and as further amended by that certain Second Omnibus Amendment dated as of October 24, 2018, is among C.H. ROBINSON WORLDWIDE, INC., the Lenders and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as LC Issuer, Swing Line Lender and Administrative Agent. The parties hereto agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement:

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any ~~going~~going-concern business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

“Administrative Agent” means U.S. Bank in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

“Advance” means a borrowing hereunder, (i) made by some or all of the Lenders on the same Borrowing Date, or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of ~~Eurodollar~~Eurocurrency Loans, for the same Interest Period. The term “Advance” shall include Swing Line Loans unless otherwise expressly provided.

“Affected Lender” is defined in Section 2.20.

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person, including, without limitation, such Person’s Subsidiaries. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

“Aggregate Commitment” means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof. As of the ~~Omnibus~~Second Amendment Effective Date, the Aggregate Commitment is $~~900,000,000~~1,000,000,000.

“Aggregate Outstanding Credit Exposure” means, at any time, the aggregate of the Outstanding Credit Exposure of all the Lenders.

“Agreed Currencies” means (i) Dollars, (ii) so long as such currencies remain Eligible Currencies, British Pounds Sterling and euro, and (iii) any other Eligible Currency which the Borrower requests the Administrative Agent to include as an Agreed Currency hereunder and which is acceptable to all of the Lenders.

“Agreement” means this Credit Agreement, as it may be amended or modified and in effect from time to time.

“Alternate Base Rate” means, for any day, a rate of interest per annum equal to the highest of (i) 0.0%, (ii) the Prime Rate for such day, (iii) the sum of the Federal Funds Effective Rate for such day plus 0.50% per annum and (iv) the ~~Eurodollar~~Eurocurrency Rate (without giving effect to the Applicable Margin) for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) for Dollars plus 1.00%, provided that, for the avoidance of doubt, the ~~Eurodollar~~Eurocurrency Rate for any day shall be based on the rate reported by the applicable financial information service ~~or determined by the Administrative Agent to be the rate at which U.S. Bank or any of its Affiliate banks offers to place deposits in Dollars with first-class banks in the interbank market (as the case may be)~~ at approximately 11:00 a.m. London time on such day.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, money laundering, or corruption.

“Applicable Fee Rate” means, at any time, the percentage rate per annum, determined by reference to the Credit Ratings from S&P and Moody’s, at which commitment fees are accruing on the Available Aggregate Commitment at such time as set forth in the Pricing Schedule.

“Applicable Margin” means, with respect to Advances of any Type at any time, the percentage rate per annum, determined by reference to the Credit Ratings from S&P and Moody’s, which is applicable at such time with respect to Advances of such Type as set forth in the Pricing Schedule.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Approximate Equivalent Amount” of any currency with respect to any amount of Dollars shall mean the Equivalent Amount of such currency with respect to such amount of Dollars on or as of the date of the relevant conversion, rounded up to the nearest amount of such currency as reasonably determined by the Administrative Agent from time to time.

“Arrangers” means U.S. Bank, Wells Fargo Securities, LLC ~~and~~, BMO Harris Bank N.A. and JPMorgan Chase Bank, N.A., and their respective successors, in their capacities as Joint Lead Arrangers and Joint Book Runners.

“Article” means an article of this Agreement unless another document is specifically referenced.

“Article VII Subsidiary” means any Subsidiary which, as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.1, contributed greater than 5% of the Borrower’s Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ended on such date or of the Borrower’s consolidated total assets as of such date; provided, however, that if more than three non-Article VII Subsidiaries are subject to events, occurrences or actions covered by Article VII, then, notwithstanding any Subsidiary’s portion of Consolidated EBITDA or total assets, all Subsidiaries shall constitute Article VII Subsidiaries and all Subsidiaries shall be subject to the Events of Default set forth in Article VII.

“Augmenting Lender” is defined in Section 2.24.

“Authorized Officer” means any of the executive officers or the treasurer of the Borrower, acting singly; provided, however, that (i) with respect to certifications under Sections 6.1(b) and 6.1(c), Authorized Officer means the chief financial officer or the treasurer of the Borrower, and (ii) with respect to confirmations of telephonic notices of Borrowing under Section 2.14, Authorized Officer means the chief financial officer, the treasurer, the tax manager, the bank manager or any tax accountant of the Borrower.

“Available Aggregate Commitment” means, at any time, the Aggregate Commitment then in effect minus the Aggregate Outstanding Credit Exposure at such time.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Base Rate” means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) the Applicable Margin, in each case changing when and as the Alternate Base Rate or the Applicable Margin changes.

“Base Rate Advance” means an Advance which, except as otherwise provided in Section 2.11, bears interest at the Base Rate.

“Base Rate Loan” means a Loan which, except as otherwise provided in Section 2.11, bears interest at the Base Rate.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“BMO Fee Letter” is defined in Section 10.13.

“Borrower” means C.H. Robinson Worldwide, Inc., a Delaware corporation, and its successors and assigns.

“Borrowing Date” means a date on which an Advance is made or a Facility LC is issued hereunder.

“Borrowing/Conversion/Continuation Notice” is defined in Section 2.8.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of ~~Eurodollar~~Eurocurrency Advances, a day (other than a Saturday or Sunday) on which banks generally are open in New York City, New York, Minneapolis, Minnesota and London, England for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in New York City, New York and Minneapolis, Minnesota for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

“Capitalized Lease” of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

“Cash Collateralize” means to deposit in the Facility LC Collateral Account or to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the LC Issuer or Lenders, as collateral for LC Obligations or obligations of Lenders to fund participations in respect of LC Obligations, cash or deposit account balances or, if the Administrative Agent and the LC Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the LC Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalent Investments” means (i) short-term obligations of, or fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America (provided that the full faith and credit of the United States of America is pledged in support of such obligations), (ii) short-term obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest ratings categories obtainable from either Moody’s or S&P, (iii) commercial paper rated A-1 or better by S&P or P-1 or better by Moody’s, (iv) demand deposit accounts maintained in the ordinary course of business or as part of or incidental to the provision of transitional services to a purchaser of Property in connection with a disposition of such Property permitted by this Agreement, (v) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $500,000,000, and (vi) investment funds at least 95% of the assets of which constitute cash or Cash Equivalent Investments of the kinds described in clauses (i) through (v) of this definition; provided in each case, to the extent applicable, that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.

“Cash Management Services” means any banking services that are provided to the Borrower or any Subsidiary by the Administrative Agent, the LC Issuer or any other Lender or any Affiliate of any of the foregoing, including without limitation: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) stored value cards, (f) automated clearing house or wire transfer services, or (g) treasury management, including controlled disbursement, consolidated account, lockbox, overdraft, return items, sweep and interstate depository network services.

“Change in Control” means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Borrower on a fully diluted basis; or (ii) if, within any twelve-month period, individuals who at the beginning of such period were directors of the Borrower (together with any new directors whose election by the board of directors of the Borrower or whose nomination for election by the stockholders of the Borrower was approved by a vote of the majority of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease to constitute at least a majority of the board of directors of the Borrower.

“Change in Law” means the adoption after the date of this Agreement (or, in the case of Section 3.7, after the Second Amendment Effective Date) of, or change after the date of this Agreement ~~in~~(or, in the case of Section 3.7, after the Second Amendment Effective Date) in, any law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) or in the interpretation, promulgation, implementation or administration thereof by any Governmental Authority or quasi-Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, including, notwithstanding the foregoing, all requests, rules, guidelines or directives (x) in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act or (y) promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities pursuant to Basel III, in each case of clauses (x) and (y), regardless of the date enacted, adopted, issued, promulgated or implemented, or compliance by any Lender or applicable Lending Installation or the LC Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency made or issued after the date of this Agreement (or, in the case of Section 3.7, after the Second Amendment Effective Date).

“Co-Documentation Agent” means each of Bank of America, N.A., ~~The Bank of Tokyo-Mitsubishi, UFJ, Ltd.,~~ Morgan Stanley Senior Funding, Inc. and MUFG Bank, ~~N.A., and JPMorgan Chase Bank, N.A~~Ltd., each together with its successors and assigns.

“Co-Syndication Agent” means Wells Fargo Bank, National Association ~~and~~, BMO Harris Bank N.A. and JPMorgan Chase Bank, N.A., each together with its successors and assigns

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

“Collateral Shortfall Amount” is defined in Section 8.1(a).

“Commitment” means, for each Lender, the obligation of such Lender to make Loans to, and participate in Facility LCs issued upon the application of, the Borrower and in Swing Line Loans, in an amount not exceeding the amount set forth in Schedule 1, as it may be modified (i) pursuant to Section 2.7, (ii) as a result of any assignment that has become effective pursuant to Section 12.3(c) or (iii) otherwise from time to time pursuant to the terms hereof.

“Consolidated EBITDA” means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income and without duplication, (i) Consolidated Interest Expense, (ii) expense for taxes paid in cash or accrued, (iii) depreciation, (iv) amortization, (v) ~~extraordinary~~unusual or non-recurring non-cash expenses, charges or losses incurred other than in the ordinary course of business and (vi) non-cash expenses related to stock based compensation, minus, to the extent included in Consolidated Net Income, (1) ~~extraordinary~~unusual or non-recurring income or gains realized other than in the ordinary course of business, (2) interest income, (3) income tax credits and refunds (to the extent not netted from tax expense), (4) any cash payments made during such period in respect of items described in clauses (v) or (vi) above subsequent to the fiscal quarter in which the relevant non-cash expenses, charges or losses were incurred, all calculated for the Borrower and its Subsidiaries on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any period of four (4) consecutive fiscal quarters (each, a “Reference Period”), (i) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, and (ii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto on a basis approved by the Administrative Agent in its reasonable credit judgment as if such Material Acquisition occurred on the first day of such Reference Period.

“Consolidated Funded Indebtedness” means at any time the aggregate Dollar Amount of Consolidated Indebtedness minus Net Mark-to-Market Exposure under Rate Management Transactions and other Financial Contracts and the undrawn face amount of commercial Letters of Credit.

“Consolidated Indebtedness” means at any time the Indebtedness of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

“Consolidated Interest Expense” means, with reference to any period, the interest expense of the Borrower and its Subsidiaries calculated on a consolidated basis for such period. For the purposes of calculating Consolidated Interest Expense for any Reference Period, (i) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated Interest Expense for such Reference Period shall be reduced by an amount equal to the Consolidated Interest Expense (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated Interest Expense (if negative) attributable thereto for such Reference Period, and (ii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated Interest Expense for such Reference Period shall be calculated after giving pro forma effect thereto on a basis approved by the Administrative Agent in its reasonable credit judgment as if such Material Acquisition occurred on the first day of such Reference Period.

“Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

“Consolidated Net Worth” means at any time the consolidated stockholders’ equity of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time, all as defined according to GAAP.

“Consolidated Total Capitalization” means at any time the sum of Consolidated Indebtedness and Consolidated Net Worth, each calculated at such time.

“Contingent Obligation” of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

“Credit Extension” means the making of an Advance or the issuance of a Facility LC hereunder.

“Credit Rating” means a rating as determined by a Credit Rating Agency of the Borrower’s senior unsecured long-term indebtedness without third-party credit enhancement.

“Credit Rating Agency” means S&P, Moody’s, Fitch Ratings Inc. or any other nationally recognized credit rating agency reasonably acceptable to the Borrower and the Administrative Agent that evaluates the financial condition of issuers of debt instruments and then assigns a rating that reflects its assessment of the issuer’s ability to make debt payments.

“Daily ~~Eurodollar~~Eurocurrency Base Rate” means, with respect to a Swing Line Loan, the greater of (a) zero percent (0.0%) and (b) the applicable interest settlement rate for deposits in ~~Dollar LIBOR~~Dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for one month appearing on the applicable Reuters Screen LIBOR01 (or on any successor or substitute page on such screen) as of 11:00 a.m. (London time) on a Business Day, provided that, if the applicable Reuters Screen ~~LIBOR01 for Dollar LIBOR~~ (or any successor or substitute page) is not available to the Administrative Agent for any reason, the applicable Daily ~~Eurodollar~~Eurocurrency Base Rate for one month shall instead be the applicable interest settlement rate for deposits in ~~Dollar LIBOR~~Dollars administered by ICE

Benchmark Administration (or any other Person that takes over the administration of such rate) for one month as reported by any other generally recognized financial information service selected by the Administrative Agent as of 11:00 a.m. (London time) on a Business Day~~, provided that, if no such interest settlement rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) is available to the Administrative Agent, the applicable Daily Eurodollar Base Rate for one month shall instead be the rate determined by the Administrative Agent to be the rate at which U.S. Bank or one of its Affiliate banks offers to place deposits in Dollars with first-class banks in the interbank market at approximately 11:00 a.m. (London time) on a Business Day in the approximate amount of U.S. Bank’s relevant Swing Line Loan and having a maturity equal to one month~~. For purposes of determining any interest rate hereunder or under any other Loan Document which is based on the Daily ~~Eurodollar~~Eurocurrency Base Rate, such interest rate shall change as and when the Daily ~~Eurodollar~~Eurocurrency Base Rate shall change.

“Daily ~~Eurodollar~~Eurocurrency Loan” means a Swing Line Loan which, except as otherwise provided in Section 2.11, bears interest at the Daily ~~Eurodollar~~Eurocurrency Rate.

“Daily ~~Eurodollar~~Eurocurrency Rate” means, with respect to a Swing Line Loan, the sum of (a) the quotient of (i) the Daily ~~Eurodollar~~Eurocurrency Base Rate, divided by (ii) one minus the Reserve ~~Requirement~~Percentage (expressed as a decimal) applicable to a one month Interest Period, plus (b) the Applicable Margin.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

“Defaulting Lender” means, subject to Section 2.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days ~~of~~after the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or waived, or (ii) pay to the Administrative Agent, the LC Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Facility LCs or Swing Line Loans) within two (2) Business Days ~~of~~after the date when due, (b) has notified the Borrower, the Administrative Agent, the LC Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, ~~or~~ (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets (other than an Undisclosed Administration), including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.22(b)) upon delivery of written notice of such determination to the Borrower, the LC Issuer, the Swing Line Lender and each Lender.

“Deposits” is defined in Section 11.1.

“Dollar” and “$” means the lawful currency of the United States of America.

“Dollar Amount” means, on any date of determination, (a) with respect to any amount in Dollars, such amount, and (b) with respect to any amount in an Agreed Currency, the equivalent in Dollars of such amount, determined by the Administrative Agent pursuant to Section 2.2 using the Exchange Rate with respect to such Agreed Currency at the time in effect.

“Domestic Subsidiary” means a Subsidiary of the Borrower incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means October 29, 2012.

“Eligible Assignee” means (i) a Lender; (ii) an Approved Fund; (iii) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $3,000,000,000, calculated in accordance with the accounting principles prescribed by the regulatory authority applicable to such bank in its jurisdiction of organization; (iv) a commercial bank organized under the laws of any other country that is a member of the OECD, or a political subdivision of any such country, and having total assets in excess of $3,000,000,000, calculated in accordance with the accounting principles prescribed by the regulatory authority applicable to such bank in its jurisdiction of organization, so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause (iv); (v) the central bank of any country that is a member of the OECD or (vi) any commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act); provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

“Eligible Currency” means any currency other than Dollars that is readily available and freely traded, in which deposits are customarily offered to banks in the London interbank market, which are convertible into Dollars in the international interbank market available to the Lenders in such market and as to which a Dollar Amount may be readily calculated. If, after the designation by the Lenders of any currency as an Agreed Currency, currency control or other exchange regulations are imposed in the country in which such currency is issued, or any other event occurs, in each case with the result that (i) such currency no longer exists, (ii) such currency is, in the reasonable determination of the Administrative Agent, no longer readily available or freely traded, (iii) a Dollar Amount is, in the reasonable determination of the Administrative Agent, not readily calculable with respect to such currency, or (iv) such currency is no longer a currency in which the Required Lenders are willing to make Loans (each of (i), (ii), (iii) and (iv), a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and the Borrower, and such country’s currency shall no longer be an Agreed Currency until such time as the Disqualifying Event(s) no longer exist, but in any event within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrower shall repay all Loans made in the currency to which the Disqualifying Event applies in Dollars or convert such Loans into the Dollar Amount of Loans in Dollars, subject to the other terms contained in Article II.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) personal injury or property damage relating to the release or discharge of Hazardous Materials, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

“Equivalent Amount” of any currency at any date means the equivalent in Dollars of such currency, calculated on the basis of the arithmetic mean of the buy and sell spot rates of exchange of the Administrative Agent in the London interbank market (or other market where the Administrative Agent’s foreign exchange operations in respect of such currency are then being conducted) for such other currency at or about 11:00 a.m. (Minneapolis Time) on the date on which such amount is to be determined, rounded up to the nearest amount of such currency as reasonably determined by the Administrative Agent from time to time; provided, however, that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such amount, and such determination shall be conclusive absent manifest error.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure with respect to any Plan to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section ~~303~~302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition upon the Borrower or any of its ERISA Affiliates of withdrawal liability under Section 4201 of ERISA or a determination that a Multiemployer Plan is, or is expected to be, insolvent ~~or in reorganization,~~ within the meaning of Title IV of ERISA.

“EU” means the European Union.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“euro” and/or “EUR” means the single currency of the participating member states of the EU.

“~~Eurodollar~~Eurocurrency Advance” means an Advance which, except as otherwise provided in Section 2.11, bears interest at the applicable ~~Eurodollar~~Eurocurrency Rate.

“~~Eurodollar~~Eurocurrency Base Rate” means, with respect to a ~~Eurodollar~~Eurocurrency Advance for the relevant Interest Period, the greater of (a) zero percent (0.0%) and (b) the applicable interest settlement rate for deposits in ~~Dollar LIBOR~~the applicable Agreed Currency administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) appearing (x) on the applicable Reuters Screen ~~LIBOR01~~ (or on any successor or substitute page on such screen) as of 11:00 a.m. (London time) for any Agreed Currency on the Quotation Date for such Interest Period, and having a maturity equal to such Interest Period, provided that, if the applicable Reuters Screen ~~LIBOR01 for Dollar LIBOR~~ (or any successor or substitute page) is not available to the Administrative Agent for any reason, the applicable ~~Eurodollar~~Eurocurrency Base Rate for the relevant Interest Period shall instead be the applicable interest settlement rate for deposits in ~~Dollar LIBOR~~the applicable Agreed Currency administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) as reported by any other generally recognized financial information service selected by the Administrative Agent in its reasonable discretion as of 11:00 a.m. (London time) for any Agreed Currency on the Quotation Date for such Interest Period, and having a maturity equal to such Interest Period~~, provided that, if no such interest settlement rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) is available to the Administrative Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which U.S. Bank or one of its Affiliate banks offers to place deposits in Dollars with first-class banks in the interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of U.S. Bank’s relevant Eurodollar Loan and having a maturity equal to such Interest Period~~.

“~~Eurodollar~~Eurocurrency Loan” means a Loan which, except as otherwise provided in Section 2.11, bears interest at the applicable ~~Eurodollar~~Eurocurrency Rate.

“~~Eurodollar~~Eurocurrency Rate” means, with respect to a ~~Eurodollar~~Eurocurrency Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the ~~Eurodollar~~Eurocurrency Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve ~~Requirement~~Percentage (expressed as a decimal) applicable to such Interest Period, plus (ii) the Applicable Margin.

“Event of Default” is defined in Article VII.

“Exchange Rate” means on any day, for purposes of determining the Dollar Amount of any other currency, the rate at which such other currency may be exchanged into Dollars at the time of determination on such day on the Reuters WRLD Page for such currency. In the event that such rate does not appear on any Reuters WRLD Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such an agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about such time as the Administrative Agent shall reasonably elect after determining that such rates shall be the basis for determining the Exchange Rate, on such date for the purchase of Dollars for delivery two (2) Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and only to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), including by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Taxes” means, in the case of each Lender or applicable Lending Installation, the LC Issuer, and the Administrative Agent, (i) Taxes imposed on its overall net income, franchise Taxes, gross receipts Taxes imposed in lieu of net income Taxes and branch profits Taxes imposed on it, by the respective jurisdiction under the laws of which such Lender, the LC Issuer or the Administrative Agent is incorporated or is organized or in which its principal executive office is located or, in the case of a Lender, in which such Lender’s applicable Lending Installation is located, (ii) in the case of a Non-U.S. Lender, any withholding tax that is imposed on amounts payable to such Non-U.S. Lender pursuant to the laws in effect at the time such Non-U.S. Lender becomes a party to this Agreement or designates a new Lending Installation, except in each case to the extent that, pursuant to Section 3.5(a), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Installation, or is attributable to the Non-U.S. Lender’s failure to comply with Section 3.5(f), and (iii) any U.S. federal withholding taxes imposed by FATCA.

“Exhibit” refers to an exhibit to this Agreement, unless another document is specifically referenced.

“Facility LC” is defined in Section 2.19(a)

“Facility LC Application” is defined in Section 2.19(c).

“Facility LC Collateral Account” is defined in Section 2.19(k).

“Facility Termination Date” means ~~December 31, 2019~~October 24, 2023 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof ~~and~~, any ~~agreement~~agreements entered into pursuant to Section 1471(b)(1) of the Code~~.~~ and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.

“Federal Funds Effective Rate” means, for any day, ~~an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day)~~ the greater of (a) zero percent (0.0%) and (b) the rate per annum calculated by the Federal Reserve Bank of New York~~,~~ based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Minneapolis time) on such day on such transactions received by the Administrative Agent from three (3) Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

“Fee Letters” is defined in Section 10.13.

“Financial Contract” of a Person means (i) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics or (ii) any Rate Management Transaction.

“Foreign Subsidiary” means any Subsidiary organized under the laws of a jurisdiction not located in the United States of America.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the LC Issuer, such Defaulting Lender’s ratable share of the LC Obligations with respect to Facility LCs issued by the LC Issuer other than LC Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s ratable share of outstanding Swing Line Loans made by the Swing Line Lender other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders.

“Freightquote Acquisition” means (i) the merger of Freightquote.com, Inc., a Delaware corporation (“Freightquote”), with and into Jayhawk Merger Subsidiary, Inc., a Delaware corporation (“Jayhawk Merger Sub”) and a wholly owned Subsidiary of C.H. Robinson Company Inc., a Minnesota corporation (“Buyer”), on terms and conditions substantially consistent with those set forth in that certain Agreement and Plan of Merger dated December 1, 2014 among Buyer, Jayhawk Merger Sub, the Borrower (solely with respect to Section 10.14 thereof), Freightquote and Timothy A. Barton, solely in his capacity as Stockholders’ Representative as defined therein (the “Stockholders’ Representative”), and (ii) the merger of Freightview, Inc., a Kansas corporation (“Freightview”), with and into Bridger Merger Subsidiary, Inc., a Kansas corporation (“Bridger Merger Sub”) and a wholly owned Subsidiary of Buyer, on terms and conditions substantially consistent with those set forth in that certain Agreement and Plan of Merger dated December 1, 2014 among Buyer, Bridger Merger Sub, Freightview and the Stockholders’ Representative.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4, subject at all times to Section 9.8.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervisory Practices or any successor or similar authority to any of the foregoing).

“Guarantor” means each Material Domestic Subsidiary that is a party to the Guaranty, either on the date hereof or pursuant to the terms of Section 6.16, and their respective successors and assigns. Notwithstanding the foregoing or anything to the contrary stated in this Agreement, no Qualified Receivables Entity shall be required to become a Guarantor.

“Guaranty” means that certain Guaranty dated as of October 29, 2012 executed by each of the Guarantors in favor of the Administrative Agent, for the ratable benefit of the Lenders, as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time pursuant to the terms hereof and thereof.

“Hazardous Material” means any explosive or radioactive substances or wastes, any hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and any other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Highest Lawful Rate” means, on any day, the maximum non-usurious rate of interest permitted for that day by applicable federal or state law stated as a rate per annum.

“Increasing Lender” is defined in Section 2.24.

“Indebtedness” of a Person means such Person’s (i) obligations for borrowed money (including the Obligations hereunder), (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade and contingent earn-out obligations), (iii) Indebtedness, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other similar instruments, (v) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property (other than the withholding of securities under employee incentive plans), (vi) Capitalized Lease Obligations, (vii) obligations of such Person as an account party with respect to standby and commercial Letters of Credit, (viii) Contingent Obligations of such Person in respect of Indebtedness, (ix) Receivables Transaction Attributed Indebtedness and (x) Net Mark-to-Market Exposure under Rate Management Transactions and other Financial Contracts.

“Indemnified Taxes” means Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, other than Excluded Taxes and Other Taxes.

“Interest Differential” is defined in Section 3.4.

“Interest Period” means, with respect to a ~~Eurodollar~~Eurocurrency Advance, a period of one (1) week or one (1), two (2), three (3) or six (6) months (or twelve (12) months if available to all Lenders) commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one (1) week or one (1), two (2), three (3) or six (6) months (or twelve (12) months if available to all Lenders) thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth (or twelfth, if applicable) succeeding month, such Interest Period shall end on the next Business Day to occur in the immediately succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

“Investment” of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities (including warrants or options to purchase securities) owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes and other similar instruments or contracts owned by such Person.

“JPMorgan Fee Letter” is defined in Section 10.13.

“LC Fee” is defined in Section 2.19(d).

“LC Issuer” means U.S. Bank (or any Subsidiary or Affiliate of U.S. Bank designated by U.S. Bank) in its capacity as issuer of Facility LCs hereunder.

“LC Obligations” means, at any time, the sum, without duplication, of (i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

“LC Payment Date” is defined in Section 2.19(e).

“Lenders” means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns. Unless otherwise specified, the term “Lenders” includes U.S. Bank in its capacity as Swing Line Lender.

“Lending Installation” means, with respect to a Lender or the Administrative Agent, the office, branch, Subsidiary or Affiliate of such Lender or the Administrative Agent listed on the signature pages hereof (in the case of the Administrative Agent) or on its Administrative Questionnaire (in the case of a Lender) or otherwise selected by such Lender or the Administrative Agent pursuant to Section 2.17.

“Letter of Credit” of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

“Leverage Holiday” means, in connection with any Permitted Acquisition, the Borrower’s request (sent by the Borrower at least 10 days prior to consummating such Permitted Acquisition) to increase the Leverage Ratio above (x) 3.00 to 1.00 or (y) after the Senior Note Purchase Agreement Leverage Increase Date, 3.50 to 1.00, to the level set forth in the proviso in Section 6.15(b); provided, that (x) only one Leverage Holiday shall be given effect during the term of this Agreement, (y) no Default or Event of Default shall be in existence immediately before or after the consummation of the applicable Permitted Acquisition, and (z) such request shall be given effect concurrently with the consummation of the applicable Permitted Acquisition.

“Leverage Ratio” means, as of any date of calculation, the ratio of (i) Consolidated Funded Indebtedness outstanding on such date to (ii) Consolidated EBITDA for the four fiscal quarters ended on such date.

“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement, but excluding the issuance of performance bonds on behalf of the Borrower or any Subsidiary in the ordinary course of business).

“Loan” means a Revolving Loan or, a Swing Line Loan.

“Loan Documents” means this Agreement, the Facility LC Applications, the Guaranty, any Note or Notes executed by the Borrower in connection with this Agreement and payable to a Lender, and any other document or agreement, now or in the future, executed by the Borrower for the benefit of the Administrative Agent or any Lender in connection with this Agreement.

“Loan Party” or “Loan Parties” means, individually or collectively, the Borrower and the Guarantors.

“Material Acquisition” means any Acquisition permitted by this Agreement that involves the payment of cash consideration by the Borrower and its Subsidiaries in excess of $250,000,000.

“Material Adverse Effect” means a material adverse effect on (i) the business, Property, financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower or any Guarantor to perform in any material respect its obligations under the Loan Documents to which it is a party, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent, the LC Issuer or the Lenders under the Loan Documents.

“Material Disposition” means any sale, transfer or disposition of property or series of related sales, transfers, or dispositions of property (other than as permitted by clauses (a) through (f) of Section 6.11) that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $250,000,000.

“Material Domestic Subsidiary” means each Domestic Subsidiary (other than any Qualified Receivables Entity) which, as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.1, (i) contributed greater than 10% of the Borrower’s Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ended on such date or (ii) contributed greater than 10% of the Borrower’s consolidated total assets as of such date; provided that, if the aggregate amount of Consolidated EBITDA for such period or of the Borrower’s consolidated total assets as of such date contributed by of all Domestic Subsidiaries (other than any Qualified Receivables Entity) that are not Material Domestic Subsidiaries exceeds 20% of the Borrower’s Consolidated EBITDA for such period or 20% of the Borrower’s consolidated total assets as of such date, the Borrower (or, in the event the Borrower has failed to do so within ten (10) days, the Administrative Agent) shall designate sufficient Domestic Subsidiaries (other than any Qualified Receivables Entity) as “Material Domestic Subsidiaries” to eliminate such excess, and such designated Domestic Subsidiaries shall for all purposes of this Agreement constitute Material Domestic Subsidiaries.

“Material Indebtedness” means Indebtedness for borrowed money of the Borrower or any Article VII Subsidiary in an outstanding principal amount of $~~50,000,000~~75,000,000 or more in the aggregate (or the equivalent thereof in any currency other than Dollars).

“Material Indebtedness Agreement” means any agreement under which any Material Indebtedness was created or is governed or which provides for the incurrence of Indebtedness in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder).

“Maximum Foreign Currency Amount” means $300,000,000.

“Minimum Collateral Amount” means, with respect to a Defaulting Lender, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 103% of the Fronting Exposure of the LC Issuer with respect to such Defaulting Lender for all Facility LCs issued and outstanding at such time and (ii) otherwise, an amount determined by the Administrative Agent and the LC Issuer in their sole discretion.

“Modify” and “Modification” are defined in Section 2.19(a).

“Moody’s” means Moody’s Investors Service, Inc.

“Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to the Borrower’s senior unsecured long-term indebtedness without third-party credit enhancement.

“Multiemployer Plan” means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any ERISA Affiliate is, or in the immediately preceding six years was, a party to which more than one employer is obligated to make contributions.

“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. “Unrealized losses” means the fair market value of the cost to such Person of replacing such Rate Management Transaction as of the date of determination (assuming the Rate Management Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-U.S. Lender” means a Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Code.

“Note” is defined in Section 2.13(d).

“Obligations” means (i) all unpaid principal of and accrued and unpaid interest on the Loans, all LC Obligations, and all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Administrative Agent, the LC Issuer or any indemnified party arising under the Loan Documents, (ii) all obligations in connection with Cash Management Services, and (iii) all Rate Management Obligations provided to the Borrower or any Subsidiary by the Administrative Agent, the LC Issuer or any other Lender or any Affiliate of any of the foregoing; provided, however, that “Obligations” shall exclude all Excluded Swap Obligations.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Original Currency” is defined in Section 2.12(b).

~~“Omnibus Amendment” means that certain Omnibus Amendment, dated as of Omnibus Amendment Effective Date, by and among the Borrower, the Guarantors, the Lenders party thereto, the LC Issuer, the Swing Line Lender and the Administrative Agent.~~

~~“Omnibus Amendment Effective Date” means December 31, 2014.~~

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document.

“Outstanding Credit Exposure” means, as to any Lender at any time, the sum of (i) the aggregate principal ~~amount~~Dollar Amount of its Revolving Loans outstanding at such time, plus (ii) an amount equal to its Pro Rata Share of the aggregate principal amount of Swing Line Loans outstanding at such time, plus (iii) an amount equal to its Pro Rata Share of the LC Obligations at such time.

“Participant Register” is defined in Section 12.2(c).

“Participants” is defined in Section 12.2(a).

“PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended from time to time, and any successor statute.

“Payment Date” means the last day of each calendar quarter, provided, that if such day is not a Business Day, the Payment Date shall be the immediately preceding Business Day.

“PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.

“Permitted Acquisition” means any Acquisition made by the Borrower or any of its Subsidiaries, provided that, (a) as of the date of the consummation of such Acquisition, no Default or Event of Default shall have occurred and be continuing or would result from such Acquisition, and the representation and warranty contained in Section 5.11 shall be true both before and after giving effect to such Acquisition, (b) such Acquisition is consummated on a non-hostile basis pursuant to a negotiated acquisition agreement that has been (if required by the governing documents of the seller or entity to be acquired) approved by the board of directors or other applicable governing body of the seller or entity to be acquired, and no material challenge to such Acquisition (excluding the exercise of appraisal rights) shall be pending or threatened by any shareholder or director of the seller or entity to be acquired, (c) the business to be acquired in such Acquisition is in a similar line of business as the Borrower’s or any Subsidiary’s or a line of business incidental or complementary thereto, (d) as of the date of the consummation of such Acquisition, all material approvals required in connection therewith shall have been obtained and shall be in full force and effect, and (e) the Borrower shall be in pro forma compliance with the financial covenant contained in Section 6.15 as of the last day of the most recent fiscal quarter ended prior to the consummation of such Acquisition for which financial statements have been delivered pursuant to Section 6.1 calculated as if such Acquisition, including the consideration therefor, had been consummated on such date.

“Person” means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

“Phoenix Acquisition” means the purchase of all of the outstanding capital stock of Phoenix International Freight Services, Ltd. on terms and conditions substantially consistent with those set forth in that certain Purchase Agreement among Phoenix International Freight Services, Ltd., the Persons listed on Annex A thereto as Selling Shareholders, the Borrower, and James William McInerney and Emil Sanchez as representatives of such Selling Shareholders.

“Plan” means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA as to which the Borrower or any ERISA Affiliate may have any liability.

“Pounds Sterling” means the lawful currency of the United Kingdom.

“Pricing Schedule” means the Schedule attached hereto identified as such.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by U.S. Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

“Pro Rata Share” means, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender’s Commitment and the denominator of which is the Aggregate Commitment, provided, however, if all of the Commitments are terminated pursuant to the terms of this Agreement, then “Pro Rata Share” means the percentage obtained by dividing (a) such Lender’s Outstanding Credit Exposure at such time by (b) the Aggregate Outstanding Credit Exposure at such time; and provided, further, that when a Defaulting Lender shall exist, “Pro Rata Share” shall mean the percentage of the Aggregate Commitment (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment (except that no Lender is required to fund or participate in Revolving Loans, Swing Line Loans or Facility LCs to the extent that, after giving effect thereto, the aggregate amount of its outstanding Revolving Loans and funded or unfunded participations in Swing Line Loans and Facility LCs would exceed the amount of its Commitment (determined as though no Defaulting Lender existed)).

“Purchasers” is defined in Section 12.3(a).

“Qualified Receivables Entity” means a newly-formed Subsidiary or other special-purpose entity which engages solely in activities in connection with Qualified Receivables Transactions.

“Qualified Receivables Transaction” means any transaction or series of transactions that may be entered into by the Borrower or any Subsidiary pursuant to which the Borrower or any Subsidiary may sell, convey or otherwise transfer to a Qualified Receivables Entity, or any other Person, any interest (whether characterized as the grant of a security interest or the transfer of ownership) in any Receivables and rights related thereto, whether such transaction or series of transactions constitutes a secured loan or credit facility, a true sale of assets to a Qualified Receivables Entity or other Person, or otherwise, provided that (i) the documents evidencing such transaction or series of transactions are acceptable to the Administrative Agent in its reasonable discretion, and (ii) the Receivables Transaction Attributed Indebtedness outstanding at any one time does not exceed $250,000,000.

“Quotation Date” means, in relation to any Interest Period for which an interest rate is to be determined, (a) if the related Advance is denominated in Dollars, two (2) Business Days before the first day of that period~~.~~, (b) if the related Advance is denominated in euro, two (2) TARGET Days and two (2) London Business Days (to the extent the two are not the same) before the first day of such period, (c) if the related Advance is denominated in Pounds Sterling, the first day of such period and (d) if the related Advance is denominated in any other Agreed Currency, the date which is agreed to by the Lenders when they agree that such currency may be an Agreed Currency.

“Rate Management Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered by the Borrower or any Subsidiary which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Receivable” means any right to the payment of a monetary obligation now or hereafter owing to the Borrower or any Subsidiary, whether evidenced by or constituting an account, instrument, chattel paper or general intangible.

“Receivables Transaction Attributed Indebtedness” means the amount of obligations outstanding under the legal documents entered into as part of any Qualified Receivables Transaction on any date of determination that would be characterized as principal if such Qualified Receivables Transaction were structured as a secured lending transaction rather than as a purchase.

“Register” is defined in Section 12.3(d).

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

“Reimbursement Obligations” means, at any time, the aggregate of all obligations of the Borrower then outstanding under Section 2.19 to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs.

“Reports” is defined in Section 9.6(a).

“Required Lenders” means Lenders in the aggregate having greater than 50% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding greater than 50% of the Aggregate Outstanding Credit Exposure. The Commitments and Outstanding Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Reserve ~~Requirement~~Percentage” means, ~~with respect to an~~for any day during any Interest Period, the ~~maximum aggregate~~ reserve percentage in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including ~~all basic~~any emergency, special, supplemental~~, marginal and other reserves ) which is imposed under Regulation D on Eurodollar liabilities.~~or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). The Eurocurrency Rate for each outstanding Eurocurrency Loan shall be adjusted automatically as of the effective date of any change in the Reserve Percentage.

“Revolving Loan” means, with respect to a Lender, such Lender’s loan made pursuant to its commitment to lend set forth in Section 2.1 (or any conversion or continuation thereof).

“Risk-Based Capital Guidelines” means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States, including transition rules, and, in each case, any amendments to such regulations.

“S&P” means ~~Standard & Poor’s~~S&P Global Ratings ~~Services, a Standard & Poor’s Financial Services LLC business.~~, a division of S&P Global Inc.

“S&P Rating” means, at any time, the rating issued by S&P and then in effect with respect to the Borrower’s senior unsecured long-term indebtedness without third-party credit enhancement.

“Sanctioned Country” means, at any time, any country or territory which is itself the subject or target of any comprehensive Sanctions.

“Sanctioned Person” means, at any time, (a) any Person or group that is, or, to the knowledge of any of the Borrower’s officers, that is 50% or more owned by Persons or groups that are, listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, or any Person or group listed in any Sanctions-related list of designated Persons maintained by the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom or any EU member state, (b) any Person or group operating, organized or resident in a Sanctioned Country, or (c) any agency, political subdivision or instrumentality of, or a Person that is, to the knowledge of any of the Borrower’s officers, otherwise controlled by, the government of a Sanctioned Country.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any EU Member State or Her Majesty’s Treasury of the United Kingdom.

“Schedule” refers to a specific schedule to this Agreement, unless another document is specifically referenced.

“Second Amendment” means that certain Second Omnibus Amendment, dated as of the Second Amendment Effective Date, by and among the Borrower, the Guarantors, the Lenders party thereto, the LC Issuer, the Swing Line Lender and the Administrative Agent.

“Second Amendment Effective Date” means October 24, 2018.

“Section” means a numbered section of this Agreement, unless another document is specifically referenced.

~~“Senior Note Covenant Release Date” means the date on which (x) the financial covenant contained in the Senior Note Purchase Agreement testing the Consolidated Funded Indebtedness to Consolidated Total Capitalization shall have been removed and replaced with a financial covenant testing the Leverage Ratio and (y) the Leverage Ratio test contained in the Senior Note Purchase Agreement shall be no more restrictive than the financial covenant set forth in Section 6.15(b).~~

“Senior Note Purchase Agreement” means the Note Purchase Agreement, dated August 23, 2013, by and among the Borrower and the Persons party thereto as purchasers, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Senior Note Purchase Agreement Leverage Increase Date” is defined in Section 6.15(b).

“Stated Rate” is defined in Section 2.21.

“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower.

“Substantial Portion” means, with respect to the Property of the Borrower and its Subsidiaries, Property which represents more than 10% of the consolidated total assets of the Borrower and its Subsidiaries taken as a whole as of the last day of the four-quarter period ending immediately prior to the quarter in which such determination is made.

“swap” means any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Counterparty” means, with respect to any swap with the Administrative Agent, the LC Issuer or any other Lender or any Affiliate of any of the foregoing, any Person or entity that is or becomes a party to such swap.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any swap between the Administrative Agent, the LC Issuer or any other Lender or any Affiliate of any of the foregoing and one or more Swap Counterparties.

“Swing Line Borrowing Notice” is defined in Section 2.4(b).

“Swing Line Lender” means U.S. Bank or such other Lender which may succeed to its rights and obligations as Swing Line Lender pursuant to the terms of this Agreement.

“Swing Line Loan” means a Loan made available to the Borrower by the Swing Line Lender pursuant to Section 2.4.

“Swing Line Sublimit” means the maximum principal amount of Swing Line Loans the Swing Line Lender may have outstanding to the Borrower at any one time, which, as of ~~this date, is $50,000,000~~the Second Amendment Effective Date, is $75,000,000.

“T-Chek Disposition” means the sale of all or substantially all of the Property and assets of T-Chek Systems, Inc. on terms and conditions substantially consistent with those set forth in that certain Asset Purchase Agreement dated as of October 16, 2012 between Electronic Funds Source LLC, T-Check Systems, Inc. and the Borrower.

“TARGET” means Trans-European Automated Real-time Gross Settlement Express Transfer payment system.

“TARGET Day” means any day on which TARGET is open for settlement of payments in euro.

“Taxes” means any and all present or future taxes, duties, levies, imposts, deductions, and similar fees, assessments, charges or withholdings imposed by any Governmental Authority, and any and all liabilities with respect to the foregoing, including interest, additions to tax and penalties applicable thereto.

“Transferee” is defined in Section 12.3(e).

“Type” means, with respect to any Advance, its nature as a Base Rate Advance or a ~~Eurodollar~~Eurocurrency Advance and with respect to any Loan, its nature as a Base Rate Loan or a ~~Eurodollar~~Eurocurrency Loan.

“Undisclosed Administration” means in relation to a Lender the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed.

“U.S. Bank” means U.S. Bank National Association, a national banking association, in its individual capacity, and its successors.

“U.S. Bank Fee Letter” is defined in Section 10.13.

“Wells Fargo Fee Letter” is defined in Section 10.13.

“Wholly-Owned Subsidiary” of a Person means any Subsidiary of which 100% of the beneficial ownership interests (other than ~~directors’~~ qualifying shares of directors or other members of governing boards or investments by foreign nationals mandated by law) shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “~~Eurodollar~~Eurocurrency Loan”). Advances also may be classified and referred to by Type (e.g., a “~~Eurodollar~~Eurocurrency Advance”).

ARTICLE II

THE CREDITS

2.1. Commitment. From and including the date of this Agreement and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make (a) Revolving Loans to the Borrower in ~~Dollars~~Agreed Currencies and participate in Facility LCs issued upon the request of the Borrower, provided that, after giving effect to the making of each such Loan and the issuance of each such Facility LC, (i) the ~~amount~~Dollar Amount of such Lender’s Outstanding Credit Exposure shall not exceed its Commitment ~~and~~, (ii) the aggregate outstanding principal Dollar Amount of all Eurocurrency Advances in Agreed Currencies other than Dollars shall not exceed the Maximum Foreign Currency Amount and (iii) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment. All Base Rate Loans shall be made in Dollars. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow the Revolving Loans at any time prior to the Facility Termination Date. Unless previously terminated, the Commitments shall terminate on the Facility Termination Date. The LC Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.19.

2.2. Determination of Dollar Amounts; Required Payments; Termination. ~~If at any time the amount of the Aggregate~~ The Administrative Agent will determine the Dollar Amount of: (a) each Advance in Agreed Currencies other than Dollars as of the date three (3) Business Days prior to the Borrowing Date or, if applicable, date of conversion/continuation of such Advance, and (b) all outstanding Advances other than those denominated in Dollars as of the last Business Day of each quarter and on any other Business Day elected by the Administrative Agent in its reasonable discretion or upon instruction by the Required Lenders in the exercise of their reasonable discretion. Each day upon or as of which the Administrative Agent determines Dollar Amounts as described in the preceding clauses (a) and (b) is herein described as a “Computation Date” with respect to each Advance for which a Dollar Amount is determined on or as of such day. The Administrative Agent shall notify the Borrower in writing of the Dollar Amount so determined within one (1) Business Day after the applicable Computation Date. If at any time the Dollar Amount of (i) the aggregate Outstanding Credit Exposure exceeds the Aggregate ~~Commitment~~Commitments or (ii) the aggregate outstanding principal Dollar Amount of all Eurocurrency Advances in Agreed Currencies other than Dollars exceeds 105% of the Maximum Foreign Currency Amount, the Borrower shall immediately or, if such excess is caused by a change in the Dollar Amount of any Advance made in Agreed Currencies other than Dollars, within five (5) Business Days after the aforesaid notice of such change has been given, make a payment on the Loans or Cash Collateralize LC Obligations in an account with the Administrative Agent pursuant to Section 2.19(k) sufficient to eliminate such excess. The Aggregate Outstanding Credit Exposure and all other unpaid Obligations under this Agreement and the other Loan Documents shall be paid in full by the Borrower on the Facility Termination Date.

2.3. Ratable Loans; Types of Advances. Each Advance hereunder (other than any Swing Line Loan) shall consist of Loans made from the several Lenders ratably according to their Pro Rata Shares. The Advances may be Base Rate Advances or ~~Eurodollar~~Eurocurrency Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.8 and 2.9, or Swing Line Loans selected by the Borrower in accordance with Section 2.4.

2.4. Swing Line Loans.

(a) Amount of Swing Line Loans. Upon the satisfaction of the conditions precedent set forth in Section 4.2 and, if such Swing Line Loan is to be made on the date of the initial Advance hereunder, the satisfaction of the conditions precedent set forth in Section 4.1 as well, from and including the date of this Agreement and prior to the Facility Termination Date, the Swing Line Lender may, at its option, on the terms and conditions set forth in this Agreement, make Swing Line Loans in Dollars to the Borrower from time to time in an aggregate principal amount not to exceed the Swing Line Sublimit, provided that the Aggregate Outstanding Credit Exposure shall not at any time exceed the Aggregate Commitment, and provided further that at no time shall the sum of (i) the Swing Line Loans, plus (ii) the outstanding Revolving Loans made by the Swing Line Lender pursuant to Section 2.1, plus (iii) the Swing Line Lender’s Pro Rata Share of the LC Obligations, exceed the Swing Line Lender’s Commitment at such time. Subject to the terms of this Agreement (including, without limitation the discretion of the Swing Line Lender), the Borrower may borrow, repay and reborrow Swing Line Loans at any time prior to the Facility Termination Date.

(b) Borrowing/Conversion/Continuation Notice. In order to borrow a Swing Line Loan, the Borrower shall deliver to the Administrative Agent and the Swing Line Lender irrevocable notice (a “Swing Line Borrowing Notice”) not later than 12:00 noon (Minneapolis time) on the Borrowing Date of each Swing Line Loan, specifying (i) the applicable Borrowing Date (which date shall be a Business Day), and (ii) the aggregate amount of the requested Swing Line Loan.

(c) Making of Swing Line Loans; Participations. Not later than 2:00 p.m. (Minneapolis time) on the applicable Borrowing Date, the Swing Line Lender shall make available the Swing Line Loan, in funds immediately available, to the Administrative Agent at its address specified pursuant to Article XIII. The Administrative Agent will promptly make the funds so received from the Swing Line Lender available to the Borrower on the Borrowing Date at the Administrative Agent’s aforesaid address. Each time that a Swing Line Loan is made by the Swing Line Lender pursuant to this Section 2.4(c), the Swing Line Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Swing Line Lender a participation in such Swing Line Loan in proportion to its Pro Rata Share.

(d) Repayment of Swing Line Loans. Each Swing Line Loan shall be paid in full by the Borrower on the date selected by the Administrative Agent and communicated to the Borrower at the time such Swing Line Loan is made. In addition, the Swing Line Lender may at any time in its sole discretion with respect to any outstanding Swing Line Loan, require each Lender to fund the participation acquired by such Lender pursuant to Section 2.4(c) or require each Lender (including the Swing Line Lender) to make a Revolving Loan in the amount of such Lender’s Pro Rata Share of such Swing Line Loan (including, without limitation, any interest accrued and unpaid thereon), for the purpose of repaying such Swing Line Loan. Not later than 1:00 p.m. (Minneapolis time) on the date of any notice received pursuant to this Section 2.4(d), each Lender shall make available its required Revolving Loan, in funds immediately available to the Administrative Agent at its address specified pursuant to Article XIII. Revolving Loans made pursuant to this Section 2.4(d) shall initially be Base Rate Loans and thereafter may be continued as Base Rate Loans or converted into ~~Eurodollar~~Eurocurrency Loans in the manner provided in Section 2.9 and subject to the other conditions and limitations set forth in this Article II. Unless a Lender shall have notified the Swing Line Lender, prior to the Swing Line Lender’s making any Swing Line Loan, that any applicable condition precedent set forth in Sections 4.1 or 4.2 had not then been satisfied, such Lender’s obligation to make Revolving Loans pursuant to this Section 2.4(d) to repay Swing Line Loans or to fund the participation acquired pursuant to Section 2.4(c) shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Borrower, the Administrative Agent, the Swing Line Lender or any other Person, (b) the occurrence or continuance of a Default or Event of Default, (c) any adverse change in the condition (financial or otherwise) of the Borrower, or (d) any other circumstances, happening or event whatsoever. In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.4(d), interest shall accrue thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received and the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. On the Facility Termination Date, the Borrower shall repay in full the outstanding principal balance of the Swing Line Loans.

2.5. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender according to its Pro Rata Share a commitment fee at a per annum rate equal to the Applicable Fee Rate on the average daily Available Aggregate Commitment from the date hereof to and including the Facility Termination Date, payable in arrears on each Payment Date hereafter and on the Facility Termination Date. Solely for purposes of calculating the commitment fee due hereunder, the aggregate principal amount of Swing Line Loans outstanding at any time shall be counted as Outstanding Credit Exposure of U.S. Bank and no portion thereof shall be counted as Outstanding Credit Exposure of any other Lender.

2.6. Minimum Amount of Each Advance. Each ~~Eurodollar~~Eurocurrency Advance shall be in the minimum amount of $500,000 and incremental amounts in integral multiples of $100,000, and each Base Rate Advance (other than an Advance to repay Swing Line Loans) shall be in the minimum amount of $500,000 and incremental amounts in integral multiples of $100,000, provided, however, that any Base Rate Advance may be in the amount of the Available Aggregate Commitment.

2.7. Reductions in Aggregate Commitment; Optional Principal Payments. The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $500,000, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Commitments may not be reduced below the Aggregate Outstanding Credit Exposure. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Credit Extensions hereunder. The Borrower may from time to time pay, without penalty or premium, all outstanding Base Rate Advances (other than Swing Line Loans), or, in a minimum aggregate amount of $500,000 and incremental amounts in integral multiples of $100,000, any portion of the aggregate outstanding Base Rate Advances (other than Swing Line Loans) upon same day notice by 1:00 p.m. (Minneapolis time) to the Administrative Agent. The Borrower may at any time pay, without penalty or premium, all outstanding Swing Line Loans, or any portion of the outstanding Swing Line Loans, with notice to the Administrative Agent and the Swing Line Lender by 11:00 a.m. (Minneapolis time) on the date of repayment. The Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding ~~Eurodollar~~Eurocurrency Advances, or, in a minimum aggregate amount of $500,000 and incremental amounts in integral multiples of $100,000, any portion of the aggregate outstanding ~~Eurodollar~~Eurocurrency Advances upon at least two (2) Business Days’ prior written notice to the Administrative Agent by 1:00 p.m. (Minneapolis time).

2.8. Method of Selecting Types and Interest Periods for New Advances . The Borrower shall select the Type of Advance and, in the case of each ~~Eurodollar~~Eurocurrency Advance, the Interest Period and Agreed Currency applicable thereto from time to time. The Borrower shall give the Administrative Agent irrevocable notice in the form of Exhibit D (a “Borrowing/Conversion/Continuation Notice”) not later than 11:00 a.m. (Minneapolis time) on the Borrowing Date of each Base Rate Advance (other than a Swing Line Loan) and any ~~Eurodollar~~Eurocurrency Advance in Dollars to be made on the ~~Omnibus~~Second Amendment Effective Date, and not later than 11:00 a.m. (Minneapolis time) (x) two (2) Business Days before the Borrowing Date for each ~~Eurodollar~~Eurocurrency Advance in Dollars (other than any ~~Eurodollar~~Eurocurrency Advance to be made on the ~~Omnibus~~Second Amendment Effective Date), and (y) four (4) Business Days before the Borrowing Date for each Eurocurrency Advance in an Agreed Currency other than Dollars, specifying:

(i)	the Borrowing Date, which shall be a Business Day, of such Advance,

(ii)	the aggregate amount of such Advance, ~~and~~

(iii)	the Type of Advance selected~~.~~, and

(iv)	in the case of each Eurocurrency Advance, the Interest Period and Agreed Currency applicable thereto.

Not later than 1:00 p.m. (Minneapolis time) on each Borrowing Date, each Lender shall make available its Loan or Loans in funds immediately available to the Administrative Agent at its address specified pursuant to Article XIII. The Administrative Agent will promptly make the funds so received from the Lenders available to the Borrower on the Borrowing Date at the Administrative Agent’s aforesaid address.

2.9. Conversion and Continuation of Outstanding Advances; Maximum Number of Interest Periods. Base Rate Advances (other than Swing Line Loans) shall continue as Base Rate Advances unless and until such Base Rate Advances are converted into ~~Eurodollar~~Eurocurrency Advances pursuant to this Section 2.9 or are repaid in accordance with Section 2.7. Each ~~Eurodollar~~Eurocurrency Advance denominated in Dollars shall continue as a ~~Eurodollar~~Eurocurrency Advance until the end of the then applicable Interest Period therefor, at which time such ~~Eurodollar~~Eurocurrency Advance shall be automatically converted into a Base Rate Advance unless (x) such ~~Eurodollar~~Eurocurrency Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower shall have given the Administrative Agent a Borrowing/Conversion/Continuation Notice requesting that, at the end of such Interest Period, such ~~Eurodollar~~Eurocurrency Advance continue as a ~~Eurodollar~~Eurocurrency Advance for the same or another Interest Period. Each Eurocurrency Advance denominated in an Agreed Currency other than Dollars shall automatically continue as a Eurocurrency Advance in the same Agreed Currency with an Interest Period of one week unless (x) such Eurocurrency Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower shall have given the Administrative Agent a Borrowing/Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurocurrency Advance continue as a Eurocurrency Advance for the same or another Interest Period or that such Eurocurrency Advance be converted to an Advance in Dollars. Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of a Base Rate Advance (other than a Swing Line Loan) into a ~~Eurodollar~~Eurocurrency Advance. The Borrower shall give the Administrative Agent a Borrowing/Conversion/Continuation Notice for each conversion of a Base Rate Advance into a ~~Eurodollar~~Eurocurrency Advance, conversion of a ~~Eurodollar~~Eurocurrency Advance to a Base Rate Advance, or continuation of a ~~Eurodollar~~Eurocurrency Advance not later than 11:00 a.m. (Minneapolis time) (x) at least two (2) Business Days for Eurocurrency Advances in Dollars and (y) four (4) Business Days for Eurocurrency Advances in an Agreed Currency other than Dollars, prior to the date of the requested conversion or continuation, specifying:

(i)	the requested date, which shall be a Business Day, of such conversion or continuation,

(ii)	the Agreed Currency amount and Type of the Advance which is to be converted or continued, and

(iii)	the amount of such Advance which is to be converted into or continued as a ~~Eurodollar~~Eurocurrency Advance and the duration of the Interest Period applicable thereto.

After giving effect to all Advances, all conversions of Advances from one Type to another and all continuations of Advances of the same Type, there shall be no more than 10 Interest Periods in effect hereunder.

Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or roll over all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.

2.10. Interest Rates. Each Base Rate Advance (other than a Swing Line Loan) shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a ~~Eurodollar~~Eurocurrency Advance into a Base Rate Advance pursuant to Section 2.9, to but excluding the date it becomes due or is converted into a ~~Eurodollar~~Eurocurrency Advance pursuant to Section 2.9 hereof, at a rate per annum equal to the Base Rate for such day. Each Swing Line Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the day such Swing Line Loan is made to but excluding the date it is paid, at a rate per annum equal to, at the Borrower’s option, the Base Rate for such day or the Daily ~~Eurodollar~~Eurocurrency Rate; provided, that the Applicable Margin therefor, if any, shall be mutually agreed to by the Borrower and the Swing Line Lender. Changes in the rate of interest on that portion of any Advance maintained as a Base Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each ~~Eurodollar~~Eurocurrency Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at ~~a rate per annum equal to the Eurodollar Rate in respect of such Eurodollar Advance for such Interest Period~~the interest rate as applicable to such Eurocurrency Advance based upon the Borrower’s selections under Sections 2.8 and 2.9 and the Pricing Schedule. No Interest Period may end after the Facility Termination Date.

2.11. Rates Applicable After Event of Default. Notwithstanding anything to the contrary contained in Sections 2.8, 2.9 or 2.10, during the continuance of a Default or Event of Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.3 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a ~~Eurodollar~~Eurocurrency Advance. Upon the occurrence and during the continuance of an Event of Default under Section 7.2 or Section 7.3 (with respect to Section 6.15), the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.3 requiring unanimous consent of the Lenders to changes in interest rates), declare that, before or after judgment, (i) each ~~Eurodollar~~Advance in an Agreed Currency other than Dollars shall be converted to an Advance in the Approximate Equivalent Amount in Dollars, (ii) each

Eurocurrency Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2.00% per annum, (~~ii~~iii) each Base Rate Advance shall bear interest at a rate per annum equal to the Base Rate in effect from time to time plus 2.00% per annum, and (~~iii~~iv) the LC Fee shall be increased by 2.00% per annum. Upon the occurrence and during the continuance of an Event of Default under Sections 7.6 or 7.7, the interest rates set forth in clauses (~~i) and (~~ii) and (iii) above and the increase in the LC Fee set forth in clause (~~iii~~iv) above shall be applicable automatically to all Credit Extensions without any election or action on the part of the Administrative Agent or any Lender. After an Event of Default has been cured or waived, the interest rate applicable to ~~advances~~Advances and the LC Fee shall revert to the rates applicable prior to the occurrence of an Event of Default.

2.12. Method of Payment.

(a) Each Advance shall be repaid and each payment of interest thereon shall be paid in the currency in which such Advance was made. All payments of the Obligations under this Agreement and the other Loan Documents shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent’s address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by 12:00 noon (Minneapolis time) on the date when due and shall (except (i) with respect to repayments of Swing Line Loans, (ii) in the case of Reimbursement Obligations for which the LC Issuer has not been fully indemnified by the Lenders, or (iii) as otherwise specifically required hereunder) be applied ratably by the Administrative Agent among the Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. The Administrative Agent is hereby authorized to charge the account of the Borrower maintained with U.S. Bank for each payment of principal, interest, Reimbursement Obligations and fees as it becomes due hereunder. Each reference to the Administrative Agent in this Section 2.12 shall also be deemed to refer, and shall apply equally, to the LC Issuer, in the case of payments required to be made by the Borrower to the LC Issuer pursuant to Section 2.19(f).

(b) Notwithstanding the foregoing provisions of this Section 2.12, if, after the making of any Advance in any currency other than Dollars, currency control or exchange regulations are imposed in the country which issues such currency, or any other event occurs, in each case with the result that the type of currency in which the Advance was made (the “Original Currency”) no longer exists or would otherwise no longer be an Eligible Currency or the Borrower is not able to make payment to the Administrative Agent for the account of the Lenders in such Original Currency, then all payments to be made by the Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrower take all risks of the imposition of any such currency control or exchange regulations.

2.13. Notes; Evidence of Indebtedness. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(b) The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Agreed Currency and Type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, (iii) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time, and (iv) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.

(c) The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

(d) Any Lender (including the Swing Line Lender) may request that its Loans be evidenced by a promissory note representing its Loans and Swing Line Loans substantially in the form of Exhibit E (with appropriate changes for notes evidencing Swing Line Loans) (each a “Note”). The Borrower shall prepare, execute and deliver to such Lender such Note or Notes payable to the order of such Lender in a form supplied by the Administrative Agent. The Loans evidenced by such Note and interest thereon shall at all times (prior to any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein, except to the extent that any such Lender subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in clauses (b) (i) and (ii) above.

2.14. Telephonic Notices. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Agreed Currencies and Types of Advances and to transfer funds based on telephonic notices made by any Person or Persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing/Conversion/Continuation Notices to be given telephonically. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation (which may include e-mail) of each telephonic notice authenticated by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error. The parties agree to prepare appropriate documentation to correct any such error within ten (10) days after discovery by any party to this Agreement.

2.15. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Base Rate Advance and each Swing Line Loan shall be payable on each Payment Date, commencing with the first such Payment Date to occur after the date hereof and at maturity. Interest accrued on each ~~Eurodollar~~Eurocurrency Advance shall be payable on the last day of its applicable Interest Period, on any date on which the ~~Eurodollar~~Eurocurrency Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each ~~Eurodollar~~Eurocurrency Advance having an

Interest Period longer than three (3) months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on all Advances and fees shall be calculated for actual days elapsed on the basis of a 360-day year, except that ~~interest at the Prime~~ (i) interest on Advances denominated in Pounds Sterling and (ii) interest computing by reference to the Alternate Base Rate shall each be calculated for actual days elapsed on the basis of a 365/366-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to 3:00 p.m. (Minneapolis time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day.

2.16. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Commitment reduction notice, Borrowing/Conversion/Continuation Notice, Swing Line Borrowing Notice, and repayment notice received by it hereunder. Promptly after notice from the LC Issuer, the Administrative Agent will notify each Lender of the contents of each request for issuance of a Facility LC hereunder. The Administrative Agent will notify each Lender of the currency and interest rate applicable to each ~~Eurodollar~~Eurocurrency Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

2.17. Lending Installations. Each Lender may book its Advances and its participation in any LC Obligations and the LC Issuer may book the Facility LCs at any Lending Installation selected by such Lender or the LC Issuer, as the case may be, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participations in LC Obligations and any Notes issued hereunder shall be deemed held by each Lender or the LC Issuer, as the case may be, for the benefit of any such Lending Installation. Each Lender and the LC Issuer may, by written notice to the Administrative Agent and the Borrower in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

2.18. Non-Receipt of Funds by the Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent to but excluding the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (y) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

2.19. Facility LCs.

(a) Issuance. The LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby Letters of Credit denominated in Dollars (each, a “Facility LC”) and to renew, extend, increase, decrease or otherwise modify each Facility LC (“Modify,” and each such action a “Modification”), from time to time from and including the date of this Agreement and prior to the Facility Termination Date upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed $50,000,000 and (ii) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment. No Facility LC shall have an expiry date later than the earlier to occur of (x) the fifth Business Day prior to the Facility Termination Date and (y) one (1) year after its issuance; provided, however, that the expiry date of a Facility LC may be up to one (1) year later than the fifth Business Day prior to the Facility Termination Date if the Borrower has posted on or before the fifth Business Day prior to the Facility Termination Date cash collateral in the Facility LC Collateral Account on terms satisfactory to the Administrative Agent in an amount equal to 103% of the LC Obligations with respect to such Facility LC. Notwithstanding anything herein to the contrary, the LC Issuer shall have no obligation hereunder to issue any Facility LC the proceeds of which would be made available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement.

(b) Participations. Upon the issuance or Modification by the LC Issuer of a Facility LC in accordance with this Section 2.19, the LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share.

(c) Notice. Subject to Section 2.19(a), the Borrower shall give the Administrative Agent notice prior to 10:00 a.m. (Minneapolis time) at least two (2) Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the Administrative Agent shall promptly notify the LC Issuer and each Lender, of the contents thereof and of the amount of such Lender’s participation in such proposed Facility LC. The issuance or Modification by the LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV, be subject to the conditions precedent that such Facility LC shall be reasonably satisfactory to the LC Issuer and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the LC Issuer shall have reasonably requested (each, a “Facility LC Application”). The LC Issuer shall have no independent duty to ascertain whether the conditions set forth in Article IV have been satisfied; provided, however, that the LC Issuer shall not issue a Facility LC if, on or before the proposed date of issuance, the LC Issuer shall have received notice from the Administrative Agent or the Required Lenders that any such condition has not been satisfied or waived. In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

(d) LC Fees. The Borrower shall pay to the Administrative Agent, for the account of the Lenders ratably in accordance with their respective Pro Rata Shares, with respect to each Facility LC, a letter of credit fee at a per annum rate equal to the Applicable Margin for ~~Eurodollar~~Eurocurrency Loans in effect from time to time on the average daily undrawn stated amount under such Facility LC, such fee to be payable in arrears on each Payment Date (the “LC Fee”). The Borrower shall also pay to the LC Issuer for its own account (x) a fronting fee in an amount agreed upon between the LC Issuer and the Borrower and (y) on demand, all amendment, drawing and other fees regularly charged by the LC Issuer to its letter of credit customers and all reasonable out-of-pocket expenses incurred by the LC Issuer in connection with the issuance, Modification, administration or payment of any Facility LC.

(e) Administration; Reimbursement by Lenders. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the LC Issuer shall notify the Administrative Agent and the Administrative Agent shall promptly notify the Borrower and each other Lender as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the “LC Payment Date”), which LC Payment Date shall be no earlier than the first Business Day after the date such notice is given. The responsibility of the LC Issuer to the Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Event of Default or any condition precedent whatsoever, to reimburse the LC Issuer on demand for (i) such Lender’s Pro Rata Share of the amount of each payment made by the LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.19(f) below and there are not funds available in the Facility LC Collateral Account to cover the same, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the LC Issuer’s demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Minneapolis time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f) Reimbursement by Borrower. The Borrower shall be irrevocably and unconditionally obligated to reimburse the LC Issuer on or before the applicable LC Payment Date for any amounts to be paid by the LC Issuer upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer’s failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by the LC Issuer and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Base Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2.00% per annum plus the rate applicable to Base Rate Advances for such day if such day falls after such LC Payment Date. The LC Issuer will pay to each Lender ratably in accordance with its Pro Rata Share all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by the LC Issuer, but only to the extent such Lender has made payment to the LC Issuer in respect of such Facility LC pursuant to Section 2.19(e). Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing/Conversion/Continuation Notice in compliance with Section 2.8 and the satisfaction of the applicable conditions precedent set forth in Article IV), the Borrower may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

(g) Obligations Absolute. The Borrower’s obligations under this Section 2.19 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the LC Issuer, any Lender or any beneficiary of a Facility LC. The Borrower further agrees with the LC Issuer and the Lenders that the LC Issuer and the Lenders shall not be responsible for, and the Borrower’s Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by the LC Issuer or any Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put the LC Issuer or any Lender under any liability to the Borrower. Nothing in this Section 2.19(g) is intended to limit the right of the Borrower to make a claim against the LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.19(f).

(h) Actions of LC Issuer. The LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex, teletype or electronic mail message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Issuer. The LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.19, the LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

(i) Indemnification. The Borrower hereby agrees to indemnify and hold harmless each Lender, the LC Issuer and the Administrative Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities and reasonable out-of-pocket costs or expenses (including reasonable counsel fees and disbursements) which such Lender, the LC Issuer or the Administrative Agent may incur (or which may be claimed against such Lender, the LC Issuer or the Administrative Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities and reasonable out-of-pocket costs or expenses (including reasonable counsel fees and disbursements) which the LC Issuer may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to the LC Issuer hereunder (but nothing herein contained shall affect any rights the Borrower may have against any Defaulting Lender) or (ii) by reason of or on account of the LC Issuer issuing any Facility LC which specifies that the term “Beneficiary” included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify any Lender, the LC Issuer or the Administrative Agent or any of their respective directors, officers, agents or employees for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) the LC Issuer’s failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.19(i) is intended to limit the obligations of the Borrower under any other provision of this Agreement.

(j) Lenders’ Indemnification. Each Lender shall, ratably in accordance with its Pro Rata Share, indemnify the LC Issuer, its Affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees’ gross negligence or willful misconduct or the LC Issuer’s failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.19 or any action taken or omitted by such indemnitees hereunder.

(k) Facility LC Collateral Account. The Borrower agrees that it will, upon the request of the Administrative Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to the LC Issuer or the Lenders in respect of any Facility LC, maintain a special collateral account pursuant to arrangements reasonably satisfactory to the Administrative Agent (the “Facility LC Collateral Account”), in the name of such Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders and in which such Borrower shall have no interest other than as set forth in Section 8.1. The Borrower hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuer, a security interest in all of the Borrower’s right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Administrative Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of U.S. Bank having a maturity not exceeding thirty (30) days. Nothing in this Section 2.19(k) shall either obligate the Administrative Agent to require the Borrower to deposit any funds in the Facility LC Collateral Account or limit the right of the Administrative Agent to release any funds held in the Facility LC Collateral Account in each case other than as required by Section 2.22 or Section 8.1.

(l) Rights as a Lender. In its capacity as a Lender, the LC Issuer shall have the same rights and obligations as any other Lender.

2.20. Replacement of Lender. If (i) the Borrower is required pursuant to Sections 3.1, 3.2 or 3.5 to make any additional payment to any Lender, (ii) any Lender’s obligation to make or continue, or to convert Base Rate Advances into ~~Eurodollar~~Eurocurrency Advances shall be suspended pursuant to Section 3.3 or (iii) any Lender defaults in its obligation to make a Loan or to reimburse the LC Issuer pursuant to Section 2.19(e) or the Swing Line Lender pursuant to Section 2.4(d) or declines to approve an amendment or waiver that is approved by the Required Lenders or otherwise becomes a Defaulting Lender (any Lender so affected an “Affected Lender”), the Borrower may elect (in the case of clause (i) or (ii) above, if such amounts continue to be charged or such suspension is still effective) to replace such Affected Lender as a Lender party to this Agreement, provided that no Default or Event of Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (x) another bank or other entity which is reasonably satisfactory to the Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash at par the Advances and other Obligations due to the Affected Lender under this Agreement and the other Loan Documents (other than any such other Obligations paid by the Borrower in accordance with clause (y) below) pursuant to an assignment substantially in the form of Exhibit C and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (y) the Borrower shall pay to such Affected Lender in same day funds on the day of such replacement (A) all accrued and unpaid interest, fees and other amounts then due to such Affected Lender by the Borrower hereunder to but excluding the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2, 3.4 and 3.5.

2.21. Limitation of Interest. The Borrower, the Administrative Agent and the Lenders intend to strictly comply with all applicable laws, including applicable usury laws. Accordingly, the provisions of this Section 2.21 shall govern and control over every other provision of this Agreement or any other Loan Document which conflicts or is inconsistent with this Section 2.21, even if such provision declares that it controls. As used in this Section 2.21, the term “interest”

includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law, provided that, to the maximum extent permitted by applicable law, (a) any non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance or detention of money and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal parts during the full term of this Agreement. In no event shall the Borrower or any other Person be obligated to pay, or any Lender have any right or privilege to reserve, receive or retain, (a) any interest in excess of the maximum amount of nonusurious interest permitted under the applicable laws (if any) of the United States or of any applicable state, or (b) total interest in excess of the amount which such Lender could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of this Agreement at the Highest Lawful Rate. On each day, if any, that the interest rate (the “Stated Rate”) called for under this Agreement or any other Loan Document exceeds the Highest Lawful Rate, the rate at which interest shall accrue shall automatically be fixed by operation of this sentence at the Highest Lawful Rate for that day, and shall remain fixed at the Highest Lawful Rate for each day thereafter until the total amount of interest accrued equals the total amount of interest which would have accrued if there were no such ceiling rate as is imposed by this sentence. Thereafter, interest shall accrue at the Stated Rate unless and until the Stated Rate again exceeds the Highest Lawful Rate when the provisions of the immediately preceding sentence shall again automatically operate to limit the interest accrual rate. The daily interest rates to be used in calculating interest at the Highest Lawful Rate shall be determined by dividing the applicable Highest Lawful Rate per annum by the number of days in the calendar year for which such calculation is being made. None of the terms and provisions contained in this Agreement or in any other Loan Document which directly or indirectly relate to interest shall ever be construed without reference to this Section 2.21, or be construed to create a contract to pay for the use, forbearance or detention of money at an interest rate in excess of the Highest Lawful Rate. If the term of any Loan or any other Obligation outstanding hereunder or under the other Loan Documents is shortened by reason of acceleration of maturity as a result of any Event of Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason any Lender at any time, including but not limited to, the stated maturity, is owed or receives (and/or has received) interest in excess of interest calculated at the Highest Lawful Rate, then and in any such event all of any such excess interest shall be canceled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to such Lender, it shall be credited pro tanto against the then-outstanding principal balance of the Borrower’s ~~obligations~~Obligations to such Lender, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor.

2.22. Defaulting Lenders.

(a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)

Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and in the last paragraph of Section 8.3.

(ii)

Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.1 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the LC Issuer and Swing Line Lender hereunder; third, to Cash Collateralize the LC Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.22(d); fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as reasonably determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account (including the Facility LC Collateral Account) and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the LC Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Facility LCs issued under this Agreement, in accordance with Section 2.22(d); sixth, to the payment of any amounts owing to the Lenders, the LC Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the LC Issuer or Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; eighth, if so determined by the Administrative Agent, distributed to the Lenders other than the Defaulting Lender until the ratio of the Outstanding Credit Exposures of such Lenders to the Aggregate Outstanding Exposure equals such ratio immediately prior to the Defaulting Lender’s failure to fund any portion of any Loans or participations in Facility LCs or Swing Line Loans; and ninth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Facility LC issuances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Facility LCs were issued at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Credit Extensions of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Credit Extensions of such Defaulting Lender until such time as all Loans and funded and unfunded participations in LC Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to Section 2.22(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.22(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)

Certain Fees. (A) No Defaulting Lender shall be entitled to receive any commitment fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(B) Each Defaulting Lender shall be entitled to receive LC Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its ratable share of the stated amount of Facility LCs for which it has provided Cash Collateral pursuant to Section 2.22(d).

(C) With respect to any commitment fee or LC Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in LC Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the LC Issuer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the LC Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender (after giving effect to any such reallocation), and (z) not be required to pay the remaining amount of any such fee.

(iv)

Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in LC Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 4.2 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent, promptly following any written request from the Administrative Agent that it do so, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Outstanding Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v)

Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (y) second, Cash Collateralize the LC Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.22(d).

(b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swing Line Lender and the LC Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Facility LCs and Swing Line Loans to be held pro rata by the Lenders in accordance with the Commitments (without giving effect to Section 2.22(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(c) New Swing Line Loans/Facility LCs. So long as any Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) the LC Issuer shall not be required to issue, extend, renew or increase any Facility LC unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.

(d) Cash Collateral. At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or the LC Issuer (with a copy to the Administrative Agent) the Borrower shall Cash Collateralize the LC Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.22(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount.

(i)

Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the LC Issuer, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of LC Obligations, to be applied pursuant to clause (ii) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the LC Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).

(ii)

Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.22 in respect of Facility LCs shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of LC Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

(iii)

Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the LC Issuer’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 2.22(d) following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and the LC Issuer that there exists excess Cash Collateral; provided that, subject to this Section 2.22 the Person providing Cash Collateral and the LC Issuer may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. So long as no Event of Default is then outstanding, if both the Borrower and the Defaulting Lender have provided Cash Collateral, any Cash Collateral no longer required to be held pursuant to this Section 2.22(d) shall be returned first to the Borrower until it has received all Cash Collateral provided by it (together with any interest or income accrued or earned thereon) and second to the Defaulting Lender.

2.23. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from the Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s offices on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 11.2, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to the Borrower.

2.24. Increase Option. The Borrower may from time to time following the ~~Omnibus~~Second Amendment Effective Date elect to increase the Commitments, in each case in a minimum amount of $25,000,000 or such lower amount as the Borrower and the Administrative Agent agree upon, so long as, after giving effect thereto, the aggregate amount of such increases does not exceed $500,000,000. The parties hereto acknowledge and agree that the increase in the Commitments pursuant to the ~~Omnibus~~Second Amendment is not being effected under this Section 2.24. The Borrower may arrange for any such increase to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities that are Eligible Assignees (each such new bank, financial institution or other entity, an “Augmenting Lender”), to increase their existing Commitments, or extend Commitments, as the case may be; provided that (i) each Augmenting Lender and each Increasing Lender so arranged by the Borrower shall be subject to the approval of the Administrative Agent and the LC Issuer, in each case not to be unreasonably withheld, and (ii) (x) in the case of an Increasing Lender, the Borrower and such Increasing Lender execute an agreement substantially in the form of Exhibit F hereto, and (y) in the case of an Augmenting Lender, the Borrower and such Augmenting Lender execute an agreement substantially in the form of Exhibit G hereto. No consent of any Lender (other than the Lenders participating in the increase) shall be required for any increase in Commitments pursuant to this Section 2.24. Increases and new Commitments created pursuant to this Section 2.24 shall become effective on the date agreed by the Borrower, the Administrative Agent and the relevant Increasing Lenders or Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof. Notwithstanding the foregoing, no increase in the Commitments (or in the Commitment of any Lender) shall become effective under this paragraph unless, (i) on the proposed date of the effectiveness of such increase, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.2 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an Authorized Officer of the Borrower and (B) the Borrower shall be in compliance (on a pro forma basis reasonably acceptable to the Administrative Agent) with the covenant contained in Section 6.15 as of the last day of the most recent fiscal quarter for which financial statements have been provided pursuant to Section 6.1 ended prior to giving effect to the applicable increase under this Section, and (ii) the Administrative Agent shall have received documents consistent with those delivered on the Effective Date as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such increase, as well as such documents as the Administrative Agent may reasonably request (including, without limitation, customary opinions of counsel, affirmations of Loan Documents and updated financial projections, reasonably acceptable to the Administrative Agent, demonstrating the Borrower’s anticipated compliance with Section 6.15 through the Facility Termination Date). On the effective date of any increase in the Commitments (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its Pro Rata Share of such outstanding Revolving Loans, and (ii) the Borrower shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the date of any increase in the Commitments (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower, in accordance with the requirements of Section 2.3). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each ~~Eurodollar~~Eurocurrency Loan, shall be subject to indemnification by the Borrower pursuant to the provisions of Section 3.4 if the deemed payment occurs other than on the last day of the related Interest Periods. Nothing contained in this Section 2.24 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder at any time.

2.25. Market Disruption. Notwithstanding the satisfaction of all conditions referred to in Article II and Article IV with respect to any Advance in any Agreed Currency other than Dollars, if there shall occur on or prior to the date of such Advance any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls, or any other event, in each case, which would in the reasonable opinion of the Administrative Agent or the Required Lenders make it impracticable for the Eurocurrency Loans comprising such Advance to be denominated in the Agreed Currency specified by the Borrower, then the Administrative Agent shall, at least two (2) Business Days before the relevant Borrowing Date, give notice thereof to the Borrower and the Lenders, and such Loans shall not be denominated in such Agreed Currency but shall be made on such Borrowing Date in Dollars, in an aggregate principal amount equal to the Dollar Amount as of such Borrowing Date of the aggregate principal amount specified in the related Borrowing/Conversion/Continuation Notice, as Base Rate Loans, unless the Borrower notifies the Administrative Agent at least one (1) Business Day before such Borrowing Date that (i) it elects not to borrow on such Borrowing Date or (ii) it elects to borrow on such Borrowing Date in a different Agreed Currency, as the case may be, in which the denomination of such Loans would in the reasonable opinion of the Administrative Agent and the Required Lenders be practicable and in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing/Conversion/Continuation Notice, as the case may be.

ARTICLE III

YIELD PROTECTION; TAXES

3.1. Yield Protection. If, after the date of this Agreement, there occurs any Change in Law which:

(a) subjects any Lender or any applicable Lending Installation, the LC Issuer, or the Administrative Agent to any Taxes (other than with respect to Indemnified Taxes, Excluded Taxes, and Other Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or

(b) imposes or increases or deems applicable any reserve, assessment, compulsory loan, insurance charge, special deposit, liquidity or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or the LC Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to ~~Eurodollar~~Eurocurrency Advances and Daily ~~Eurodollar~~Eurocurrency Loans), or

(c) imposes any other condition (other than Taxes) the result of which is to increase the cost to any Lender or any applicable Lending Installation or the LC Issuer of making, funding, continuing, converting, or maintaining its ~~Eurodollar~~Eurocurrency Loans or Daily ~~Eurodollar~~Eurocurrency Loans, or of issuing or participating in Facility LCs, or reduces any amount receivable by any Lender or any applicable Lending Installation or the LC Issuer in connection with its ~~Eurodollar~~Eurocurrency Loans, or Daily ~~Eurodollar~~Eurocurrency Loans, Facility LCs or participations therein, or requires any Lender or any applicable Lending Installation or the LC Issuer to make any payment calculated by reference to the amount of ~~Eurodollar~~Eurocurrency Loans, or Daily ~~Eurodollar~~Eurocurrency Loans, Facility LCs or participations therein held or interest or LC Fees received by it, by an amount deemed material by such Lender or the LC Issuer as the case may be, and the result of any of the foregoing is to increase the cost to such Person of making ~~or~~, maintaining, continuing or converting its Loans or Commitment or of issuing or participating in Facility LCs or to reduce the amount received by such Person in connection with such Loans or Commitment, Facility LCs or participations therein, then, within fifteen (15) days after demand by such Person, the Borrower shall pay such Person such additional amount or amounts as will compensate such Person for such increased cost or reduction in amount received, as the case may be; provided, however, that the Borrower shall not be required to compensate any Person for any such increased cost incurred or reduction suffered more than nine months prior to the date that such Person makes the aforesaid demand (except that if the Change in Law giving rise to such increased cost or reduction is retroactive, then such nine-month period shall be extended to include the period of retroactive effect thereof).

3.2. Changes in Capital Adequacy Regulations. If a Lender or the LC Issuer determines the amount of capital or liquidity required or expected to be maintained by such Lender or the LC Issuer, any Lending Installation of such Lender or the LC Issuer, or any corporation or holding company controlling such Lender or the LC Issuer is increased as a result of (i) a Change in Law or (ii) any change after the date of this Agreement in the Risk-Based Capital Guidelines, then, within fifteen (15) days of demand by such Lender or the LC Issuer, the Borrower shall pay such Lender or the LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital or liquidity which such Lender or the LC Issuer reasonably determines is attributable to this Agreement, its Outstanding Credit Exposure or its Commitment to make Loans and issue or participate in Facility LCs, as the case may be, hereunder (after taking into account such Lender’s or the LC Issuer’s policies as to capital adequacy or liquidity), in each case that is attributable to such Change in Law or change in the Risk-Based Capital Guidelines, as applicable; provided, however, that the Borrower shall not be required to compensate any Lender or the LC Issuer for any such shortfall suffered more than nine months prior to the date that such Lender or LC Issuer makes the aforesaid demand (except that if the Change in Law or the change in Risk-Based Capital Guidelines giving rise to such shortfall is retroactive, then such nine-month period shall be extended to include the period of retroactive effect thereof).

3.3. Availability of Types of Advances; Adequacy of Interest Rate.

(a) If the Administrative Agent or the Required Lenders determine

(i) that deposits of a type and maturity appropriate to match fund ~~Eurodollar~~Eurocurrency Advances or Daily ~~Eurodollar~~Eurocurrency Loans are not available to such Lenders in the relevant market, or ~~the Administrative Agent, in consultation with the Lenders, determines~~

(ii) that the interest rate applicable to ~~Eurodollar~~Eurocurrency Advances or Daily ~~Eurodollar~~Eurocurrency Loans is not ascertainable or does not adequately and fairly reflect the cost of making or maintaining ~~Eurodollar~~Eurocurrency Advances or Daily ~~Eurodollar~~Eurocurrency Loans,

then the Administrative Agent shall suspend the availability of ~~Eurodollar~~Eurocurrency Advances or Daily ~~Eurodollar~~Eurocurrency Loans and require any affected ~~Eurodollar~~Eurocurrency Advances or Daily ~~Eurodollar~~Eurocurrency Loans to be repaid or converted to Base Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.4.

(b) Notwithstanding the foregoing, in the event the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 3.3(a)(ii) have arisen and such circumstances are unlikely to be temporary, (ii) ICE Benchmark Administration (or any Person that takes over the administration of such rate) discontinues its administration and publication of interest settlement rates for deposits in the applicable Agreed Currency, or (iii) the supervisor for the administrator of the interest settlement rate described in clause (ii) of this Section 3.3(b) or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which such interest settlement rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall seek to jointly agree upon an alternate rate of interest to the Eurocurrency Base Rate and the Daily Eurocurrency Base Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and the Administrative Agent and the Borrower shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 8.3, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this Section 3.3(b), (x) any request pursuant to Section 2.9 that requests the conversion of any Advance to, or continuation of any Advance as, a Eurocurrency Advance shall be ineffective and any such Advance shall be continued as or converted to, as the case may be, a Base Rate Advance, and (y) if any request pursuant to Section 2.8 requests a Eurocurrency Advance, such Advance shall be made as a Base Rate Advance. If the alternate rate of interest determined pursuant to this Section 3.3(b) shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

3.4. Funding Indemnification. If (a) any payment of a ~~Eurodollar~~Eurocurrency Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, (b) a ~~Eurodollar~~Eurocurrency Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, (c) a ~~Eurodollar~~Eurocurrency Loan is converted other than on the last day of the Interest Period applicable thereto, (d) the Borrower fails to convert, continue or prepay any ~~Eurodollar~~Eurocurrency Loan on the date specified in any notice delivered pursuant hereto, or (e) any ~~Eurodollar~~Eurocurrency Loan is assigned by any Lender which is not a Defaulting Lender other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.20, the Borrower will indemnify each Lender for such Lender’s reasonable out-of-pocket costs and expenses (other than funding costs and expenses) and Interest Differential (as reasonably determined by such Lender) incurred as a result of the applicable event. The term “Interest Differential” shall mean that sum equal to the greater of zero or the financial loss incurred by the Lender resulting from the applicable foregoing event, calculated as the difference between the amount of interest such Lender would have earned (from the investments in money markets as of the Borrowing Date of such Advance) had such event not occurred and the interest such Lender will actually earn (from like investments in money markets as of the date of such applicable event) as a result of the redeployment of funds from such event. Because of the short-term nature of this facility, Borrower agrees that Interest Differential shall not be discounted to its present value.

3.5. Taxes.

(a) Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law requires the deduction or withholding of any Tax from any such payment, then the Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax or Other Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.5) the applicable Lender, the LC Issuer or the Administrative Agent receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c) The Borrower shall indemnify the Lender, the LC Issuer or the Administrative Agent, within fifteen (15) days after demand therefor, for the full amount of any Indemnified Taxes and Other Taxes (including Indemnified Taxes and Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.5) payable or paid by such Lender, the LC Issuer or the Administrative Agent or required to be withheld or deducted from a payment to such Lender, the LC Issuer or the Administrative Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes and Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or LC Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or LC Issuer, shall be conclusive absent manifest error.

(d) Each Lender shall severally indemnify the Administrative Agent, within fifteen (15) days after demand therefor, for (i) any Indemnified Taxes and Other Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and Other Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.2(c) relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e) As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 3.5, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.5(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a United States Person for U.S. federal income Tax purposes shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;

(B) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Non-U.S. Lender claiming the benefits of an income Tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed ~~originals~~copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such Tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty;

(2) executed originals of IRS Form W-8ECI;

(3) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (y) executed ~~originals~~copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4) to the extent a Non-U.S. Lender is not the beneficial owner, executed ~~originals~~copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY or IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable.

(C) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the

Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.5 (including by the payment of additional amounts pursuant to this Section 3.5), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Each party’s obligations under this Section 3.5 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(i) For purposes of Section 3.5(d) and (f), the term “Lender” includes the LC Issuer.

(j) For purposes of determining withholding Taxes imposed under FATCA, from and after the ~~Omnibus~~Second Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans and the Facility LCs as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

3.6. Selection of Lending Installation; Mitigation Obligations; Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Revolving Loans and its participation in Swing Line Loans and Facility LCs to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of ~~Eurodollar~~Eurocurrency Advances or Daily ~~Eurodollar~~Eurocurrency Loans under Section 3.3 or to eliminate the need for notice pursuant to Section 3.7, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a ~~Eurodollar~~Eurocurrency Loan or Daily ~~Eurodollar~~Eurocurrency Loan shall be calculated as though each Lender funded its ~~Eurodollar~~Eurocurrency Loan and the Swing Line Lender funded its Daily ~~Eurodollar~~Eurocurrency Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the ~~Eurodollar~~Eurocurrency Rate or Daily ~~Eurodollar~~Eurocurrency Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

3.7. Illegality. If any Lender determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Second Amendment Effective Date that it is unlawful, for such Lender or its applicable lending office to make, maintain, or fund Advances whose interest is determined by reference to the Eurocurrency Rate, or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed after the Second Amendment Effective Date material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to make or continue Eurocurrency Advances or to convert Base Rate Advances to Eurocurrency Advances shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Advances the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on which Base Rate Advances of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurocurrency Advances of such Lender to Base Rate Advances (the interest rate on which Base Rate Advances of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Advances to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Advances and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.4.

ARTICLE IV

CONDITIONS PRECEDENT

4.1. Initial Credit Extension. The Lenders shall not be required to make the initial Credit Extension hereunder unless each of the following conditions is satisfied:

(a) The Administrative Agent shall have received executed counterparts of each of this Agreement and the Guaranty.

(b) The Administrative Agent shall have received a certificate, signed by an Authorized Officer of the Borrower, stating that on the date of the initial Credit Extension (1) no Default or Event of Default has occurred and is continuing and (2) the representations and warranties contained in Article V are true and correct in all material respects as of such date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

(c) The Administrative Agent shall have received a written opinion of the Borrower’s and Guarantors’ counsel (which may include local counsel and in-house counsel), addressed to the Lenders, substantially covering the opinions set forth in Exhibit A.

(d) The Administrative Agent shall have received any Notes requested by a Lender pursuant to Section 2.13 payable to the order of each such requesting Lender.

(e) The Administrative Agent shall have received such documents and certificates relating to the organization, existence and good standing of the Borrower and each initial Guarantor, the authorization of the transactions contemplated hereby and any other legal matters relating to the Borrower and such Guarantors, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel and as further described in the list of closing documents attached as Exhibit H.

(f) If the initial Credit Extension will be the issuance of a Facility LC, the Administrative Agent shall have received a properly completed Facility LC Application.

(g) The Administrative Agent shall have received all fees due and payable on or prior to the date hereof, and, to the extent invoiced prior to the date hereof, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(h) There shall not have occurred a material adverse change in the business, Property, financial condition or results of operations the Borrower and its Subsidiaries taken as a whole, since December 31, 2011.

(i) The Administrative Agent shall have received evidence of all governmental, equity holder and third party consents and approvals necessary in connection with the contemplated financing and all such consents and approvals are in full force and effect and all applicable waiting periods shall have expired without any action being taken by any authority that would be reasonably likely to restrain, prevent or impose any material adverse conditions on the Borrower and its Subsidiaries, taken as a whole, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could have such effect.

4.2. Each Credit Extension. The Lenders shall not (except as otherwise set forth in Section 2.4(d) with respect to Revolving Loans for the purpose of repaying Swing Line Loans) be required to make any Credit Extension unless on the applicable Borrowing Date:

(a) There exists no Default or Event of Default, nor would a Default or Event of Default result from such Credit Extension.

(b) The representations and warranties contained in Article V are true and correct in all material respects as of such Borrowing Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

Each Borrowing/Conversion/Continuation Notice or Swing Line Borrowing Notice, as the case may be, or request for issuance of a Facility LC with respect to each such Credit Extension shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(a) and (b) have been satisfied.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders that:

5.1. Existence and Standing. Each of the Borrower and its Subsidiaries is a corporation, partnership (in the case of Subsidiaries only) or limited liability company duly and properly incorporated or formed, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite organizational authority to conduct its business in each jurisdiction in which its business is conducted. Each of the Borrower and its Subsidiaries is duly qualified and in good standing as a foreign corporation or other entity in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not be reasonably likely to result in a Material Adverse Effect.

5.2. Authorization and Validity. The Borrower has the corporate power and authority to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by the Borrower of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings on the part of the Borrower, and the Loan Documents to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

5.3. No Conflict; Government Consent. Neither the execution and delivery by the Borrower of the Loan Documents to which it is a party, nor the consummation by the Borrower of the transactions therein contemplated, nor compliance by the Borrower with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or (ii) the Borrower’s or any Subsidiary’s articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement evidencing Indebtedness or payment obligations in excess of $~~50,000,000 to~~75,000,000 to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery by the Borrower of the Loan Documents to which it is a party, the borrowings under this Agreement, or the payment and performance by the Borrower of the Obligations under the Loan Documents to which it is a party, or in order to insure the legality, validity, binding effect or enforceability against the Borrower of any of the Loan Documents to which it is a party.

5.4. Financial Statements. The December 31, 2011 audited consolidated financial statements of the Borrower and its Subsidiaries, and their unaudited financial statements dated as of June 30, 2012, heretofore delivered to the Lenders were prepared in accordance with GAAP in effect as of the respective dates of such statements (subject, in the case of the interim financial statements, to normal year-end adjustments and the absence of footnote disclosures) and fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries at such respective dates and the consolidated results of their operations for the respective periods then ended.

5.5. Material Adverse Change. Since December 31, ~~2013~~2017 there has been no change in the business, Property, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole, which could reasonably be expected to have a Material Adverse Effect.

5.6. Taxes. The Borrower and its Subsidiaries have filed all United States federal and state income Tax returns and all other material Tax returns which are required to be filed by them (after giving effect to any extension) and have paid all United States federal and state income Taxes and all other material Taxes due from the Borrower and its Subsidiaries, including, without limitation, pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP. As of the date of this Agreement, no Tax Liens have been filed and no claims have been asserted with respect to any such Taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any Taxes or other governmental charges are adequate.

5.7. Litigation and Contingent Obligations. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of the Borrower’s officers, threatened against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions. Other than any liability incident to any litigation, arbitration, investigation, proceeding or inquiry which could not reasonably be expected to have a Material Adverse Effect, the Borrower has, as of the date of this Agreement, no material Contingent Obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

5.8. Subsidiaries. Schedule 5.8 contains an accurate list of all Subsidiaries of the Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Borrower or other Subsidiaries as of the date of this Agreement. All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

5.9. ERISA. With respect to each Plan, the Borrower and all ERISA Affiliates have paid all required minimum contributions and installments on or before the due dates provided under Section 430(j) of the Code and could not reasonably be subject to a lien under Section 430(k) of the Code or Title IV of ERISA. Neither the Borrower nor any ERISA Affiliate has filed, pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, an application for a waiver of the minimum funding standard. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to have a Material Adverse Effect.

5.10. Accuracy of Information.

(a) No written information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents (other than projections and information of a general economic or general industry nature), when taken as a whole, contained as of the date furnished any material misstatement of fact or omitted to state as of the date furnished any material fact necessary to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made. All projections furnished by the Borrower or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents were prepared in good faith based upon reasonable assumptions (it being recognized by the Administrative Agent and the Lenders that such projections are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from projected results, and such differences may be material).

(b) The information included in any Beneficial Ownership Certification, as and when delivered, is true and correct in all respects.

5.11. Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

5.12. Compliance With Laws. The Borrower and its Subsidiaries are in compliance in all respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except where failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect.

5.13. Ownership of Properties. Except for Property and assets sold pursuant to the T-Chek Disposition and otherwise as set forth in Schedule 5.13, on the date of this Agreement, the Borrower or a Subsidiary has good title, free of all Liens other than those permitted by Section 6.14, to all of the Property and assets reflected in the Borrower’s most recent consolidated financial statements provided to the Administrative Agent as owned by the Borrower and its Subsidiaries (other than any such Property or assets that have been disposed since the date of such financial statements and prior to the date hereof in the ordinary course of business)).

5.14. Plan Assets; Prohibited Transactions. The Borrower is not an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code) which is subject to Section 4975 of the Code, and neither the execution of this Agreement nor the making of Credit Extensions hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The assets of Borrower are not subject to, and the transactions contemplated by this Agreement will not violate, any law, rule or regulation which is substantially similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code.

5.15. Environmental Matters. In the ordinary course of its business, the officers of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower due to Environmental Laws. On the basis of this consideration, the Borrower has concluded its Property and operations and those of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect, and that none of Borrower or any of its

Subsidiaries is subject to any liability under Environmental Laws that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any notice to the effect that its Property and/or operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Material, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

5.16. Investment Company Act. Neither the Borrower nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

5.17. Insurance. The Borrower maintains, and has caused each Subsidiary to maintain, with financially sound and reputable insurance companies, property insurance, liability insurance and environmental insurance in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as is consistent with sound business practice.

5.18. No Default. No Default or Event of Default has occurred and is continuing.

5.19. Anti-Corruption Laws; Sanctions; Anti-Terrorism Laws.

(a) The Borrower, its Subsidiaries and, to the knowledge of any of the Borrower’s officers, their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of the Borrower, any Subsidiary or, to the knowledge of any of the Borrower’s officers, any of their respective directors, officers or employees or any Person owning, directly or indirectly, 50% or more of the Borrower or any Subsidiary, is a Sanctioned Person. No Loan or Facility LC, use of the proceeds of any Loan or Facility LC or other transactions contemplated hereby will violate Anti-Corruption Laws or applicable Sanctions.

(b) The use of the proceeds of the Loans made hereunder will not violate the PATRIOT Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the PATRIOT Act.

5.20. EEA Financial Institution. No Loan Party is an EEA Financial Institution.

ARTICLE VI

COVENANTS

So long as any Commitments are outstanding or any Obligations under the Loan Documents remain unpaid (other than (i) LC Obligations that have been Cash Collateralized, or (ii) contingent indemnification obligations or contingent obligations under Section 3.1, 3.2, 3.4 or 3.5 hereof absent the assertion of a claim with respect thereto), unless the Required Lenders shall otherwise consent in writing:

6.1. Financial Reporting. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and furnish to the Administrative Agent and the Lenders:

(a) Within 90 days after the close of each of its fiscal years, an unqualified (except for qualifications relating to changes in accounting principles or practices reflecting changes in GAAP) audit report, with no going concern modifier, certified by Deloitte & Touche LLP or another firm of independent certified public accountants of recognized national standing selected by the Borrower, prepared in accordance with GAAP on a consolidated basis for itself and its Subsidiaries, including a balance sheet as of the end of such period, and related statements of operations, stockholders’ equity and cash flows.

(b) Within 45 days after the close of the first three (3) quarterly periods of each of its fiscal years, for itself and its Subsidiaries, a consolidated unaudited balance sheet as at the close of each such period and consolidated statements of income, stockholders’ equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by an Authorized Officer.

(c) Together with the financial statements required under Sections 6.1(a) and (b), a compliance certificate in substantially the form of Exhibit B signed by an Authorized Officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof.

(d) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

(e) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the U.S. Securities and Exchange Commission.

(f) On or promptly after any time at which the Borrower or any Subsidiary becomes subject to the Beneficial Ownership Regulation, a completed Beneficial Ownership Certification in form and detail acceptable to the Administrative Agent.

(g) ~~(f)~~ Such other information (including non-financial information and environmental reports) as the Administrative Agent or any Lender may from time to time reasonably request~~.~~, including information and documentation reasonably requested by the Administrative agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws.

Any information required to be furnished pursuant to Section 6.1(a), Section 6.1(b), Section 6.01(d) or Section 6.01(e) shall be deemed to have been furnished on the date on which the Lenders receive notice that the Borrower has filed such financial statement with the U.S. Securities and Exchange Commission and is available on the EDGAR website on the Internet at www.sec.gov or any successor government website that is freely and readily available to the Administrative Agent and the Lenders without charge. Notwithstanding the foregoing, the

Borrower shall deliver paper or electronic copies of any such financial statement to the Administrative Agent if the Administrative Agent reasonably requests the Borrower to furnish such paper or electronic copies until written notice to cease delivering such paper or electronic copies is given by the Administrative Agent.

6.2. Use of Proceeds. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Credit Extensions for general corporate and working capital purposes, capital expenditures, dividends and distributions, repurchases of the Borrower’s common stock, the Phoenix Acquisition, the Freightquote Acquisition and other Acquisitions that constitute Permitted Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any “margin stock” (as defined in Regulation U). The Borrower will not request any Loan or Facility LC, and the Borrower shall not use, and the Borrower shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Facility LC (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country.

6.3. Notice of Material Events. The Borrower will, or will cause each Subsidiary to, give notice in writing to the Administrative Agent and each Lender, promptly and in any event within 5 Business Days (other than with respect to clauses (a) below, which shall be 2 Business Days) after an officer of the Borrower obtains knowledge thereof, of the occurrence of any of the following:

(a) any Default or Event of Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority (including pursuant to any applicable Environmental Laws) against the Borrower or any Subsidiary thereof that would reasonably be expected to result in a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions;

(c) with respect to a Plan, (i) any failure to pay all required minimum contributions and installments on or before the due dates provided under Section 430(j) of the Code or (ii) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard;

(d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to have a Material Adverse Effect;

(e) any material change in accounting policies of, or financial reporting practices by, the Borrower or any Subsidiary; ~~and~~

(f) any change in the information provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification; and

(g) ~~(f)~~ any other development, financial or otherwise, which would reasonably be expected to have a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of an officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

6.4. Conduct of Business. Subject to Section 6.10, the Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same fields of enterprise as any of the businesses of the Borrower or its Subsidiaries are presently conducted (or fields of enterprise incidental or complementary thereto) and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite organizational authority to conduct its business in each jurisdiction in which its business is conducted. In addition, the Borrower will, and will cause each Subsidiary, to remain duly qualified and in good standing as a foreign corporation or other entity in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not be reasonably likely to result in a Material Adverse Effect.

6.5. Taxes. The Borrower will, and will cause each Subsidiary to, timely file (after giving effect to any extensions) complete and correct United States federal and state income Tax returns and all other material Tax returns required by law and pay when due all United States federal and state income Taxes and all other material Taxes upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings, with respect to which adequate reserves have been set aside in accordance with GAAP.

6.6. Insurance . The Borrower will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies property insurance, liability insurance and environmental insurance in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as is consistent with sound business practice, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

6.7. Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply in all respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, except where failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. The Borrower will maintain in effect and use commercially reasonable efforts to enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions

6.8. Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its material Property in good repair, working order and condition, ordinary wear and tear excepted, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

6.9. Books and Records; Inspection. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each Subsidiary to, permit the Administrative Agent and the Lenders, by their respective representatives and agents, at the Borrower’s expense, if an Event of Default has occurred and is continuing and otherwise, at the expense of the Administrative Agent and the Lenders, to inspect any of the Property, books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Administrative Agent or any Lender may designate.

6.10. Merger. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that (i) a Subsidiary may merge, consolidate, liquidate or dissolve into the Borrower or a Guarantor (with the Borrower or a Guarantor being the survivor thereof, and with the Borrower being the survivor of any merger with any Guarantor or Subsidiary), (ii) a non-Guarantor Subsidiary may merge, consolidate, liquidate or dissolve into another non-Guarantor Subsidiary, and (iii) the Borrower or any Subsidiary may merge or consolidate with or into any Person other than the Borrower or a Subsidiary in order to effect the Freightquote Acquisition or a Permitted Acquisition (with the Borrower or a Subsidiary being the survivor thereof).

6.11. Sale of Assets. The Borrower will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of its Property to any other Person, except:

(a) Sales of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business.

(b) The sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are applied with reasonable promptness to the purchase price of such replacement equipment.

(c) Sales of property (i) between Loan Parties, (ii) between non-Loan Party Subsidiaries, and (iii) by a non-Loan Party Subsidiary to a Loan Party.

(d) Any transfer of an interest (whether characterized as the grant of a security interest or the transfer of ownership) in Receivables and related assets as part of a Qualified Receivables Transaction.

(e) The licensing of rights to use intellectual property in the ordinary course of business or in settlement of any litigation or claims in respect of intellectual property and the leasing of real property or equipment in the ordinary course of business or as part of or incidental to the provision of transitional services to a purchaser of Property in connection with a disposition of such Property permitted by this Agreement.

(f) Sales of Investments permitted by Section 6.12(a).

(g) Any lease, sale or other disposition of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of pursuant to this clause (g) during the four quarter period ending with the quarter in which such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Borrower and its Subsidiaries.

6.12. Investments. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, except:

(a) Cash Equivalent Investments and Investments made pursuant to the Borrower’s Investment Policy and Guidelines delivered to the Administrative Agent and the Lenders as of the Effective Date (with such changes thereto as approved by the Administrative Agent).

(b) Investments in Subsidiaries in existence on the ~~Omnibus~~Second Amendment Effective Date and other Investments in existence on the date hereof and described in Schedule 6.12.

(c) Investments constituting the Phoenix Acquisition, the Freightquote Acquisition or Permitted Acquisitions (including, without limitation, any nominal amounts invested by the Borrower or a Subsidiary thereof to capitalize a new Subsidiary formed to consummate the applicable Acquisition, together with any incidental amounts required to be paid as part of the formation process for such Subsidiary).

(d) Investments by (i) Loan Parties in other Loan Parties, (ii) non-Loan Party Subsidiaries in other non-Loan Party Subsidiaries, and (iii) non-Loan Party Subsidiaries in Loan Parties.

(e) The repurchase of capital stock and other securities of the Borrower.

(f) Other Investments, provided that the aggregate amount of such other Investments does not exceed 20% of Consolidated Net Worth (as determined as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered under Section 6.1). In determining the amount of Investments permitted under this clause (f), loans, advances, bonds, notes, debentures and similar Investments shall be taken at the principal amount thereof then remaining unpaid, and stocks, mutual funds, partnership interests and similar Investments shall be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein) net of any cash distributions in respect thereof.

(g) Investments comprised of capital contributions (whether in the form of cash, a note, or other assets) to a Qualified Receivables Entity or otherwise resulting from transfers of assets permitted by Section 6.11(d) to such a Qualified Receivables Entity.

6.13. Acquisitions. The Borrower will not, nor will it permit any Subsidiary, to make any Acquisition other than the Phoenix Acquisition, the Freightquote Acquisition and any other Permitted Acquisition.

6.14. Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

(a) Liens for Taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

(b) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

(c) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

(d) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries.

(e) Liens arising solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts, securities accounts or other funds maintained with a creditor depository institution; provided that (i) such account is not a dedicated cash collateral account and is not subject to restriction against access by Borrower or a Subsidiary in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve, and (ii) such account is not intended by the Borrower or any Subsidiary to provide collateral to the depository institution.

(f) Liens existing on the date hereof and described in Schedule 6.14.

(g) Liens on Property acquired in the Phoenix Acquisition, the Freightquote Acquisition or any other Permitted Acquisition, provided that such Liens extend only to the Property so acquired and were not created in contemplation of such acquisition.

(h) Liens granted pursuant to this Agreement.

(i) Liens to secure the performance of bids, tenders, contracts (other than for the payment of Indebtedness), leases, statutory obligations, liability to insurance carriers, surety or appeal bonds, performance bonds or other obligations of a like nature (including Liens to secure letters of credit issued to assure payment of such obligations).

(j) Liens consisting of licenses or leases permitted by Section 6.11(e).

(k) Liens incurred in connection with any transfer of an interest (whether characterized as the grant of a security interest or the transfer of ownership) in Receivables or related assets as part of a Qualified Receivables Transaction.

(l) Other Liens securing Indebtedness or other liabilities or obligations, provided that the aggregate principal amount of Indebtedness or other liabilities or obligations at any time outstanding secured by Liens described in this clause (k) at any time does not exceed 10% of the Borrower’s and its Subsidiaries’ consolidated total assets (as determined as of the last day of the most recently ended fiscal quarter for which financial statements have been provided under Section 6.1).

6.15. Financial Covenants.

(a) ~~Prior to the Senior Note Covenant Release Date, the Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated Funded Indebtedness to (ii) Consolidated Total Capitalization to be greater than 0.65 to 1.00.~~

[Reserved].

(b) ~~On and after the Senior Note Covenant Release Date, the~~The Borrower will not permit the Leverage Ratio, determined as of the end of each of its fiscal quarters, to be greater than (x) 3.00 to 1.00 or (y) 3.50 to 1.00 after the date on which the maximum Leverage Ratio test contained in the Senior Note Purchase Agreement is increased to 3.50 to 1.00 (such date, the “Senior Note Purchase Agreement Leverage Increase Date”); provided that, if the Leverage Holiday has been exercised and the request therefor has been given effect, the Borrower will not permit the Leverage Ratio, determined as of the end of each of its four consecutive fiscal quarters beginning with the fiscal quarter in which the Leverage Holiday is exercised, to be greater than (x) 3.50 to 1.00 or (y) 4.00 to 1.00 after the Senior Note Purchase Agreement Leverage Increase Date.

(c) Notwithstanding the foregoing or anything to the contrary set forth herein, if, after the ~~Omnibus~~Second Amendment Effective Date (i) any financial covenant set forth in Section 10.6 of the Senior Note Purchase Agreement or any other agreements, documents and instruments delivered in connection therewith (together with all definitions and relative components used therein) becomes more restrictive than any corresponding financial covenant set forth in this Section 6.15 (including any financial covenants added hereto after the ~~Omnibus~~Second Amendment Effective Date) or (ii) any additional financial covenant is added to the Senior Note Purchase Agreement, then this Agreement automatically, and without any further action by the Borrower or any other party hereto, shall be amended to apply such more restrictive financial covenant (or such additional financial covenant, as applicable) set forth in the Senior Note Purchase Agreement in lieu of (or in addition to, as the case may be) such financial covenant set forth in this Section 6.15. The Borrower shall promptly (and in any event within three (3) Business Days) notify the Administrative Agent of any such modification and shall promptly deliver all amendment documentation reasonably requested by the Administrative Agent to give further effect to such modifications hereunder. Only the Borrower and the Administrative Agent shall be required to execute any such amendment hereto.

6.16. Further Assurances.

(a) As promptly as possible but in any event within thirty (30) days (or such later date as may be agreed by the Administrative Agent in its sole discretion) after a Material Domestic Subsidiary is organized or acquired, or any Person becomes a Material Domestic Subsidiary pursuant to the definition thereof, or is designated by the Borrower or the Administrative Agent as a Material Domestic Subsidiary, the Borrower shall provide the Administrative Agent with written notice thereof setting forth information in reasonable detail describing the material assets of such Subsidiary and shall cause each such Subsidiary to deliver to the Administrative Agent a joinder to the Guaranty in the form contemplated thereby) pursuant to which such Subsidiary agrees to be bound by the terms and provisions thereof, such Guaranty joinders to be accompanied by an updated organizational chart for the Borrower and its Subsidiaries substantially similar to Schedule 5.8 hereto designating such Material Domestic Subsidiary as such, appropriate corporate resolutions, other corporate documentation and legal opinions, in each case in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and such other documentation as the Administrative Agent may reasonably request.

6.17. PATRIOT Act Compliance. The Borrower shall, and shall cause each Subsidiary to, provide such information and take such actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the PATRIOT Act.

ARTICLE VII

DEFAULTS

The occurrence of any one or more of the following events shall constitute an Event of Default (each, an “Event of Default”):

7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Administrative Agent under or in connection with this Agreement, any other Loan Document, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date made or deemed made.

7.2. Nonpayment of (i) principal of any Loan when due or any payment under the Guaranty when required, (ii) any Reimbursement Obligation within one (1) Business Day after the same becomes due, or (iii) interest upon any Loan or of any commitment fee, LC Fee or other obligations under any of the Loan Documents within five (5) days after the same becomes due.

7.3. The breach by the Borrower of any of the terms or provisions of Section 6.2, 6.3, 6.4 (other than with respect to the last sentence thereof), 6.10, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16 or 6.17.

7.4. The breach by the Borrower or any Guarantor (other than a breach which constitutes an Event of Default under another Section of this Article VII) of any of the terms or provisions of this Agreement or any other Loan Document which is not remedied within thirty (30) days after the Administrative Agent or any Lender notifies the Borrower of any such breach.

7.5. Failure of the Borrower or any of its Article VII Subsidiaries to pay when due any payment (whether of principal, interest or any other amount) in respect of any Material Indebtedness and the expiration of any applicable grace period with respect thereto; or the default by the Borrower or any of its Article VII Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any Material Indebtedness Agreement, or any other event of default shall occur, the effect of which default or event is to cause, or to permit the holder(s) of such Material Indebtedness or the lender(s) under any Material Indebtedness Agreement to cause, any portion of such Material Indebtedness to become due prior to its stated maturity or any commitment to lend under any Material Indebtedness Agreement to be terminated prior to its stated expiration date; or any portion of Material Indebtedness of the Borrower or any of its Article VII Subsidiaries shall be declared to be due and payable prior to the stated maturity thereof; or the Borrower or any of its Article VII Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

7.6. The Borrower or any of its Article VII Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors (excluding any dissolution or liquidation permitted under Section 6.10 hereof) or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate, limited liability company or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

7.7. Without the application, approval or consent of the Borrower or any of its Article VII Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Article VII Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any of its Article VII Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

7.8. The Borrower or any of its Article VII Subsidiaries shall fail within thirty (30) days to pay, obtain a stay with respect to, or otherwise discharge one or more (i) judgments or orders for the payment of money in excess (to the extent not fully covered by insurance) of $~~50,000,000~~75,000,000 (or the equivalent thereof in currencies other than Dollars) in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any of its Article VII Subsidiaries to enforce any such judgment.

7.9. (a) With respect to a Plan, the Borrower or an ERISA Affiliate is subject to a lien in excess of $~~50,000,000~~75,000,000 pursuant to Section 430(k) of the Code or Section 302(c) of ERISA or Title IV of ERISA, or (b) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect.

7.10. Any Change in Control shall occur.

7.11. Except in connection with the release of any Guarantor pursuant to the terms of the Guaranty, any Loan Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of any Guaranty to which it is a party, or any Guarantor shall deny that it has any further liability under any Guaranty to which it is a party, or shall give notice to such effect.

ARTICLE VIII

ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

8.1. Acceleration; Remedies.

(a) If any Event of Default described in Section 7.6 or 7.7 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs shall automatically terminate and the Obligations under this Agreement and the other Loan Documents shall immediately become due and payable without any election or action on the part of the Administrative Agent, the LC Issuer or any Lender and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Administrative Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time, less (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations under this Agreement and the other Loan Documents (such difference, the “Collateral Shortfall Amount”). If any other Event of Default occurs and is continuing, the Administrative Agent may, and at the request of the Required Lenders shall, (a) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs, or declare the Obligations under this Agreement and the other Loan Documents to be due and payable, or both, whereupon the Obligations under this Agreement and the other Loan Documents shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives, and (b) upon notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

(b) If at any time while any Event of Default is continuing, the Administrative Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Administrative Agent may make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

(c) The Administrative Agent may at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Obligations under this Agreement and the other Loan Documents and any other amounts as shall from time to time have become due and payable by the Borrower to the Lenders or the LC Issuer under the Loan Documents, as provided in Section 8.2.

(d) At any time while any Event of Default is continuing, neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Obligations under this Agreement and the other Loan Documents (other than contingent indemnification obligations or contingent obligations under Section 3.1, 3.2, 3.4 or 3.5 hereof, in each case absent the assertion of a claim with respect thereto) have been paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Administrative Agent to the Borrower or paid to whomever may be legally entitled thereto at such time.

(e) If, within thirty (30) days after acceleration of the maturity of the Obligations under this Agreement and the other Loan Documents or termination of the obligations of the Lenders to make Loans and the obligation and power of the LC Issuer to issue Facility LCs hereunder as a result of any Event of Default (other than any Event of Default as described in Section 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due under this Agreement and the other Loan Documents shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

(f) Upon the occurrence and during the continuation of any Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, exercise all rights and remedies under the Loan Documents and enforce all other rights and remedies under applicable law.

8.2. Application of Funds. After the exercise of remedies provided for in Section 8.1 (or after the Obligations under this Agreement and the other Loan Documents have automatically become immediately due and payable as set forth in the first sentence of Section 8.1(a)), any amounts received by the Administrative Agent on account of the Obligations shall be applied by the Administrative Agent in the following order:

(a) First, to payment of fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

(b) Second, to payment of fees, indemnities and other amounts (other than principal, interest, LC Fees and commitment fees) payable to the Lenders and the LC Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the LC Issuer as required by Section 9.6 and amounts payable under Article III);

(c) Third, to payment of accrued and unpaid LC Fees, commitment fees and interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the LC Issuer in proportion to the respective amounts described in this Section 8.2(c) payable to them;

(d) Fourth, to payment of all other Obligations ratably among the Lenders;

(e) Fifth, to the Administrative Agent for deposit to the Facility LC Collateral Account in an amount equal to the Collateral Shortfall Amount (as defined in Section 8.1(a)), if any; and

(f) Last, the balance, if any, to the Borrower or as otherwise required by law;

provided, however, that, notwithstanding anything to the contrary set forth above, Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section 8.2.

8.3. Amendments. Subject to the provisions of this Section 8.3, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions of this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or thereunder or waiving any Default or Event of Default hereunder; provided, however, that no such supplemental agreement shall:

(a) except as provided in Section 2.11, without the consent of each Lender directly affected thereby, extend the final maturity of any Loan, or extend the expiry date of any Facility LC to a date after the Facility Termination Date or such later date as is permitted by Section 2.19(a) or postpone any regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof or any Reimbursement Obligation related thereto, or reduce the rate or extend the time of payment of interest or fees thereon or Reimbursement Obligations related thereto or extend or increase the amount of the Commitment of such Lender hereunder (provided that any fee owing solely to the Administrative Agent may be modified or waived solely with the consent of the Administrative Agent)~~.~~;

(b) without the consent of all of the Lenders, reduce the percentage specified in the definition of Required Lenders~~.~~;

(c) without the consent of all of the Lenders, amend the first sentence of Section 2.3, Section 8.2, this Section 8.3~~.~~ or Section 11.2; provided, that the foregoing limitation in respect of Section 11.2 shall not prohibit each Lender directly affected thereby from consenting to the extension of the final maturity date of its Loans or expiry date of its Facility LCs beyond the Facility Termination Date or such later date as is permitted by Section 2.19(a) as contemplated by Section 8.3(a) above;

(d) without the consent of all of the Lenders, amend the definitions of “Agreed Currencies” or “Eligible Currency”; or

(e) ~~(d)~~ without the consent of all of the Lenders, release all or substantially all of the Guarantors of the Obligations except in accordance with the terms of the Guaranty.

No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent, and no amendment of any provision relating to the LC Issuer shall be effective without the written consent of the LC Issuer. No amendment to any provision of this Agreement relating to the Swing Line Lender or any Swing Line Loans shall be effective without the written consent of the Swing Line Lender. The Administrative Agent may waive payment of the fee required under Section 12.3(c) without obtaining the consent of any other party to this Agreement. Notwithstanding anything to the contrary herein, the Administrative Agent may, with the consent of the Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency of a technical or immaterial nature, as determined in good faith by the Administrative Agent.

Notwithstanding anything herein to the contrary, (A) as to any amendment, amendment and restatement or other modification otherwise approved in accordance with this Section, it shall not be necessary to obtain the consent or approval of any Lender that, upon giving effect to such amendment, amendment and restatement or other modification, would have no Commitment or outstanding Loans so long as such Lender receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, amendment and restatement or other modification becomes effective, and (B) any amendment, modification, waiver or other action may be effected without the consent of any Defaulting Lender, except that (1) the Commitment of any such Defaulting Lender may not be increased or extended, the maturity of the Loans of any Defaulting Lender may not be extended, the rate of interest on any of such Loans may not be reduced (other than by any waiver or amendment with respect to a default rate of interest) and the principal amount of any of such Loans may not be forgiven, in each case without the consent of such Defaulting Lender, and (2) any amendment, modification, waiver or other action that by its terms adversely affects any Defaulting Lender in its capacity as a Lender on a non-ratable basis and in a manner that differs in any material respect from, and is more adverse to such Defaulting Lender than it is to, other affected Lenders shall require the consent of such Defaulting Lender.

8.4. Preservation of Rights. No delay or omission of the Lenders, the LC Issuer or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of an Event of Default or the inability of the

Borrower to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by or with the consent of the Lenders required pursuant to Section 8.3, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent, the LC Issuer and the Lenders until the Obligations have been paid in full.

ARTICLE IX

GENERAL PROVISIONS

9.1. Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive the making of the Credit Extensions herein contemplated.

9.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, neither the LC Issuer nor any Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

9.3. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

9.4. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent, the LC Issuer and the Lenders and supersede all prior agreements and understandings among the Borrower, the Administrative Agent, the LC Issuer and the Lenders relating to the subject matter thereof other than those contained in the Fee Letters which shall survive and remain in full force and effect during the term of this Agreement.

9.5. Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Arranger shall enjoy the benefits of the provisions of Sections 9.6, 9.10 and 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

9.6. Expenses; Indemnification.

(a) The Borrower shall reimburse the Administrative Agent and the Arranger for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent or the Arranger, including, without limitation, filing and recording costs and fees, costs of any environmental review, and consultants’ fees, travel expenses and reasonable fees, charges and disbursements of outside counsel to the Administrative Agent and the Arranger incurred from time to time, in connection with the due diligence, preparation, administration, negotiation, execution, delivery, syndication, distribution (including, without limitation, via DebtX and any other internet service selected by the Administrative Agent), review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent, the Arranger, the LC Issuer and the Lenders for any reasonable out-of-pocket costs and expenses, including, without limitation, filing and recording costs and fees, costs of any environmental review, and consultants’ fees, travel expenses and reasonable fees, charges and disbursements of outside counsel to the Administrative Agent, the Arranger, the LC Issuer and the Lenders, paid or incurred by the Administrative Agent, the Arranger, the LC Issuer or any Lender in connection with the collection and enforcement of the Loan Documents. Expenses being reimbursed by the Borrower under this Section include, without limitation, costs and expenses incurred in connection with the Reports described in the following sentence. The Borrower acknowledges that from time to time U.S. Bank may prepare and may distribute to the Lenders (but shall have no obligation or duty to prepare or to distribute to the Lenders) certain audit reports (the “Reports”) pertaining to the Borrower’s assets for internal use by U.S. Bank from information furnished to it by or on behalf of the Borrower, after U.S. Bank has exercised its rights of inspection pursuant to this Agreement. Each payment under this Section 9.6 shall be made within ten days following demand therefor accompanied by a reasonably detailed invoice.

(b) The Borrower hereby further agrees to indemnify and hold harmless the Administrative Agent, the Arranger, the LC Issuer, each Lender, their respective Affiliates, and each of their directors, officers and employees, agents and advisors against all losses, claims, damages, penalties, judgments, liabilities and reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements and settlement costs (including, without limitation, all expenses of litigation or preparation therefor) whether or not the Administrative Agent, the Arranger, the LC Issuer, any Lender or any Affiliate is a party thereto, but excluding Taxes) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby, any actual or alleged presence or release of Hazardous Materials on or from any Property owned or operated by Borrower or any of its Subsidiaries, any environmental liability related in any way to Borrower or any of its Subsidiaries, or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrower or any of its Subsidiaries, or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder, except in each case to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification or any of its Affiliates or a material breach of the obligations of such party or any of its Affiliates under the Loan Documents. The obligations of the Borrower under this Section 9.6 shall survive the termination of this Agreement. No indemnified Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

9.7. Intentionally Omitted.

9.8. Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP in a manner consistent with that used in preparing the financial statements referred to in Section 5.4; provided, however that, notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification Section 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any of its Subsidiaries at “fair value”, as defined therein, or (ii) any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Codification Subtopic 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and the Borrower, the Administrative Agent or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and the Borrower shall provide to the Administrative Agent and the Lenders reconciliation statements showing the difference in such calculation, together with the delivery of monthly, quarterly and annual financial statements required hereunder. In addition, notwithstanding any other provision contained herein, the definitions set forth in this Agreement and any financial calculations required by the Loan Documents shall be computed to exclude any change to lease accounting rules from those in effect pursuant to Financial Accounting Standards Board Accounting Standards Codification 840 (Leases) and other related lease accounting guidance as in effect on the date hereof.

9.9. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

9.10. Nonliability of Lenders. The relationship between the Borrower on the one hand and the Lenders, the LC Issuer and the Administrative Agent on the other hand shall be solely that of borrower and lender. Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. The Borrower agrees that neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan

Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought or any of its Affiliates or a material breach of the obligations of such party or any of its Affiliates under the Loan Documents. Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect, consequential or punitive damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby. It is agreed that the Arranger shall, in its capacity as such, have no duties or responsibilities under the Agreement or any other Loan Document. Each Lender acknowledges that it has not relied and will not rely on the Arranger in deciding to enter into the Agreement or any other Loan Document or in taking or not taking any action.

9.11. Confidentiality. Each of the Administrative Agent and the Lenders agrees to hold any information which it may receive from the Borrower or any of its Subsidiaries in connection with this Agreement or the other Loan Documents in confidence and to use such information solely for the purpose of evaluating, administering or enforcing the Loan Documents or the transactions effected thereby, except for disclosure (i) to its Affiliates and to the Administrative Agent and any other Lender and their respective Affiliates (provided that each of the Administrative Agent and the Lenders shall be responsible for any violation of this Section 9.11 by any of its Affiliates as if such Affiliates were bound hereby), (ii) to legal counsel, accountants, and other professional advisors to the Administrative Agent or such Lender provided such parties have been notified of the confidential nature of such information, (iii) as provided in Section 12.3(e), (iv) to regulatory officials, (v) to any Person as requested pursuant to or as required by law, regulation, or legal process, (vi) to any Person in connection with any legal proceeding to which it is a party, (vii) to its direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties provided such parties have been notified of the confidential nature of such information, (viii) to rating agencies if requested or required by such agencies in connection with a rating relating to the Advances hereunder, (ix) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, ~~and~~ (x) with the Borrower’s consent, (xi) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement and (xii) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section or (2) becomes available to the Administrative Agent, the LC Issuer, the Swing Line Lender or any other Lender on a non-confidential basis from a source other than the Borrower or any of its Subsidiaries. Without limiting Section 9.4, the Borrower agrees that the terms of this Section 9.11 shall set forth the entire agreement between the Borrower and the Administrative Agent and each Lender with respect to any confidential information previously or hereafter received by the Administrative Agent or such Lender in connection with this Agreement, and this Section 9.11 shall supersede any and all prior confidentiality agreements entered into by the Administrative Agent or any Lender with respect to such confidential information. The obligations of the Administrative Agent and the Lenders under this Section 9.11 shall survive termination of this Agreement for a period of six months thereafter. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.

9.12. Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U) for the repayment of the Credit Extensions provided for herein.

9.13. Disclosure. The Borrower and each Lender hereby acknowledge and agree that each Lender and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrower and its Affiliates, subject to the provisions of Section 9.11 hereof.

9.14. USA PATRIOT ACT NOTIFICATION. The following notification is provided to Borrower pursuant to Section 326 of the PATRIOT Act:

Each Lender that is subject to the requirements of the PATRIOT Act hereby notifies the Borrower and each other Loan Party that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the PATRIOT Act.

9.15. Acknowledgement and Consent to Bail-In of EEA Financial Institutions

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

ARTICLE X

THE ADMINISTRATIVE AGENT

10.1. Appointment; Nature of Relationship. U.S. Bank National Association is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the “Administrative Agent”) hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders’ contractual representative, the Administrative Agent does not hereby assume any fiduciary duties to any of the Lenders and is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

10.2. Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

10.3. General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person or any of its Affiliates or a material breach of the obligations of such Person or any of its Affiliates under the Loan Documents.

10.4. No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Administrative Agent; (d) the existence or possible existence of any Default or Event of Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Borrower or any guarantor of any of the Obligations or of any of the Borrower’s or any such guarantor’s respective Subsidiaries.

10.5. Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action. The Administrative Agent may, at any time, request instructions from the Required Lenders with respect to any actions or approvals which, by the terms of this Agreement or any of the Loan Documents, the Administrative Agent is permitted or required to take or to grant without consent or approval from the Required Lenders, and if such instructions are promptly requested, the Administrative Agent will be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents and will not have any liability for refraining from taking any action or withholding any approval under any of the Loan Documents until it has received such instructions from the Required Lenders.

10.6. Employment of Administrative Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Lenders and all matters pertaining to the Administrative Agent’s duties hereunder and under any other Loan Document.

10.7. Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, electronic mail message, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent. For purposes of determining compliance with the conditions specified in Sections 4.1 and 4.2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the applicable date specifying its objection thereto.

10.8. Administrative Agent’s Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Pro Rata Shares (disregarding, for the avoidance of doubt, the exclusion of Defaulting Lenders therein) (determined at the time such indemnity or reimbursement is sought) (i) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Administrative Agent and (ii) any indemnification required pursuant to Section 3.5(d) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

10.9. Notice of Event of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders; provided that, except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.

10.10. Rights as a Lender. In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

10.11. Lender Credit Decision, Legal Representation.

(a) Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents. Except for any notice, report, document or other information expressly required to be furnished to the Lenders by the Administrative Agent or Arranger hereunder, neither the Administrative Agent nor the Arranger shall have any duty or responsibility (either initially or on a continuing basis) to provide any Lender with any notice, report, document, credit information or other information concerning the affairs, financial condition or business of the Borrower or any of its Affiliates that may come into the possession of the Administrative Agent or Arranger (whether or not in their respective capacity as Administrative Agent or Arranger) or any of their Affiliates.

(b) Each Lender further acknowledges that it has had the opportunity to be represented by legal counsel in connection with its execution of this Agreement and the other Loan Documents, that it has made its own evaluation of all applicable laws and regulations relating to the transactions contemplated hereby, and that the counsel to the Administrative Agent represents only the Administrative Agent and not the Lenders in connection with this Agreement and the transactions contemplated hereby.

10.12. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, thirty (30) days after the retiring Administrative Agent gives notice of its intention to resign. The Administrative Agent may be removed at any time that it constitutes a Defaulting Lender by written notice received by the Administrative Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders within fifteen (15) days after the resigning Administrative Agent’s giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. The consent of the Borrower, which consent may not be unreasonably withheld, shall be required prior to the appointment of any successor Administrative Agent, other than a Lender, becoming effective, provided that the consent of the Borrower shall not be required if an Event of Default has occurred and is continuing and provided further that the Borrower shall be deemed to have consented to any such appointment unless it shall object thereto by written notice to the Lenders and, if applicable, the resigning Administrative Agent within five (5) Business Days after having received notice thereof. Notwithstanding the foregoing, the Administrative Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates meeting the requirements for a successor Administrative Agent set forth below as a successor Administrative Agent hereunder. If the Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations under this Agreement and the other Loan Documents to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents other than its duties under Section 9.11 hereof. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this Article X shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 10.12, then the term “Prime Rate” as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

10.13. Administrative Agent’s and Arrangers’ Fees. The Borrower agrees to pay to the Administrative Agent and the Arrangers, for their respective accounts, (i) the fees agreed to by the Borrower, the Administrative Agent and U.S. Bank, as an Arranger, pursuant to that certain letter agreement dated as of ~~December 31, 2014~~October 24, 2018 between the Administrative Agent, U.S. Bank, as an Arranger, and the Borrower~~,~~ (the “U.S. Bank Fee Letter”), (ii) the fees agreed to by the Borrower, Wells Fargo Bank, National Association, as Co-Syndication Agent and Wells Fargo Securities, LLC, as an Arranger, pursuant to that certain letter agreement dated as of ~~December 31, 2014~~October 24, 2018 between Wells Fargo Bank, National Association, as Co-Syndication Agent, Wells Fargo Securities, LLC, as an Arranger and the Borrower (the “Wells Fargo Fee Letter”) ~~and~~, (iii) the fees agreed to by the Borrower and BMO Harris Bank N.A., as an Arranger and as Co-Syndication Agent, pursuant to that certain letter agreement dated as of October 24, 2018 between BMO Harris Bank N.A., as an Arranger and a Co-Syndication Agent and the Borrower (the “BMO Fee Letter”), and (iv) the fees agreed to by the Borrower and JPMorgan Chase Bank, N.A., as an Arranger and as Co-Syndication Agent, pursuant to that certain letter agreement dated as of ~~December 31, 2014~~October 24, 2018 between ~~BMO Harris~~JPMorgan Chase Bank, N.A., as an Arranger and a Co-Syndication Agent and the Borrower (the “~~BMO~~JPMorgan Fee Letter” and together with the U.S. Bank Fee Letter ~~and~~, the Wells Fargo Fee Letter and the BMO Fee Letter, the “Fee Letters”), or as otherwise agreed from time to time.

10.14. Delegation to Affiliates. The Borrower and the Lenders agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates, provided that no such delegation shall release the Administrative Agent from liability for performance of such duties. Any such Affiliate (and such Affiliate’s directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Articles IX and X.

10.15. Documentation Agents, Syndication Agents, etc. Neither any of the Lenders identified in this Agreement as a “co-agent” nor as a Documentation Agent or a Co-Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Administrative Agent in Section 10.11.

10.16. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) no Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and no Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against each of the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.17. Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of (1) the Second Amendment Effective Date and (2) if such Lender became a party hereto after the Second Amendment Effective Date, the date such Person became a Lender party hereto, to, and (y) covenants, (1) from the Second Amendment Effective Date and (2) if such Lender became a party hereto after the Second Amendment Effective Date, from the date such Person became a Lender party hereto, to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any of its Affiliates, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code) which is subject to Section 4975 of the Code with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more prohibited transaction exemptions issued by the Department of Labor (each, a “PTE”), such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

(c) The Administrative Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Facility LCs, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Facility LCs or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Facility LCs or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

ARTICLE XI

SETOFF; RATABLE PAYMENTS

11.1. Setoff. The Borrower hereby grants each Lender a security interest in all deposits, credits and deposit accounts (including all account balances, whether provisional or final and whether or not collected or available) of the Borrower with such Lender or any Affiliate of such Lender (the “Deposits”) to secure the Obligations. In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Event of Default occurs and is continuing, Borrower authorizes each Lender to offset and apply all such Deposits toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part thereof, shall then be due and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to such Lender or the Lenders; provided, that in the event that any Defaulting Lender shall exercise such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the LC Issuer, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.

11.2. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Credit Exposure (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Outstanding Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Outstanding Credit Exposure. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral or other protection ratably in proportion to their respective Pro Rata Shares of the Aggregate Outstanding Credit Exposure. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

ARTICLE XII

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

12.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the prior written consent of each Lender, (ii) any assignment by any Lender must be made in compliance with Section 12.3, (iii) any transfer by participation must be made in compliance with Section 12.2 and (iv) any replacement of the Administrative Agent must be effected in compliance with Section 10.12. Any attempted assignment or transfer by any party not made in compliance with this Section 12.1 shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with the terms of this Agreement. The parties to this Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and this Section 12.1 does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

12.2. Participations.

(a) Permitted Participants; Effect. Any Lender may at any time sell to one or more entities (“Participants”) participating interests in any Outstanding Credit Exposure owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents.

(b) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents provided that each such Lender may agree in its participation agreement with its Participant that such Lender will not vote to approve any amendment, modification or waiver with respect to any Outstanding Credit Exposure or Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 8.3 or of any other Loan Document.

(c) Benefit of Certain Provisions. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.2, 3.4, 3.5, 9.6 and 9.10 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.3, provided that (i) a Participant shall not be entitled to receive any greater payment under Section 3.1 or 3.2 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrower, and (ii) a Participant shall not be entitled to receive any greater payment under Section 3.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account (A) except to the extent such entitlement to receive a greater payment results from a change in treaty, law or regulation (or any change in the interpretation or administration thereof by any Governmental Authority) that occurs after the Participant acquired the applicable participation and (B), in the case of any Participant that would be a Non-U.S. Lender if it were a Lender, such Participant agrees to comply with the provisions of Section 3.5 to the same extent as if it were a Lender (it being understood that the documentation required under Section 3.5(f) shall be delivered to the participating Lender). Each Lender that sells a participation shall, acting solely for this purpose as a nonfiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in any Outstanding Credit Exposure, any Note, any Commitment or any other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Outstanding Credit Exposure, any Note, any Commitment or any other obligations under the Loan Documents) to any Person except to the extent that such disclosure is necessary to establish that such Outstanding Credit Exposure, any Note, any Commitment or any other obligations under the Loan Documents is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

12.3. Assignments.

(a) Permitted Assignments. Any Lender may at any time assign to one or more Eligible Assignees (“Purchasers”) all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit C or in such other form reasonably acceptable to the Administrative Agent as may be agreed to by the parties thereto. Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate of a Lender or an Approved Fund shall either be in an amount equal to the entire applicable Commitment and Outstanding Credit Exposure of the assigning Lender or (unless each of the Borrower and the Administrative Agent otherwise consents) be in an aggregate amount not less than $5,000,000. The amount of the assignment shall be based on the Commitment or Outstanding Credit Exposure (if the Commitment has been terminated) subject to the assignment, determined as of the date of such assignment or as of the “Trade Date,” if the “Trade Date” is specified in the assignment.

(b) Consents. The consent of the Borrower shall be required prior to an assignment becoming effective unless the Purchaser is a Lender, an Affiliate of a Lender or an Approved Fund, provided that the consent of the Borrower shall not be required if an Event of Default has occurred and is continuing; provided further that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof. The consent of the Administrative Agent shall be required prior to an assignment becoming effective unless the Purchaser is a Lender, an Affiliate of a Lender or an Approved Fund. The consent of each of the LC Issuer and the Swing Line Lender shall be required prior to an assignment of a Commitment becoming effective unless the Purchaser is a Lender with a Commitment. Any consent required under this Section 12.3(b) shall not be unreasonably withheld or (in the case of the Administrative Agent) delayed.

(c) Effect; Assignment Effective Date. Upon (i) delivery to the Administrative Agent of an assignment, together with any consents required by Sections 12.3(a) and 12.3(b), and (ii) payment of a $3,500 fee to the Administrative Agent for processing such assignment (unless such fee is waived by the Administrative Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Outstanding Credit Exposure under the applicable assignment agreement constitutes “plan assets” as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be “plan assets” under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party thereto, and the transferor Lender shall be released with respect to the Commitment and Outstanding Credit Exposure assigned to such Purchaser without any further consent or action by the Borrower, the Lenders or the Administrative Agent. In the case of an assignment covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a Lender hereunder but shall continue to be entitled to the benefits of, and subject to, those provisions of this Agreement and the other Loan Documents which survive payment of the Obligations and termination of the applicable agreement. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.3 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.2. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3(c), the transferor Lender, the Administrative Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

(d) Register. The Administrative Agent, acting solely for this purpose as ~~an~~a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States of America, a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender, and participations of each Lender in Facility LCs, pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and each Lender at any reasonable time and from time to time upon reasonable prior notice.

(e) Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) and any prospective Transferee any and all information in such Lender’s possession; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

(f) Resignation as LC Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time U.S. Bank National Association or any other LC Issuer or Swing Line Lender assigns all of its Commitments and Loans pursuant to subsection (b) above, (i) U.S. Bank National Association or any other LC Issuer may, upon 30 days’ notice to the Borrower and the Lenders, resign as LC Issuer and/or (ii) U.S. Bank National Association or any other Swing Line Lender may, upon 30 days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as LC Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor LC Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of such LC Issuer or Swing Line Lender, as the case may be. If U.S. Bank National Association resigns as LC Issuer, it shall retain all the rights, powers, privileges and duties of the LC Issuer hereunder with respect to all Facility LCs outstanding as of the effective time of its resignation as LC Issuer and all LC Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations pursuant to Section 2.19(b)). If U.S. Bank National Association resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective time of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.4(d). Upon the appointment of a successor LC Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring LC Issuer or Swing Line Lender, as the case may be, and (b) the successor LC Issuer shall issue letters of credit in substitution for the Facility LCs, if any, outstanding at the time of such succession or make other arrangements satisfactory to such LC Issuer to effectively assume the obligations of such LC Issuer with respect to such Facility LCs.

ARTICLE XIII

NOTICES

13.1. Notices; Effectiveness; Electronic Communication.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:

(i)	if to the Borrower, to it at C.H. Robinson Worldwide, Inc., 14701 Charlson Road, Eden Prairie, MN 55347, Attention: Troy Renner, Treasurer, Facsimile: 952-937-7700;

(ii)	if to the Administrative Agent, to it at U.S. Bank National Association, 1420 Fifth Avenue, 9th Floor, Seattle, Washington 98101, Attention: Agency Services, Facsimile: 206-598-7022;

(iii)	if to the LC Issuer, to it at U.S. Bank National Association, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention: Standby Letter of Credit Department, Facsimile: 612-303-5226;

(iv)	if to a Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the LC Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent or as otherwise determined by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the LC Issuer pursuant to Article II if such Lender or the LC Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its respective discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it or as it otherwise determines, provided that such determination or approval may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto given in the manner set forth in this Section 13.1.

ARTICLE XIV

COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION; ELECTRONIC RECORDS

14.1. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Administrative Agent, and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the parties hereto (provided that the Lenders’ obligations to make Credit Extensions shall be subject to the satisfaction of the conditions set forth in Article IV), and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

14.2. Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any assignment and assumption agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other state laws based on the Uniform Electronic Transactions Act.

14.3. Electronic Records The Borrower hereby acknowledges the receipt of a copy of this Agreement and all other Loan Documents. The Administrative Agent and each Lender may, on behalf of the Borrower, create a microfilm or optical disk or other electronic image of this Agreement and any or all of the Loan Documents. The Administrative Agent and each Lender may store the electronic image of this Agreement and Loan Documents in its electronic form and then destroy the paper original as part of the Administrative Agent’s and each Lender’s normal business practices, with the electronic image deemed to be an original and of the same legal effect, validity and enforceability as the paper originals. The Administrative Agent and each Lender are authorized, when appropriate, to convert any note into a “transferable record” under the Uniform Electronic Transactions Act.

ARTICLE XV

CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

15.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

15.2. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. IN THE EVENT THE BORROWER COMMENCES ANY JUDICIAL PROCEEDING AGAINST THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT IN ANY JURISDICTION OR VENUE OTHER THAN A UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK, THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO A UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK.

15.3. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, THE LC ISSUER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

[Signature Pages Follow]

~~IN WITNESS WHEREOF, the Borrower, the Lenders, the LC Issuer and the Administrative Agent have executed this Agreement as of the date first above written.~~

~~C.H. ROBINSON WORLDWIDE, INC.~~

~~By:~~
~~Name:~~
~~Title:~~

~~Signature Page to~~

~~C.H. Robinson Credit Agreement~~

~~U.S. BANK NATIONAL ASSOCIATION, as a Lender, as LC Issuer and as Administrative Agent~~

~~By:~~
~~Name:~~
~~Title:~~

~~Signature Page to~~

~~C.H. Robinson Credit Agreement~~

~~WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~Signature Page to~~

~~C.H. Robinson Credit Agreement~~

~~BMO HARRIS BANK, N.A., as a Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~Signature Page to~~

~~C.H. Robinson Credit Agreement~~

~~BANK OF AMERICA, N.A, as a Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~Signature Page to~~

~~C.H. Robinson Credit Agreement~~

~~THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~Signature Page to~~

~~C.H. Robinson Credit Agreement~~

~~MIZUHO CORPORATE BANK, LTD., as a Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~Signature Page to~~

~~C.H. Robinson Credit Agreement~~

~~MORGAN STANLEY BANK, N.A., as a Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~Signature Page to~~

~~C.H. Robinson Credit Agreement~~

~~JPMORGAN CHASE BANK, N.A., as a Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~Signature Page to~~

~~C.H. Robinson Credit Agreement~~

~~HSBC BANK USA, N.A., as a Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~Signature Page to~~

~~C.H. Robinson Credit Agreement~~

~~PNC BANK, NATIONAL ASSOCIATION, as a Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~Signature Page to~~

~~C.H. Robinson Credit Agreement~~

~~THE NORTHERN TRUST COMPANY, as a Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~Signature Page to~~

~~C.H. Robinson Credit Agreement~~

PRICING SCHEDULE

APPLICABLE MARGIN	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS
~~Eurodollar~~Eurocurrency Rate/Daily ~~Eurodollar~~Eurocurrency Rate	0.875%	1.00%	1.125%	1.25%	1.50%
Base Rate	0%	0%	0.125%	0.25%	0.50%

APPLICABLE FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS
Commitment Fee	~~0.100~~0.075%	~~0.125~~0.090%	~~0.150~~0.110%	~~0.175~~0.150%	0.200%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Level I Status” means the Borrower’s S&P Rating is A or higher and its Moody’s Rating is A2 or higher.

~~“Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(a) or (b).~~

~~“Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than or equal to 0.75 to 1.00.~~

“Level II Status” ~~exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Leverage Ratio is greater than 0.75 to 1.00 and less than or equal to 1.25 to 1.00~~means Level I Status does not apply, but the Borrower’s S&P Rating is A- or higher and its Moody’s Rating is A3 or higher.

“Level III Status” ~~exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for~~means neither Level I Status ~~or~~nor Level II Status ~~and (ii) the Leverage Ratio is greater than 1.25 to 1.00 and less than or equal to 1.75 to 1.00~~applies, but the Borrower’s S&P Rating is BBB+ or higher and its Moody’s Rating is Baa1 or higher.

“Level IV Status” ~~exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for~~means neither Level I Status, Level II Status ~~or~~nor Level III Status ~~and (ii) the Leverage Ratio is greater than 1.75 to 1.00 and less than or equal to 2.25 to 1.00~~applies, but the Borrower’s S&P Rating is BBB or higher and its Moody’s Rating is Baa2 or higher.

“Level V Status” ~~exists at any date if the Borrower has not qualified for~~means neither Level I Status, Level II Status, Level III Status ~~or~~nor Level IV Status applies.

“Status” means either Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

~~The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower’s Status as reflected in the then most recent Financials; provided, that subject to the remainder hereof, Level III Status shall be in effect until the Administrative Agent’s receipt of Financials in accordance herewith for the period ending March 31, 2015. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective from and after the first day of the first fiscal month immediately following the date on which the delivery of such Financials is required to but not including the first day of the first fiscal month immediately following the next such date on which delivery of such Financials of the Borrower and its Subsidiaries is so required. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five (5) days after such Financials are so delivered.~~

Initially, commencing on the Second Amendment Effective Date the Applicable Margin shall be determined based upon Pricing Level III. Notwithstanding anything herein to the contrary,

(a) if only one of the Credit Rating Agencies shall have in effect a Credit Rating or if no Credit Rating Agency shall have in effect a Credit Rating, then the Pricing Level shall be determined by reference to Pricing Level V;

(b) if two Credit Rating Agencies shall have in effect a Credit Rating, and such Credit Ratings differ by one level, then the Pricing Level for the higher of the two Credit Ratings shall apply (with the Credit Rating for Pricing Level I being the highest and the Credit Rating for Pricing Level V being the lowest); and

(c) if two Credit Rating Agencies shall have in effect a Credit Rating, and there is a split in Credit Ratings of such Credit Rating Agencies of more than one level, then the Pricing Level that is one level below the higher of the two Credit Ratings shall apply.

Each change in the Applicable Margin resulting from a publicly announced change in the Credit Rating after the Second Amendment Effective Date shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. If the rating system of any such Credit Rating Agency shall change, or if any such Credit Rating Agency shall cease to be in the business of rating corporate debt obligations, or if the Borrower notifies the Administrative Agent in writing that it elects to have a Credit Rating Agency replace S&P or Moody’s, the Borrower and the Lenders shall negotiate in good faith to amend this Pricing Schedule to reflect such changed rating system or the unavailability of ratings from such Credit Rating Agencies or the replacement Credit

Rating Agency selected by the Borrower and, pending the effectiveness of any such amendment, for purposes of determining the Applicable Margin and the Applicable Fee Rate the Credit Rating of the affected Credit Rating Agency shall be deemed to the Credit Rating of such Credit Rating Agency as most recently in effect prior to such change or cessation.

SCHEDULE 1

Commitments

Lender:	Commitment:		Percentage:
U.S. BANK NATIONAL ASSOCIATION	$	~~150,000,000.00~~160,000,000	~~16.666666666667~~16.000000000%
WELLS FARGO BANK, NATIONAL ASSOCIATION	$	~~110,000,000.00~~120,000,000	~~12.222222222222~~12.000000000%
BMO HARRIS BANK~~,~~ N.A.	$	~~110,000,000.00~~120,000,000	~~12.222222222222~~12.000000000%
JPMORGAN CHASE BANK ~~OF AMERICA~~, N.A.	$	~~85,000,000.00~~120,000,000	~~9.444444444444~~12.000000000%
~~THE~~ BANK OF ~~TOKYO-MITSUBISHI UFJ, LTD~~AMERICA, N.A.	$	~~85,000,000.00~~90,000,000	~~9.444444444444~~9.000000000%
MORGAN STANLEY BANK, N.A.	$	~~85,000,000.00~~90,000,000	~~9.444444444444~~9.000000000%
~~JPMORGAN CHASE~~ MUFG BANK, ~~N.A~~LTD.	$	~~85,000,000.00~~90,000,000	~~9.444444444444~~9.000000000%
HSBC BANK USA, N.A.	$	~~70,000,000.00~~80,000,000	~~7.777777777778~~8.000000000%
PNC BANK, NATIONAL ASSOCIATION	$	~~70,000,000.00~~80,000,000	~~7.777777777778~~8.000000000%
THE NORTHERN TRUST COMPANY	$	~~50,000,000.00~~50,000,000	~~5.555555555556~~5.000000000%

TOTAL COMMITMENTS	$	~~900,000,000~~1,000,000,000	100%

EXHIBIT D

FORM OF BORROWING/CONVERSION/CONTINUATION NOTICE

TO: U.S. Bank National Association, as administrative agent (the “Administrative Agent”) under that certain Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of October 29, 2012 among C.H. Robinson Worldwide, Inc. (the “Borrower”), the financial institutions party thereto, as lenders (the “Lenders”), and U.S. Bank National Association, as Administrative Agent, as Swing Line Lender and as LC Issuer.

Capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

The undersigned Borrower hereby gives to the Administrative Agent a request for [borrowing] [conversion] [continuation] pursuant to Section [2.8] [2.9] of the Credit Agreement, and the Borrower hereby requests to [borrow on] [convert on] [continue on] [            ], 20[        ] (the “[Borrowing] [Conversion] [Continuation] Date”):

(a) from the Lenders, on a pro rata basis, an aggregate principal Dollar Amount of $[            ] in Revolving Loans as:

1. ☐ a Base Rate Advance (in Dollars)

2. ☐ a ~~Eurodollar~~Eurocurrency Advance with the following characteristics:

  Interest Period of [            ] month(s)

  Agreed Currency: [            ]

[(b) from the Swing Line Lender, a Swing Line Loan (in Dollars) of $[            ] bearing interest at:

1. ☐ Base Rate

2. ☐ Daily ~~Eurodollar~~Eurocurrency Base Rate]

[The undersigned hereby certifies to the Administrative Agent and the Lenders that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date; and (ii) at the time of and immediately after giving effect to such Advance, no Default or Event of Default shall have occurred and be continuing.]

******

EXH. D

IN WITNESS WHEREOF, the undersigned has caused this Borrowing/Conversion/Continuation Notice to be executed by its authorized officer as of the date set forth below.

Dated: [                    ], 20[        ]

C.H. ROBINSON WORLDWIDE, INC.

By:
Name:
Title:

EXH. D

EXHIBIT A-2

Clean Credit Agreement, as amended

Attached

EXECUTION VERSION

Deal CUSIP 12543AAA4

Revolving Loan CUSIP 12543AAB2

CREDIT AGREEMENT

DATED AS OF OCTOBER 29, 2012,

AS AMENDED BY THAT CERTAIN OMNIBUS AMENDMENT

DATED AS OF DECEMBER 31, 2014,

AND AS FURTHER AMENDED BY THAT CERTAIN SECOND OMNIBUS

AMENDMENT, DATED AS OF OCTOBER 24, 2018

AMONG

C.H. ROBINSON WORLDWIDE, INC.,

THE LENDERS,

U.S. BANK NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, BMO HARRIS BANK N.A. AND

JPMORGAN CHASE BANK, N.A.,

AS CO-SYNDICATION AGENTS

BANK OF AMERICA, N.A., MORGAN STANLEY SENIOR FUNDING, INC. AND

MUFG BANK, LTD.,

AS CO-DOCUMENTATION AGENTS

AND

U.S. BANK NATIONAL ASSOCIATION,

WELLS FARGO SECURITIES, LLC, BMO HARRIS BANK N.A. AND

JPMORGAN CHASE BANK, N.A.,

AS JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS

i

ARTICLE IV CONDITIONS PRECEDENT		53

4.1.	Initial Credit Extension	53
4.2.	Each Credit Extension	54

ARTICLE V REPRESENTATIONS AND WARRANTIES		54

5.1.	Existence and Standing	54
5.2.	Authorization and Validity	54
5.3.	No Conflict; Government Consent	55
5.4.	Financial Statements	55
5.5.	Material Adverse Change	55
5.6.	Taxes	55
5.7.	Litigation and Contingent Obligations	56
5.8.	Subsidiaries	56
5.9.	ERISA	56
5.10.	Accuracy of Information	56
5.11.	Regulation U	57
5.12.	Compliance With Laws	57
5.13.	Ownership of Properties	57
5.14.	Plan Assets; Prohibited Transactions	57
5.15.	Environmental Matters	57
5.16.	Investment Company Act	58
5.17.	Insurance	58
5.18.	No Default	58
5.19.	Anti-Corruption Laws; Sanctions; Anti-Terrorism Laws	58
5.20.	EEA Financial Institution	58

ARTICLE VI COVENANTS		58

6.1.	Financial Reporting	58
6.2.	Use of Proceeds.	60
6.3.	Notice of Material Events	60
6.4.	Conduct of Business	61
6.5.	Taxes	61
6.6.	Insurance	61
6.7.	Compliance with Laws	61
6.8.	Maintenance of Properties	61
6.9.	Books and Records; Inspection	61
6.10.	Merger	62
6.11.	Sale of Assets	62
6.12.	Investments	63
6.13.	Acquisitions	63
6.14.	Liens	63
6.15.	Financial Covenants	65
6.16.	Further Assurances	65
6.17.	PATRIOT Act Compliance	66

ARTICLE VII DEFAULTS		66

ARTICLE VIII ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES		68
8.1.	Acceleration; Remedies	68
8.2.	Application of Funds	69
8.3.	Amendments	70
8.4.	Preservation of Rights	71

ARTICLE IX GENERAL PROVISIONS		71
9.1.	Survival of Representations	71
9.2.	Governmental Regulation	72
9.3.	Headings	72
9.4.	Entire Agreement	72
9.5.	Several Obligations; Benefits of this Agreement	72
9.6.	Expenses; Indemnification	72
9.7.	Intentionally Omitted	73
9.8.	Accounting	73
9.9.	Severability of Provisions	74
9.10.	Nonliability of Lenders	74
9.11.	Confidentiality	75
9.12.	Nonreliance	75
9.13.	Disclosure	75
9.14.	USA PATRIOT ACT NOTIFICATION	75
9.15.	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	76

ARTICLE X THE ADMINISTRATIVE AGENT		76
10.1.	Appointment; Nature of Relationship	76
10.2.	Powers	77
10.3.	General Immunity	77
10.4.	No Responsibility for Loans, Recitals, etc.	77
10.5.	Action on Instructions of Lenders	77
10.6.	Employment of Administrative Agents and Counsel	78
10.7.	Reliance on Documents; Counsel	78
10.8.	Administrative Agent’s Reimbursement and Indemnification	78
10.9.	Notice of Event of Default	79
10.10.	Rights as a Lender	79
10.11.	Lender Credit Decision, Legal Representation	79
10.12.	Successor Administrative Agent	80
10.13.	Administrative Agent’s and Arrangers’ Fees	81
10.14.	Delegation to Affiliates	81
10.15.	Documentation Agents, Syndication Agents, etc.	81
10.16.	No Advisory or Fiduciary Responsibility	81
10.17.	Certain ERISA Matters	82

ARTICLE XI SETOFF; RATABLE PAYMENTS		83

11.1.	Setoff	83
11.2.	Ratable Payments	84

ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS		84

12.1.	Successors and Assigns	84
12.2.	Participations	85
12.3.	Assignments	86

ARTICLE XIII NOTICES		88

13.1.	Notices; Effectiveness; Electronic Communication.	88

ARTICLE XIV COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION; ELECTRONIC RECORDS		90

14.1.	Counterparts; Effectiveness	90
14.2.	Electronic Execution of Assignments	90
14.3.	Electronic Records	90

ARTICLE XV CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL		90

15.1.	CHOICE OF LAW	90
15.2.	CONSENT TO JURISDICTION	91
15.3.	WAIVER OF JURY TRIAL	91

SCHEDULES

PRICING SCHEDULE

SCHEDULE 1 – Commitments

SCHEDULE 5.8 – Subsidiaries

SCHEDULE 5.13 – Properties

SCHEDULE 6.12 – Investments

SCHEDULE 6.14 – Liens

EXHIBITS

EXHIBIT A – Form of Opinion

EXHIBIT B – Form of Compliance Certificate

EXHIBIT C – Form of Assignment and Assumption Agreement

EXHIBIT D – Form of Borrowing/Conversion/Continuation Notice

EXHIBIT E – Form of Note

EXHIBIT F – Form of Increasing Lender Supplement

EXHIBIT G – Form of Augmenting Lender Supplement

EXHIBIT H – List of Closing Documents

v

CREDIT AGREEMENT

This Credit Agreement (the “Agreement”), dated as of October 29, 2012, as amended by that certain Omnibus Amendment dated as of December 31, 2014, and as further amended by that certain Second Omnibus Amendment dated as of October 24, 2018, is among C.H. ROBINSON WORLDWIDE, INC., the Lenders and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as LC Issuer, Swing Line Lender and Administrative Agent. The parties hereto agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement:

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going-concern business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

“Administrative Agent” means U.S. Bank in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

“Advance” means a borrowing hereunder, (i) made by some or all of the Lenders on the same Borrowing Date, or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of Eurocurrency Loans, for the same Interest Period. The term “Advance” shall include Swing Line Loans unless otherwise expressly provided.

“Affected Lender” is defined in Section 2.20.

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person, including, without limitation, such Person’s Subsidiaries. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

“Aggregate Commitment” means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof. As of the Second Amendment Effective Date, the Aggregate Commitment is $1,000,000,000.

1

“Aggregate Outstanding Credit Exposure” means, at any time, the aggregate of the Outstanding Credit Exposure of all the Lenders.

“Agreed Currencies” means (i) Dollars, (ii) so long as such currencies remain Eligible Currencies, British Pounds Sterling and euro, and (iii) any other Eligible Currency which the Borrower requests the Administrative Agent to include as an Agreed Currency hereunder and which is acceptable to all of the Lenders.

“Agreement” means this Credit Agreement, as it may be amended or modified and in effect from time to time.

“Alternate Base Rate” means, for any day, a rate of interest per annum equal to the highest of (i) 0.0%, (ii) the Prime Rate for such day, (iii) the sum of the Federal Funds Effective Rate for such day plus 0.50% per annum and (iv) the Eurocurrency Rate (without giving effect to the Applicable Margin) for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) for Dollars plus 1.00%, provided that, for the avoidance of doubt, the Eurocurrency Rate for any day shall be based on the rate reported by the applicable financial information service at approximately 11:00 a.m. London time on such day.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, money laundering, or corruption.

“Applicable Fee Rate” means, at any time, the percentage rate per annum, determined by reference to the Credit Ratings from S&P and Moody’s, at which commitment fees are accruing on the Available Aggregate Commitment at such time as set forth in the Pricing Schedule.

“Applicable Margin” means, with respect to Advances of any Type at any time, the percentage rate per annum, determined by reference to the Credit Ratings from S&P and Moody’s, which is applicable at such time with respect to Advances of such Type as set forth in the Pricing Schedule.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Approximate Equivalent Amount” of any currency with respect to any amount of Dollars shall mean the Equivalent Amount of such currency with respect to such amount of Dollars on or as of the date of the relevant conversion, rounded up to the nearest amount of such currency as reasonably determined by the Administrative Agent from time to time.

“Arrangers” means U.S. Bank, Wells Fargo Securities, LLC, BMO Harris Bank N.A. and JPMorgan Chase Bank, N.A., and their respective successors, in their capacities as Joint Lead Arrangers and Joint Book Runners.

“Article” means an article of this Agreement unless another document is specifically referenced.

2

“Article VII Subsidiary” means any Subsidiary which, as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.1, contributed greater than 5% of the Borrower’s Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ended on such date or of the Borrower’s consolidated total assets as of such date; provided, however, that if more than three non-Article VII Subsidiaries are subject to events, occurrences or actions covered by Article VII, then, notwithstanding any Subsidiary’s portion of Consolidated EBITDA or total assets, all Subsidiaries shall constitute Article VII Subsidiaries and all Subsidiaries shall be subject to the Events of Default set forth in Article VII.

“Augmenting Lender” is defined in Section 2.24.

“Authorized Officer” means any of the executive officers or the treasurer of the Borrower, acting singly; provided, however, that (i) with respect to certifications under Sections 6.1(b) and 6.1(c), Authorized Officer means the chief financial officer or the treasurer of the Borrower, and (ii) with respect to confirmations of telephonic notices of Borrowing under Section 2.14, Authorized Officer means the chief financial officer, the treasurer, the tax manager, the bank manager or any tax accountant of the Borrower.

“Available Aggregate Commitment” means, at any time, the Aggregate Commitment then in effect minus the Aggregate Outstanding Credit Exposure at such time.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Base Rate” means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) the Applicable Margin, in each case changing when and as the Alternate Base Rate or the Applicable Margin changes.

“Base Rate Advance” means an Advance which, except as otherwise provided in Section 2.11, bears interest at the Base Rate.

“Base Rate Loan” means a Loan which, except as otherwise provided in Section 2.11, bears interest at the Base Rate.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“BMO Fee Letter” is defined in Section 10.13.

3

“Borrower” means C.H. Robinson Worldwide, Inc., a Delaware corporation, and its successors and assigns.

“Borrowing Date” means a date on which an Advance is made or a Facility LC is issued hereunder.

“Borrowing/Conversion/Continuation Notice” is defined in Section 2.8.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of Eurocurrency Advances, a day (other than a Saturday or Sunday) on which banks generally are open in New York City, New York, Minneapolis, Minnesota and London, England for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in New York City, New York and Minneapolis, Minnesota for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

“Capitalized Lease” of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

“Cash Collateralize” means to deposit in the Facility LC Collateral Account or to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the LC Issuer or Lenders, as collateral for LC Obligations or obligations of Lenders to fund participations in respect of LC Obligations, cash or deposit account balances or, if the Administrative Agent and the LC Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the LC Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalent Investments” means (i) short-term obligations of, or fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America (provided that the full faith and credit of the United States of America is pledged in support of such obligations), (ii) short-term obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest ratings categories obtainable from either Moody’s or S&P, (iii) commercial paper rated A-1 or better by S&P or P-1 or better by Moody’s, (iv) demand deposit accounts maintained in the ordinary course of business or as part of or incidental to the provision of transitional services to a purchaser of Property in connection with a disposition of such Property permitted by this Agreement, (v) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $500,000,000, and (vi) investment funds at least 95% of the assets of which constitute cash or Cash Equivalent Investments of the kinds described in clauses (i) through (v) of this definition; provided in each case, to the extent applicable, that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.

4

“Cash Management Services” means any banking services that are provided to the Borrower or any Subsidiary by the Administrative Agent, the LC Issuer or any other Lender or any Affiliate of any of the foregoing, including without limitation: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) stored value cards, (f) automated clearing house or wire transfer services, or (g) treasury management, including controlled disbursement, consolidated account, lockbox, overdraft, return items, sweep and interstate depository network services.

“Change in Control” means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Borrower on a fully diluted basis; or (ii) if, within any twelve-month period, individuals who at the beginning of such period were directors of the Borrower (together with any new directors whose election by the board of directors of the Borrower or whose nomination for election by the stockholders of the Borrower was approved by a vote of the majority of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease to constitute at least a majority of the board of directors of the Borrower.

“Change in Law” means the adoption after the date of this Agreement (or, in the case of Section 3.7, after the Second Amendment Effective Date) of, or change after the date of this Agreement (or, in the case of Section 3.7, after the Second Amendment Effective Date) in, any law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) or in the interpretation, promulgation, implementation or administration thereof by any Governmental Authority or quasi-Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, including, notwithstanding the foregoing, all requests, rules, guidelines or directives (x) in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act or (y) promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities pursuant to Basel III, in each case of clauses (x) and (y), regardless of the date enacted, adopted, issued, promulgated or implemented, or compliance by any Lender or applicable Lending Installation or the LC Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency made or issued after the date of this Agreement (or, in the case of Section 3.7, after the Second Amendment Effective Date).

“Co-Documentation Agent” means each of Bank of America, N.A., Morgan Stanley Senior Funding, Inc. and MUFG Bank, Ltd., each together with its successors and assigns.

“Co-Syndication Agent” means Wells Fargo Bank, National Association, BMO Harris Bank N.A. and JPMorgan Chase Bank, N.A., each together with its successors and assigns

5

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

“Collateral Shortfall Amount” is defined in Section 8.1(a).

“Commitment” means, for each Lender, the obligation of such Lender to make Loans to, and participate in Facility LCs issued upon the application of, the Borrower and in Swing Line Loans, in an amount not exceeding the amount set forth in Schedule 1, as it may be modified (i) pursuant to Section 2.7, (ii) as a result of any assignment that has become effective pursuant to Section 12.3(c) or (iii) otherwise from time to time pursuant to the terms hereof.

“Consolidated EBITDA” means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income and without duplication, (i) Consolidated Interest Expense, (ii) expense for taxes paid in cash or accrued, (iii) depreciation, (iv) amortization, (v) unusual or non-recurring non-cash expenses, charges or losses incurred other than in the ordinary course of business and (vi) non-cash expenses related to stock based compensation, minus, to the extent included in Consolidated Net Income, (1) unusual or non-recurring income or gains realized other than in the ordinary course of business, (2) interest income, (3) income tax credits and refunds (to the extent not netted from tax expense), (4) any cash payments made during such period in respect of items described in clauses (v) or (vi) above subsequent to the fiscal quarter in which the relevant non-cash expenses, charges or losses were incurred, all calculated for the Borrower and its Subsidiaries on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any period of four (4) consecutive fiscal quarters (each, a “Reference Period”), (i) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, and (ii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto on a basis approved by the Administrative Agent in its reasonable credit judgment as if such Material Acquisition occurred on the first day of such Reference Period.

“Consolidated Funded Indebtedness” means at any time the aggregate Dollar Amount of Consolidated Indebtedness minus Net Mark-to-Market Exposure under Rate Management Transactions and other Financial Contracts and the undrawn face amount of commercial Letters of Credit.

“Consolidated Indebtedness” means at any time the Indebtedness of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

“Consolidated Interest Expense” means, with reference to any period, the interest expense of the Borrower and its Subsidiaries calculated on a consolidated basis for such period. For the purposes of calculating Consolidated Interest Expense for any Reference Period, (i) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated Interest Expense for such Reference Period shall be reduced by an amount equal to the Consolidated Interest Expense (if positive) attributable to the property that is

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the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated Interest Expense (if negative) attributable thereto for such Reference Period, and (ii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated Interest Expense for such Reference Period shall be calculated after giving pro forma effect thereto on a basis approved by the Administrative Agent in its reasonable credit judgment as if such Material Acquisition occurred on the first day of such Reference Period.

“Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

“Consolidated Net Worth” means at any time the consolidated stockholders’ equity of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time, all as defined according to GAAP.

“Consolidated Total Capitalization” means at any time the sum of Consolidated Indebtedness and Consolidated Net Worth, each calculated at such time.

“Contingent Obligation” of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

“Credit Extension” means the making of an Advance or the issuance of a Facility LC hereunder.

“Credit Rating” means a rating as determined by a Credit Rating Agency of the Borrower’s senior unsecured long-term indebtedness without third-party credit enhancement.

“Credit Rating Agency” means S&P, Moody’s, Fitch Ratings Inc. or any other nationally recognized credit rating agency reasonably acceptable to the Borrower and the Administrative Agent that evaluates the financial condition of issuers of debt instruments and then assigns a rating that reflects its assessment of the issuer’s ability to make debt payments.

“Daily Eurocurrency Base Rate” means, with respect to a Swing Line Loan, the greater of (a) zero percent (0.0%) and (b) the applicable interest settlement rate for deposits in Dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for one month appearing on the applicable Reuters Screen LIBOR01 (or on any successor or substitute page on such screen) as of 11:00 a.m. (London time) on a Business Day, provided that, if the applicable Reuters Screen (or any successor or substitute page) is not available to the Administrative Agent for any reason, the applicable Daily Eurocurrency Base Rate for one month shall instead be the applicable interest settlement rate for deposits in Dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for one month as reported by any other generally recognized financial

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information service selected by the Administrative Agent as of 11:00 a.m. (London time) on a Business Day. For purposes of determining any interest rate hereunder or under any other Loan Document which is based on the Daily Eurocurrency Base Rate, such interest rate shall change as and when the Daily Eurocurrency Base Rate shall change.

“Daily Eurocurrency Loan” means a Swing Line Loan which, except as otherwise provided in Section 2.11, bears interest at the Daily Eurocurrency Rate.

“Daily Eurocurrency Rate” means, with respect to a Swing Line Loan, the sum of (a) the quotient of (i) the Daily Eurocurrency Base Rate, divided by (ii) one minus the Reserve Percentage (expressed as a decimal) applicable to a one month Interest Period, plus (b) the Applicable Margin.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

“Defaulting Lender” means, subject to Section 2.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days after the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or waived, or (ii) pay to the Administrative Agent, the LC Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Facility LCs or Swing Line Loans) within two (2) Business Days after the date when due, (b) has notified the Borrower, the Administrative Agent, the LC Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets (other than an Undisclosed Administration), including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof

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by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.22(b)) upon delivery of written notice of such determination to the Borrower, the LC Issuer, the Swing Line Lender and each Lender.

“Deposits” is defined in Section 11.1.

“Dollar” and “$” means the lawful currency of the United States of America.

“Dollar Amount” means, on any date of determination, (a) with respect to any amount in Dollars, such amount, and (b) with respect to any amount in an Agreed Currency, the equivalent in Dollars of such amount, determined by the Administrative Agent pursuant to Section 2.2 using the Exchange Rate with respect to such Agreed Currency at the time in effect.

“Domestic Subsidiary” means a Subsidiary of the Borrower incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means October 29, 2012.

“Eligible Assignee” means (i) a Lender; (ii) an Approved Fund; (iii) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $3,000,000,000, calculated in accordance with the accounting principles prescribed by the regulatory authority applicable to such bank in its jurisdiction of organization; (iv) a commercial bank organized under the laws of any other country that is a member of the OECD, or a political subdivision of any such country, and having total assets in excess of $3,000,000,000, calculated in accordance with the accounting principles prescribed by the regulatory authority applicable to such bank in its jurisdiction of organization, so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause (iv); (v) the central bank of any country that is a member of the OECD or (vi) any commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act); provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

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“Eligible Currency” means any currency other than Dollars that is readily available and freely traded, in which deposits are customarily offered to banks in the London interbank market, which are convertible into Dollars in the international interbank market available to the Lenders in such market and as to which a Dollar Amount may be readily calculated. If, after the designation by the Lenders of any currency as an Agreed Currency, currency control or other exchange regulations are imposed in the country in which such currency is issued, or any other event occurs, in each case with the result that (i) such currency no longer exists, (ii) such currency is, in the reasonable determination of the Administrative Agent, no longer readily available or freely traded, (iii) a Dollar Amount is, in the reasonable determination of the Administrative Agent, not readily calculable with respect to such currency, or (iv) such currency is no longer a currency in which the Required Lenders are willing to make Loans (each of (i), (ii), (iii) and (iv), a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and the Borrower, and such country’s currency shall no longer be an Agreed Currency until such time as the Disqualifying Event(s) no longer exist, but in any event within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrower shall repay all Loans made in the currency to which the Disqualifying Event applies in Dollars or convert such Loans into the Dollar Amount of Loans in Dollars, subject to the other terms contained in Article II.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) personal injury or property damage relating to the release or discharge of Hazardous Materials, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

“Equivalent Amount” of any currency at any date means the equivalent in Dollars of such currency, calculated on the basis of the arithmetic mean of the buy and sell spot rates of exchange of the Administrative Agent in the London interbank market (or other market where the Administrative Agent’s foreign exchange operations in respect of such currency are then being conducted) for such other currency at or about 11:00 a.m. (Minneapolis Time) on the date on which such amount is to be determined, rounded up to the nearest amount of such currency as reasonably determined by the Administrative Agent from time to time; provided, however, that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such amount, and such determination shall be conclusive absent manifest error.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

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“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure with respect to any Plan to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition upon the Borrower or any of its ERISA Affiliates of withdrawal liability under Section 4201 of ERISA or a determination that a Multiemployer Plan is, or is expected to be, insolvent within the meaning of Title IV of ERISA.

“EU” means the European Union.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“euro” and/or “EUR” means the single currency of the participating member states of the EU.

“Eurocurrency Advance” means an Advance which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurocurrency Rate.

“Eurocurrency Base Rate” means, with respect to a Eurocurrency Advance for the relevant Interest Period, the greater of (a) zero percent (0.0%) and (b) the applicable interest settlement rate for deposits in the applicable Agreed Currency administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) appearing (x) on the applicable Reuters Screen (or on any successor or substitute page on such screen) as of 11:00 a.m. (London time) for any Agreed Currency on the Quotation Date for such Interest Period, and having a maturity equal to such Interest Period, provided that, if the applicable Reuters Screen (or any successor or substitute page) is not available to the Administrative Agent for any reason, the applicable Eurocurrency Base Rate for the relevant Interest Period shall instead be the applicable interest settlement rate for deposits in the applicable Agreed Currency administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) as reported by any other generally recognized financial information service selected by the Administrative Agent in its reasonable discretion as of 11:00 a.m. (London time) for any Agreed Currency on the Quotation Date for such Interest Period, and having a maturity equal to such Interest Period.

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“Eurocurrency Loan” means a Loan which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurocurrency Rate.

“Eurocurrency Rate” means, with respect to a Eurocurrency Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurocurrency Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Percentage (expressed as a decimal) applicable to such Interest Period, plus (ii) the Applicable Margin.

“Event of Default” is defined in Article VII.

“Exchange Rate” means on any day, for purposes of determining the Dollar Amount of any other currency, the rate at which such other currency may be exchanged into Dollars at the time of determination on such day on the Reuters WRLD Page for such currency. In the event that such rate does not appear on any Reuters WRLD Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such an agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about such time as the Administrative Agent shall reasonably elect after determining that such rates shall be the basis for determining the Exchange Rate, on such date for the purchase of Dollars for delivery two (2) Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and only to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), including by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Taxes” means, in the case of each Lender or applicable Lending Installation, the LC Issuer, and the Administrative Agent, (i) Taxes imposed on its overall net income, franchise Taxes, gross receipts Taxes imposed in lieu of net income Taxes and branch profits Taxes imposed on it, by the respective jurisdiction under the laws of which such Lender, the LC Issuer or the Administrative Agent is incorporated or is organized or in which its principal executive office is located or, in the case of a Lender, in which such Lender’s applicable Lending Installation is

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located, (ii) in the case of a Non-U.S. Lender, any withholding tax that is imposed on amounts payable to such Non-U.S. Lender pursuant to the laws in effect at the time such Non-U.S. Lender becomes a party to this Agreement or designates a new Lending Installation, except in each case to the extent that, pursuant to Section 3.5(a), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Installation, or is attributable to the Non-U.S. Lender’s failure to comply with Section 3.5(f), and (iii) any U.S. federal withholding taxes imposed by FATCA.

“Exhibit” refers to an exhibit to this Agreement, unless another document is specifically referenced.

“Facility LC” is defined in Section 2.19(a)

“Facility LC Application” is defined in Section 2.19(c).

“Facility LC Collateral Account” is defined in Section 2.19(k).

“Facility Termination Date” means October 24, 2023 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.

“Federal Funds Effective Rate” means, for any day, the greater of (a) zero percent (0.0%) and (b) the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Minneapolis time) on such day on such transactions received by the Administrative Agent from three (3) Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

“Fee Letters” is defined in Section 10.13.

“Financial Contract” of a Person means (i) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics or (ii) any Rate Management Transaction.

“Foreign Subsidiary” means any Subsidiary organized under the laws of a jurisdiction not located in the United States of America.

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“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the LC Issuer, such Defaulting Lender’s ratable share of the LC Obligations with respect to Facility LCs issued by the LC Issuer other than LC Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s ratable share of outstanding Swing Line Loans made by the Swing Line Lender other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders.

“Freightquote Acquisition” means (i) the merger of Freightquote.com, Inc., a Delaware corporation (“Freightquote”), with and into Jayhawk Merger Subsidiary, Inc., a Delaware corporation (“Jayhawk Merger Sub”) and a wholly owned Subsidiary of C.H. Robinson Company Inc., a Minnesota corporation (“Buyer”), on terms and conditions substantially consistent with those set forth in that certain Agreement and Plan of Merger dated December 1, 2014 among Buyer, Jayhawk Merger Sub, the Borrower (solely with respect to Section 10.14 thereof), Freightquote and Timothy A. Barton, solely in his capacity as Stockholders’ Representative as defined therein (the “Stockholders’ Representative”), and (ii) the merger of Freightview, Inc., a Kansas corporation (“Freightview”), with and into Bridger Merger Subsidiary, Inc., a Kansas corporation (“Bridger Merger Sub”) and a wholly owned Subsidiary of Buyer, on terms and conditions substantially consistent with those set forth in that certain Agreement and Plan of Merger dated December 1, 2014 among Buyer, Bridger Merger Sub, Freightview and the Stockholders’ Representative.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4, subject at all times to Section 9.8.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervisory Practices or any successor or similar authority to any of the foregoing).

“Guarantor” means each Material Domestic Subsidiary that is a party to the Guaranty, either on the date hereof or pursuant to the terms of Section 6.16, and their respective successors and assigns. Notwithstanding the foregoing or anything to the contrary stated in this Agreement, no Qualified Receivables Entity shall be required to become a Guarantor.

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“Guaranty” means that certain Guaranty dated as of October 29, 2012 executed by each of the Guarantors in favor of the Administrative Agent, for the ratable benefit of the Lenders, as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time pursuant to the terms hereof and thereof.

“Hazardous Material” means any explosive or radioactive substances or wastes, any hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and any other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Highest Lawful Rate” means, on any day, the maximum non-usurious rate of interest permitted for that day by applicable federal or state law stated as a rate per annum.

“Increasing Lender” is defined in Section 2.24.

“Indebtedness” of a Person means such Person’s (i) obligations for borrowed money (including the Obligations hereunder), (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade and contingent earn-out obligations), (iii) Indebtedness, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other similar instruments, (v) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property (other than the withholding of securities under employee incentive plans), (vi) Capitalized Lease Obligations, (vii) obligations of such Person as an account party with respect to standby and commercial Letters of Credit, (viii) Contingent Obligations of such Person in respect of Indebtedness, (ix) Receivables Transaction Attributed Indebtedness and (x) Net Mark-to-Market Exposure under Rate Management Transactions and other Financial Contracts.

“Indemnified Taxes” means Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, other than Excluded Taxes and Other Taxes.

“Interest Differential” is defined in Section 3.4.

“Interest Period” means, with respect to a Eurocurrency Advance, a period of one (1) week or one (1), two (2), three (3) or six (6) months (or twelve (12) months if available to all Lenders) commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one (1) week or one (1), two (2), three (3) or six (6) months (or twelve (12) months if available to all Lenders) thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth (or twelfth, if applicable) succeeding month, such Interest Period shall end on the next Business Day to occur in the immediately succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

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“Investment” of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities (including warrants or options to purchase securities) owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes and other similar instruments or contracts owned by such Person.

“JPMorgan Fee Letter” is defined in Section 10.13.

“LC Fee” is defined in Section 2.19(d).

“LC Issuer” means U.S. Bank (or any Subsidiary or Affiliate of U.S. Bank designated by U.S. Bank) in its capacity as issuer of Facility LCs hereunder.

“LC Obligations” means, at any time, the sum, without duplication, of (i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

“LC Payment Date” is defined in Section 2.19(e).

“Lenders” means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns. Unless otherwise specified, the term “Lenders” includes U.S. Bank in its capacity as Swing Line Lender.

“Lending Installation” means, with respect to a Lender or the Administrative Agent, the office, branch, Subsidiary or Affiliate of such Lender or the Administrative Agent listed on the signature pages hereof (in the case of the Administrative Agent) or on its Administrative Questionnaire (in the case of a Lender) or otherwise selected by such Lender or the Administrative Agent pursuant to Section 2.17.

“Letter of Credit” of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

“Leverage Holiday” means, in connection with any Permitted Acquisition, the Borrower’s request (sent by the Borrower at least 10 days prior to consummating such Permitted Acquisition) to increase the Leverage Ratio above (x) 3.00 to 1.00 or (y) after the Senior Note Purchase Agreement Leverage Increase Date, 3.50 to 1.00, to the level set forth in the proviso in Section 6.15(b); provided, that (x) only one Leverage Holiday shall be given effect during the term of this Agreement, (y) no Default or Event of Default shall be in existence immediately before or after the consummation of the applicable Permitted Acquisition, and (z) such request shall be given effect concurrently with the consummation of the applicable Permitted Acquisition.

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“Leverage Ratio” means, as of any date of calculation, the ratio of (i) Consolidated Funded Indebtedness outstanding on such date to (ii) Consolidated EBITDA for the four fiscal quarters ended on such date.

“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement, but excluding the issuance of performance bonds on behalf of the Borrower or any Subsidiary in the ordinary course of business).

“Loan” means a Revolving Loan or, a Swing Line Loan.

“Loan Documents” means this Agreement, the Facility LC Applications, the Guaranty, any Note or Notes executed by the Borrower in connection with this Agreement and payable to a Lender, and any other document or agreement, now or in the future, executed by the Borrower for the benefit of the Administrative Agent or any Lender in connection with this Agreement.

“Loan Party” or “Loan Parties” means, individually or collectively, the Borrower and the Guarantors.

“Material Acquisition” means any Acquisition permitted by this Agreement that involves the payment of cash consideration by the Borrower and its Subsidiaries in excess of $250,000,000.

“Material Adverse Effect” means a material adverse effect on (i) the business, Property, financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower or any Guarantor to perform in any material respect its obligations under the Loan Documents to which it is a party, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent, the LC Issuer or the Lenders under the Loan Documents.

“Material Disposition” means any sale, transfer or disposition of property or series of related sales, transfers, or dispositions of property (other than as permitted by clauses (a) through (f) of Section 6.11) that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $250,000,000.

“Material Domestic Subsidiary” means each Domestic Subsidiary (other than any Qualified Receivables Entity) which, as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.1, (i) contributed greater than 10% of the Borrower’s Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ended on such date or (ii) contributed greater than 10% of the Borrower’s consolidated total assets as of such date; provided that, if the aggregate amount of Consolidated EBITDA for such period or of the Borrower’s consolidated total assets as of such date contributed by of all Domestic Subsidiaries (other than any Qualified Receivables Entity) that are not Material Domestic Subsidiaries exceeds 20% of the Borrower’s Consolidated EBITDA for such period or 20% of the Borrower’s consolidated total assets as of such date, the Borrower (or, in the event the Borrower has failed to do so within ten (10) days, the Administrative Agent) shall designate sufficient Domestic Subsidiaries (other than any Qualified Receivables Entity) as “Material Domestic Subsidiaries” to eliminate such excess, and such designated Domestic Subsidiaries shall for all purposes of this Agreement constitute Material Domestic Subsidiaries.

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“Material Indebtedness” means Indebtedness for borrowed money of the Borrower or any Article VII Subsidiary in an outstanding principal amount of $75,000,000 or more in the aggregate (or the equivalent thereof in any currency other than Dollars).

“Material Indebtedness Agreement” means any agreement under which any Material Indebtedness was created or is governed or which provides for the incurrence of Indebtedness in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder).

“Maximum Foreign Currency Amount” means $300,000,000.

“Minimum Collateral Amount” means, with respect to a Defaulting Lender, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 103% of the Fronting Exposure of the LC Issuer with respect to such Defaulting Lender for all Facility LCs issued and outstanding at such time and (ii) otherwise, an amount determined by the Administrative Agent and the LC Issuer in their sole discretion.

“Modify” and “Modification” are defined in Section 2.19(a).

“Moody’s” means Moody’s Investors Service, Inc.

“Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to the Borrower’s senior unsecured long-term indebtedness without third-party credit enhancement.

“Multiemployer Plan” means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any ERISA Affiliate is, or in the immediately preceding six years was, a party to which more than one employer is obligated to make contributions.

“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. “Unrealized losses” means the fair market value of the cost to such Person of replacing such Rate Management Transaction as of the date of determination (assuming the Rate Management Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-U.S. Lender” means a Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Code.

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“Note” is defined in Section 2.13(d).

“Obligations” means (i) all unpaid principal of and accrued and unpaid interest on the Loans, all LC Obligations, and all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Administrative Agent, the LC Issuer or any indemnified party arising under the Loan Documents, (ii) all obligations in connection with Cash Management Services, and (iii) all Rate Management Obligations provided to the Borrower or any Subsidiary by the Administrative Agent, the LC Issuer or any other Lender or any Affiliate of any of the foregoing; provided, however, that “Obligations” shall exclude all Excluded Swap Obligations.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Original Currency” is defined in Section 2.12(b).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document.

“Outstanding Credit Exposure” means, as to any Lender at any time, the sum of (i) the aggregate principal Dollar Amount of its Revolving Loans outstanding at such time, plus (ii) an amount equal to its Pro Rata Share of the aggregate principal amount of Swing Line Loans outstanding at such time, plus (iii) an amount equal to its Pro Rata Share of the LC Obligations at such time.

“Participant Register” is defined in Section 12.2(c).

“Participants” is defined in Section 12.2(a).

“PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended from time to time, and any successor statute.

“Payment Date” means the last day of each calendar quarter, provided, that if such day is not a Business Day, the Payment Date shall be the immediately preceding Business Day.

“PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.

“Permitted Acquisition” means any Acquisition made by the Borrower or any of its Subsidiaries, provided that, (a) as of the date of the consummation of such Acquisition, no Default or Event of Default shall have occurred and be continuing or would result from such Acquisition, and the representation and warranty contained in Section 5.11 shall be true both before and after giving effect to such Acquisition, (b) such Acquisition is consummated on a non-hostile basis pursuant to a negotiated acquisition agreement that has been (if required by the governing documents of the seller or entity to be acquired) approved by the board of directors or other applicable governing body of the seller or entity to be acquired, and no material challenge to such Acquisition (excluding the exercise of appraisal rights) shall be pending or threatened by any shareholder or director of the seller or entity to be acquired, (c) the business to be acquired in such

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Acquisition is in a similar line of business as the Borrower’s or any Subsidiary’s or a line of business incidental or complementary thereto, (d) as of the date of the consummation of such Acquisition, all material approvals required in connection therewith shall have been obtained and shall be in full force and effect, and (e) the Borrower shall be in pro forma compliance with the financial covenant contained in Section 6.15 as of the last day of the most recent fiscal quarter ended prior to the consummation of such Acquisition for which financial statements have been delivered pursuant to Section 6.1 calculated as if such Acquisition, including the consideration therefor, had been consummated on such date.

“Person” means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

“Phoenix Acquisition” means the purchase of all of the outstanding capital stock of Phoenix International Freight Services, Ltd. on terms and conditions substantially consistent with those set forth in that certain Purchase Agreement among Phoenix International Freight Services, Ltd., the Persons listed on Annex A thereto as Selling Shareholders, the Borrower, and James William McInerney and Emil Sanchez as representatives of such Selling Shareholders.

“Plan” means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA as to which the Borrower or any ERISA Affiliate may have any liability.

“Pounds Sterling” means the lawful currency of the United Kingdom.

“Pricing Schedule” means the Schedule attached hereto identified as such.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by U.S. Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

“Pro Rata Share” means, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender’s Commitment and the denominator of which is the Aggregate Commitment, provided, however, if all of the Commitments are terminated pursuant to the terms of this Agreement, then “Pro Rata Share” means the percentage obtained by dividing (a) such Lender’s Outstanding Credit Exposure at such time by (b) the Aggregate Outstanding Credit Exposure at such time; and provided, further, that when a Defaulting Lender shall exist, “Pro Rata Share” shall mean the percentage of the Aggregate Commitment (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment (except that no Lender is required to fund or participate in Revolving Loans, Swing Line Loans or Facility LCs to the extent that, after giving effect thereto, the aggregate amount of its outstanding Revolving Loans and funded or unfunded participations in Swing Line Loans and Facility LCs would exceed the amount of its Commitment (determined as though no Defaulting Lender existed)).

“Purchasers” is defined in Section 12.3(a).

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“Qualified Receivables Entity” means a newly-formed Subsidiary or other special-purpose entity which engages solely in activities in connection with Qualified Receivables Transactions.

“Qualified Receivables Transaction” means any transaction or series of transactions that may be entered into by the Borrower or any Subsidiary pursuant to which the Borrower or any Subsidiary may sell, convey or otherwise transfer to a Qualified Receivables Entity, or any other Person, any interest (whether characterized as the grant of a security interest or the transfer of ownership) in any Receivables and rights related thereto, whether such transaction or series of transactions constitutes a secured loan or credit facility, a true sale of assets to a Qualified Receivables Entity or other Person, or otherwise, provided that (i) the documents evidencing such transaction or series of transactions are acceptable to the Administrative Agent in its reasonable discretion, and (ii) the Receivables Transaction Attributed Indebtedness outstanding at any one time does not exceed $250,000,000.

“Quotation Date” means, in relation to any Interest Period for which an interest rate is to be determined, (a) if the related Advance is denominated in Dollars, two (2) Business Days before the first day of that period, (b) if the related Advance is denominated in euro, two (2) TARGET Days and two (2) London Business Days (to the extent the two are not the same) before the first day of such period, (c) if the related Advance is denominated in Pounds Sterling, the first day of such period and (d) if the related Advance is denominated in any other Agreed Currency, the date which is agreed to by the Lenders when they agree that such currency may be an Agreed Currency.

“Rate Management Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered by the Borrower or any Subsidiary which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Receivable” means any right to the payment of a monetary obligation now or hereafter owing to the Borrower or any Subsidiary, whether evidenced by or constituting an account, instrument, chattel paper or general intangible.

“Receivables Transaction Attributed Indebtedness” means the amount of obligations outstanding under the legal documents entered into as part of any Qualified Receivables Transaction on any date of determination that would be characterized as principal if such Qualified Receivables Transaction were structured as a secured lending transaction rather than as a purchase.

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“Register” is defined in Section 12.3(d).

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

“Reimbursement Obligations” means, at any time, the aggregate of all obligations of the Borrower then outstanding under Section 2.19 to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs.

“Reports” is defined in Section 9.6(a).

“Required Lenders” means Lenders in the aggregate having greater than 50% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding greater than 50% of the Aggregate Outstanding Credit Exposure. The Commitments and Outstanding Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Reserve Percentage” means, for any day during any Interest Period, the reserve percentage in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). The Eurocurrency Rate for each outstanding Eurocurrency Loan shall be adjusted automatically as of the effective date of any change in the Reserve Percentage.

“Revolving Loan” means, with respect to a Lender, such Lender’s loan made pursuant to its commitment to lend set forth in Section 2.1 (or any conversion or continuation thereof).

“Risk-Based Capital Guidelines” means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States, including transition rules, and, in each case, any amendments to such regulations.

“S&P” means S&P Global Ratings, a division of S&P Global Inc.

“S&P Rating” means, at any time, the rating issued by S&P and then in effect with respect to the Borrower’s senior unsecured long-term indebtedness without third-party credit enhancement.

“Sanctioned Country” means, at any time, any country or territory which is itself the subject or target of any comprehensive Sanctions.

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“Sanctioned Person” means, at any time, (a) any Person or group that is, or, to the knowledge of any of the Borrower’s officers, that is 50% or more owned by Persons or groups that are, listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, or any Person or group listed in any Sanctions-related list of designated Persons maintained by the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom or any EU member state, (b) any Person or group operating, organized or resident in a Sanctioned Country, or (c) any agency, political subdivision or instrumentality of, or a Person that is, to the knowledge of any of the Borrower’s officers, otherwise controlled by, the government of a Sanctioned Country.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any EU Member State or Her Majesty’s Treasury of the United Kingdom.

“Schedule” refers to a specific schedule to this Agreement, unless another document is specifically referenced.

“Second Amendment” means that certain Second Omnibus Amendment, dated as of the Second Amendment Effective Date, by and among the Borrower, the Guarantors, the Lenders party thereto, the LC Issuer, the Swing Line Lender and the Administrative Agent.

“Second Amendment Effective Date” means October 24, 2018.

“Section” means a numbered section of this Agreement, unless another document is specifically referenced.

“Senior Note Purchase Agreement” means the Note Purchase Agreement, dated August 23, 2013, by and among the Borrower and the Persons party thereto as purchasers, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Senior Note Purchase Agreement Leverage Increase Date” is defined in Section 6.15(b).

“Stated Rate” is defined in Section 2.21.

“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower.

“Substantial Portion” means, with respect to the Property of the Borrower and its Subsidiaries, Property which represents more than 10% of the consolidated total assets of the Borrower and its Subsidiaries taken as a whole as of the last day of the four-quarter period ending immediately prior to the quarter in which such determination is made.

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“swap” means any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Counterparty” means, with respect to any swap with the Administrative Agent, the LC Issuer or any other Lender or any Affiliate of any of the foregoing, any Person or entity that is or becomes a party to such swap.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any swap between the Administrative Agent, the LC Issuer or any other Lender or any Affiliate of any of the foregoing and one or more Swap Counterparties.

“Swing Line Borrowing Notice” is defined in Section 2.4(b).

“Swing Line Lender” means U.S. Bank or such other Lender which may succeed to its rights and obligations as Swing Line Lender pursuant to the terms of this Agreement.

“Swing Line Loan” means a Loan made available to the Borrower by the Swing Line Lender pursuant to Section 2.4.

“Swing Line Sublimit” means the maximum principal amount of Swing Line Loans the Swing Line Lender may have outstanding to the Borrower at any one time, which, as of the Second Amendment Effective Date, is $75,000,000.

“T-Chek Disposition” means the sale of all or substantially all of the Property and assets of T-Chek Systems, Inc. on terms and conditions substantially consistent with those set forth in that certain Asset Purchase Agreement dated as of October 16, 2012 between Electronic Funds Source LLC, T-Check Systems, Inc. and the Borrower.

“TARGET” means Trans-European Automated Real-time Gross Settlement Express Transfer payment system.

“TARGET Day” means any day on which TARGET is open for settlement of payments in euro.

“Taxes” means any and all present or future taxes, duties, levies, imposts, deductions, and similar fees, assessments, charges or withholdings imposed by any Governmental Authority, and any and all liabilities with respect to the foregoing, including interest, additions to tax and penalties applicable thereto.

“Transferee” is defined in Section 12.3(e).

“Type” means, with respect to any Advance, its nature as a Base Rate Advance or a Eurocurrency Advance and with respect to any Loan, its nature as a Base Rate Loan or a Eurocurrency Loan.

“Undisclosed Administration” means in relation to a Lender the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed.

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“U.S. Bank” means U.S. Bank National Association, a national banking association, in its individual capacity, and its successors.

“U.S. Bank Fee Letter” is defined in Section 10.13.

“Wells Fargo Fee Letter” is defined in Section 10.13.

“Wholly-Owned Subsidiary” of a Person means any Subsidiary of which 100% of the beneficial ownership interests (other than qualifying shares of directors or other members of governing boards or investments by foreign nationals mandated by law) shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurocurrency Loan”). Advances also may be classified and referred to by Type (e.g., a “Eurocurrency Advance”).

ARTICLE II

THE CREDITS

2.1. Commitment. From and including the date of this Agreement and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make (a) Revolving Loans to the Borrower in Agreed Currencies and participate in Facility LCs issued upon the request of the Borrower, provided that, after giving effect to the making of each such Loan and the issuance of each such Facility LC, (i) the Dollar Amount of such Lender’s Outstanding Credit Exposure shall not exceed its Commitment, (ii) the aggregate outstanding principal Dollar Amount of all Eurocurrency Advances in Agreed Currencies other than Dollars shall not exceed the Maximum Foreign Currency Amount and (iii) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment. All Base Rate Loans shall be made in Dollars. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow the Revolving Loans at any time prior to the Facility Termination Date. Unless previously terminated, the Commitments shall terminate on the Facility Termination Date. The LC Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.19.

2.2. Determination of Dollar Amounts; Required Payments; Termination. The Administrative Agent will determine the Dollar Amount of: (a) each Advance in Agreed Currencies other than Dollars as of the date three (3) Business Days prior to the Borrowing Date or, if applicable, date of conversion/continuation of such Advance, and (b) all outstanding

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Advances other than those denominated in Dollars as of the last Business Day of each quarter and on any other Business Day elected by the Administrative Agent in its reasonable discretion or upon instruction by the Required Lenders in the exercise of their reasonable discretion. Each day upon or as of which the Administrative Agent determines Dollar Amounts as described in the preceding clauses (a) and (b) is herein described as a “Computation Date” with respect to each Advance for which a Dollar Amount is determined on or as of such day. The Administrative Agent shall notify the Borrower in writing of the Dollar Amount so determined within one (1) Business Day after the applicable Computation Date. If at any time the Dollar Amount of (i) the aggregate Outstanding Credit Exposure exceeds the Aggregate Commitments or (ii) the aggregate outstanding principal Dollar Amount of all Eurocurrency Advances in Agreed Currencies other than Dollars exceeds 105% of the Maximum Foreign Currency Amount, the Borrower shall immediately or, if such excess is caused by a change in the Dollar Amount of any Advance made in Agreed Currencies other than Dollars, within five (5) Business Days after the aforesaid notice of such change has been given, make a payment on the Loans or Cash Collateralize LC Obligations in an account with the Administrative Agent pursuant to Section 2.19(k) sufficient to eliminate such excess. The Aggregate Outstanding Credit Exposure and all other unpaid Obligations under this Agreement and the other Loan Documents shall be paid in full by the Borrower on the Facility Termination Date.

2.3. Ratable Loans; Types of Advances. Each Advance hereunder (other than any Swing Line Loan) shall consist of Loans made from the several Lenders ratably according to their Pro Rata Shares. The Advances may be Base Rate Advances or Eurocurrency Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.8 and 2.9, or Swing Line Loans selected by the Borrower in accordance with Section 2.4.

2.4. Swing Line Loans.

(a) Amount of Swing Line Loans. Upon the satisfaction of the conditions precedent set forth in Section 4.2 and, if such Swing Line Loan is to be made on the date of the initial Advance hereunder, the satisfaction of the conditions precedent set forth in Section 4.1 as well, from and including the date of this Agreement and prior to the Facility Termination Date, the Swing Line Lender may, at its option, on the terms and conditions set forth in this Agreement, make Swing Line Loans in Dollars to the Borrower from time to time in an aggregate principal amount not to exceed the Swing Line Sublimit, provided that the Aggregate Outstanding Credit Exposure shall not at any time exceed the Aggregate Commitment, and provided further that at no time shall the sum of (i) the Swing Line Loans, plus (ii) the outstanding Revolving Loans made by the Swing Line Lender pursuant to Section 2.1, plus (iii) the Swing Line Lender’s Pro Rata Share of the LC Obligations, exceed the Swing Line Lender’s Commitment at such time. Subject to the terms of this Agreement (including, without limitation the discretion of the Swing Line Lender), the Borrower may borrow, repay and reborrow Swing Line Loans at any time prior to the Facility Termination Date.

(b) Borrowing/Conversion/Continuation Notice. In order to borrow a Swing Line Loan, the Borrower shall deliver to the Administrative Agent and the Swing Line Lender irrevocable notice (a “Swing Line Borrowing Notice”) not later than 12:00 noon (Minneapolis time) on the Borrowing Date of each Swing Line Loan, specifying (i) the applicable Borrowing Date (which date shall be a Business Day), and (ii) the aggregate amount of the requested Swing Line Loan.

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(c) Making of Swing Line Loans; Participations. Not later than 2:00 p.m. (Minneapolis time) on the applicable Borrowing Date, the Swing Line Lender shall make available the Swing Line Loan, in funds immediately available, to the Administrative Agent at its address specified pursuant to Article XIII. The Administrative Agent will promptly make the funds so received from the Swing Line Lender available to the Borrower on the Borrowing Date at the Administrative Agent’s aforesaid address. Each time that a Swing Line Loan is made by the Swing Line Lender pursuant to this Section 2.4(c), the Swing Line Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Swing Line Lender a participation in such Swing Line Loan in proportion to its Pro Rata Share.

(d) Repayment of Swing Line Loans. Each Swing Line Loan shall be paid in full by the Borrower on the date selected by the Administrative Agent and communicated to the Borrower at the time such Swing Line Loan is made. In addition, the Swing Line Lender may at any time in its sole discretion with respect to any outstanding Swing Line Loan, require each Lender to fund the participation acquired by such Lender pursuant to Section 2.4(c) or require each Lender (including the Swing Line Lender) to make a Revolving Loan in the amount of such Lender’s Pro Rata Share of such Swing Line Loan (including, without limitation, any interest accrued and unpaid thereon), for the purpose of repaying such Swing Line Loan. Not later than 1:00 p.m. (Minneapolis time) on the date of any notice received pursuant to this Section 2.4(d), each Lender shall make available its required Revolving Loan, in funds immediately available to the Administrative Agent at its address specified pursuant to Article XIII. Revolving Loans made pursuant to this Section 2.4(d) shall initially be Base Rate Loans and thereafter may be continued as Base Rate Loans or converted into Eurocurrency Loans in the manner provided in Section 2.9 and subject to the other conditions and limitations set forth in this Article II. Unless a Lender shall have notified the Swing Line Lender, prior to the Swing Line Lender’s making any Swing Line Loan, that any applicable condition precedent set forth in Sections 4.1 or 4.2 had not then been satisfied, such Lender’s obligation to make Revolving Loans pursuant to this Section 2.4(d) to repay Swing Line Loans or to fund the participation acquired pursuant to Section 2.4(c) shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Borrower, the Administrative Agent, the Swing Line Lender or any other Person, (b) the occurrence or continuance of a Default or Event of Default, (c) any adverse change in the condition (financial or otherwise) of the Borrower, or (d) any other circumstances, happening or event whatsoever. In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.4(d), interest shall accrue thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received and the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. On the Facility Termination Date, the Borrower shall repay in full the outstanding principal balance of the Swing Line Loans.

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2.5. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender according to its Pro Rata Share a commitment fee at a per annum rate equal to the Applicable Fee Rate on the average daily Available Aggregate Commitment from the date hereof to and including the Facility Termination Date, payable in arrears on each Payment Date hereafter and on the Facility Termination Date. Solely for purposes of calculating the commitment fee due hereunder, the aggregate principal amount of Swing Line Loans outstanding at any time shall be counted as Outstanding Credit Exposure of U.S. Bank and no portion thereof shall be counted as Outstanding Credit Exposure of any other Lender.

2.6. Minimum Amount of Each Advance. Each Eurocurrency Advance shall be in the minimum amount of $500,000 and incremental amounts in integral multiples of $100,000, and each Base Rate Advance (other than an Advance to repay Swing Line Loans) shall be in the minimum amount of $500,000 and incremental amounts in integral multiples of $100,000, provided, however, that any Base Rate Advance may be in the amount of the Available Aggregate Commitment.

2.7. Reductions in Aggregate Commitment; Optional Principal Payments. The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $500,000, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Commitments may not be reduced below the Aggregate Outstanding Credit Exposure. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Credit Extensions hereunder. The Borrower may from time to time pay, without penalty or premium, all outstanding Base Rate Advances (other than Swing Line Loans), or, in a minimum aggregate amount of $500,000 and incremental amounts in integral multiples of $100,000, any portion of the aggregate outstanding Base Rate Advances (other than Swing Line Loans) upon same day notice by 1:00 p.m. (Minneapolis time) to the Administrative Agent. The Borrower may at any time pay, without penalty or premium, all outstanding Swing Line Loans, or any portion of the outstanding Swing Line Loans, with notice to the Administrative Agent and the Swing Line Lender by 11:00 a.m. (Minneapolis time) on the date of repayment. The Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurocurrency Advances, or, in a minimum aggregate amount of $500,000 and incremental amounts in integral multiples of $100,000, any portion of the aggregate outstanding Eurocurrency Advances upon at least two (2) Business Days’ prior written notice to the Administrative Agent by 1:00 p.m. (Minneapolis time).

2.8. Method of Selecting Types and Interest Periods for New Advances. The Borrower shall select the Type of Advance and, in the case of each Eurocurrency Advance, the Interest Period and Agreed Currency applicable thereto from time to time. The Borrower shall give the Administrative Agent irrevocable notice in the form of Exhibit D (a “Borrowing/Conversion/Continuation Notice”) not later than 11:00 a.m. (Minneapolis time) on the Borrowing Date of each Base Rate Advance (other than a Swing Line Loan) and any Eurocurrency Advance in Dollars to be made on the Second Amendment Effective Date, and not later than 11:00 a.m. (Minneapolis time) (x) two (2) Business Days before the Borrowing Date for each Eurocurrency Advance in Dollars (other than any Eurocurrency Advance to be made on the Second Amendment Effective Date), and (y) four (4) Business Days before the Borrowing Date for each Eurocurrency Advance in an Agreed Currency other than Dollars, specifying:

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(i)	the Borrowing Date, which shall be a Business Day, of such Advance,

(ii)	the aggregate amount of such Advance,

(iii)	the Type of Advance selected, and

(iv)	in the case of each Eurocurrency Advance, the Interest Period and Agreed Currency applicable thereto.

Not later than 1:00 p.m. (Minneapolis time) on each Borrowing Date, each Lender shall make available its Loan or Loans in funds immediately available to the Administrative Agent at its address specified pursuant to Article XIII. The Administrative Agent will promptly make the funds so received from the Lenders available to the Borrower on the Borrowing Date at the Administrative Agent’s aforesaid address.

2.9. Conversion and Continuation of Outstanding Advances; Maximum Number of Interest Periods. Base Rate Advances (other than Swing Line Loans) shall continue as Base Rate Advances unless and until such Base Rate Advances are converted into Eurocurrency Advances pursuant to this Section 2.9 or are repaid in accordance with Section 2.7. Each Eurocurrency Advance denominated in Dollars shall continue as a Eurocurrency Advance until the end of the then applicable Interest Period therefor, at which time such Eurocurrency Advance shall be automatically converted into a Base Rate Advance unless (x) such Eurocurrency Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower shall have given the Administrative Agent a Borrowing/Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Eurocurrency Advance continue as a Eurocurrency Advance for the same or another Interest Period. Each Eurocurrency Advance denominated in an Agreed Currency other than Dollars shall automatically continue as a Eurocurrency Advance in the same Agreed Currency with an Interest Period of one week unless (x) such Eurocurrency Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower shall have given the Administrative Agent a Borrowing/Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurocurrency Advance continue as a Eurocurrency Advance for the same or another Interest Period or that such Eurocurrency Advance be converted to an Advance in Dollars. Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of a Base Rate Advance (other than a Swing Line Loan) into a Eurocurrency Advance. The Borrower shall give the Administrative Agent a Borrowing/Conversion/Continuation Notice for each conversion of a Base Rate Advance into a Eurocurrency Advance, conversion of a Eurocurrency Advance to a Base Rate Advance, or continuation of a Eurocurrency Advance not later than 11:00 a.m. (Minneapolis time) (x) at least two (2) Business Days for Eurocurrency Advances in Dollars and (y) four (4) Business Days for Eurocurrency Advances in an Agreed Currency other than Dollars, prior to the date of the requested conversion or continuation, specifying:

(i)	the requested date, which shall be a Business Day, of such conversion or continuation,

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(ii)	the Agreed Currency amount and Type of the Advance which is to be converted or continued, and

(iii)	the amount of such Advance which is to be converted into or continued as a Eurocurrency Advance and the duration of the Interest Period applicable thereto.

After giving effect to all Advances, all conversions of Advances from one Type to another and all continuations of Advances of the same Type, there shall be no more than 10 Interest Periods in effect hereunder.

Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or roll over all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.

2.10. Interest Rates. Each Base Rate Advance (other than a Swing Line Loan) shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurocurrency Advance into a Base Rate Advance pursuant to Section 2.9, to but excluding the date it becomes due or is converted into a Eurocurrency Advance pursuant to Section 2.9 hereof, at a rate per annum equal to the Base Rate for such day. Each Swing Line Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the day such Swing Line Loan is made to but excluding the date it is paid, at a rate per annum equal to, at the Borrower’s option, the Base Rate for such day or the Daily Eurocurrency Rate; provided, that the Applicable Margin therefor, if any, shall be mutually agreed to by the Borrower and the Swing Line Lender. Changes in the rate of interest on that portion of any Advance maintained as a Base Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurocurrency Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate as applicable to such Eurocurrency Advance based upon the Borrower’s selections under Sections 2.8 and 2.9 and the Pricing Schedule. No Interest Period may end after the Facility Termination Date.

2.11. Rates Applicable After Event of Default. Notwithstanding anything to the contrary contained in Sections 2.8, 2.9 or 2.10, during the continuance of a Default or Event of Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.3 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a Eurocurrency Advance. Upon the occurrence and during the continuance of an Event of Default under Section 7.2 or Section 7.3 (with respect to Section 6.15), the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.3 requiring unanimous consent of the Lenders to changes in interest rates), declare that, before or after judgment, (i) each Advance in an Agreed Currency other than Dollars shall be converted to an Advance in the Approximate Equivalent Amount in Dollars, (ii) each Eurocurrency Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2.00% per annum, (iii) each Base Rate Advance shall bear

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interest at a rate per annum equal to the Base Rate in effect from time to time plus 2.00% per annum, and (iv) the LC Fee shall be increased by 2.00% per annum. Upon the occurrence and during the continuance of an Event of Default under Sections 7.6 or 7.7, the interest rates set forth in clauses (ii) and (iii) above and the increase in the LC Fee set forth in clause (iv) above shall be applicable automatically to all Credit Extensions without any election or action on the part of the Administrative Agent or any Lender. After an Event of Default has been cured or waived, the interest rate applicable to Advances and the LC Fee shall revert to the rates applicable prior to the occurrence of an Event of Default.

2.12. Method of Payment.

(a) Each Advance shall be repaid and each payment of interest thereon shall be paid in the currency in which such Advance was made. All payments of the Obligations under this Agreement and the other Loan Documents shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent’s address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by 12:00 noon (Minneapolis time) on the date when due and shall (except (i) with respect to repayments of Swing Line Loans, (ii) in the case of Reimbursement Obligations for which the LC Issuer has not been fully indemnified by the Lenders, or (iii) as otherwise specifically required hereunder) be applied ratably by the Administrative Agent among the Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. The Administrative Agent is hereby authorized to charge the account of the Borrower maintained with U.S. Bank for each payment of principal, interest, Reimbursement Obligations and fees as it becomes due hereunder. Each reference to the Administrative Agent in this Section 2.12 shall also be deemed to refer, and shall apply equally, to the LC Issuer, in the case of payments required to be made by the Borrower to the LC Issuer pursuant to Section 2.19(f).

(b) Notwithstanding the foregoing provisions of this Section 2.12, if, after the making of any Advance in any currency other than Dollars, currency control or exchange regulations are imposed in the country which issues such currency, or any other event occurs, in each case with the result that the type of currency in which the Advance was made (the “Original Currency”) no longer exists or would otherwise no longer be an Eligible Currency or the Borrower is not able to make payment to the Administrative Agent for the account of the Lenders in such Original Currency, then all payments to be made by the Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrower take all risks of the imposition of any such currency control or exchange regulations.

2.13. Notes; Evidence of Indebtedness. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

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(b) The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Agreed Currency and Type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, (iii) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time, and (iv) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.

(c) The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

(d) Any Lender (including the Swing Line Lender) may request that its Loans be evidenced by a promissory note representing its Loans and Swing Line Loans substantially in the form of Exhibit E (with appropriate changes for notes evidencing Swing Line Loans) (each a “Note”). The Borrower shall prepare, execute and deliver to such Lender such Note or Notes payable to the order of such Lender in a form supplied by the Administrative Agent. The Loans evidenced by such Note and interest thereon shall at all times (prior to any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein, except to the extent that any such Lender subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in clauses (b) (i) and (ii) above.

2.14. Telephonic Notices. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Agreed Currencies and Types of Advances and to transfer funds based on telephonic notices made by any Person or Persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing/Conversion/Continuation Notices to be given telephonically. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation (which may include e-mail) of each telephonic notice authenticated by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error. The parties agree to prepare appropriate documentation to correct any such error within ten (10) days after discovery by any party to this Agreement.

2.15. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Base Rate Advance and each Swing Line Loan shall be payable on each Payment Date, commencing with the first such Payment Date to occur after the date hereof and at maturity. Interest accrued on each Eurocurrency Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurocurrency Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurocurrency Advance having an Interest Period longer than three (3) months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on all Advances and fees shall be calculated for actual days elapsed on the basis of a 360-day year, except that (i) interest on Advances denominated in Pounds Sterling

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and (ii) interest computing by reference to the Alternate Base Rate shall each be calculated for actual days elapsed on the basis of a 365/366-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to 3:00 p.m. (Minneapolis time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day.

2.16. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Commitment reduction notice, Borrowing/Conversion/Continuation Notice, Swing Line Borrowing Notice, and repayment notice received by it hereunder. Promptly after notice from the LC Issuer, the Administrative Agent will notify each Lender of the contents of each request for issuance of a Facility LC hereunder. The Administrative Agent will notify each Lender of the currency and interest rate applicable to each Eurocurrency Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

2.17. Lending Installations. Each Lender may book its Advances and its participation in any LC Obligations and the LC Issuer may book the Facility LCs at any Lending Installation selected by such Lender or the LC Issuer, as the case may be, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participations in LC Obligations and any Notes issued hereunder shall be deemed held by each Lender or the LC Issuer, as the case may be, for the benefit of any such Lending Installation. Each Lender and the LC Issuer may, by written notice to the Administrative Agent and the Borrower in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

2.18. Non-Receipt of Funds by the Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent to but excluding the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (y) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

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2.19. Facility LCs.

(a) Issuance. The LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby Letters of Credit denominated in Dollars (each, a “Facility LC”) and to renew, extend, increase, decrease or otherwise modify each Facility LC (“Modify,” and each such action a “Modification”), from time to time from and including the date of this Agreement and prior to the Facility Termination Date upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed $50,000,000 and (ii) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment. No Facility LC shall have an expiry date later than the earlier to occur of (x) the fifth Business Day prior to the Facility Termination Date and (y) one (1) year after its issuance; provided, however, that the expiry date of a Facility LC may be up to one (1) year later than the fifth Business Day prior to the Facility Termination Date if the Borrower has posted on or before the fifth Business Day prior to the Facility Termination Date cash collateral in the Facility LC Collateral Account on terms satisfactory to the Administrative Agent in an amount equal to 103% of the LC Obligations with respect to such Facility LC. Notwithstanding anything herein to the contrary, the LC Issuer shall have no obligation hereunder to issue any Facility LC the proceeds of which would be made available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement.

(b) Participations. Upon the issuance or Modification by the LC Issuer of a Facility LC in accordance with this Section 2.19, the LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share.

(c) Notice. Subject to Section 2.19(a), the Borrower shall give the Administrative Agent notice prior to 10:00 a.m. (Minneapolis time) at least two (2) Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the Administrative Agent shall promptly notify the LC Issuer and each Lender, of the contents thereof and of the amount of such Lender’s participation in such proposed Facility LC. The issuance or Modification by the LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV, be subject to the conditions precedent that such Facility LC shall be reasonably satisfactory to the LC Issuer and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the LC Issuer shall have reasonably requested (each, a “Facility LC Application”). The LC Issuer shall have no independent duty to ascertain whether the conditions set forth in Article IV have been satisfied; provided, however, that the LC Issuer shall not issue a Facility LC if, on or before the proposed date of issuance, the LC Issuer shall have received notice from the Administrative Agent or the Required Lenders that any such condition has not been satisfied or waived. In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

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(d) LC Fees. The Borrower shall pay to the Administrative Agent, for the account of the Lenders ratably in accordance with their respective Pro Rata Shares, with respect to each Facility LC, a letter of credit fee at a per annum rate equal to the Applicable Margin for Eurocurrency Loans in effect from time to time on the average daily undrawn stated amount under such Facility LC, such fee to be payable in arrears on each Payment Date (the “LC Fee”). The Borrower shall also pay to the LC Issuer for its own account (x) a fronting fee in an amount agreed upon between the LC Issuer and the Borrower and (y) on demand, all amendment, drawing and other fees regularly charged by the LC Issuer to its letter of credit customers and all reasonable out-of-pocket expenses incurred by the LC Issuer in connection with the issuance, Modification, administration or payment of any Facility LC.

(e) Administration; Reimbursement by Lenders. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the LC Issuer shall notify the Administrative Agent and the Administrative Agent shall promptly notify the Borrower and each other Lender as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the “LC Payment Date”), which LC Payment Date shall be no earlier than the first Business Day after the date such notice is given. The responsibility of the LC Issuer to the Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Event of Default or any condition precedent whatsoever, to reimburse the LC Issuer on demand for (i) such Lender’s Pro Rata Share of the amount of each payment made by the LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.19(f) below and there are not funds available in the Facility LC Collateral Account to cover the same, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the LC Issuer’s demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Minneapolis time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f) Reimbursement by Borrower. The Borrower shall be irrevocably and unconditionally obligated to reimburse the LC Issuer on or before the applicable LC Payment Date for any amounts to be paid by the LC Issuer upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer’s failure to pay under any Facility LC issued by it after the

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presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by the LC Issuer and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Base Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2.00% per annum plus the rate applicable to Base Rate Advances for such day if such day falls after such LC Payment Date. The LC Issuer will pay to each Lender ratably in accordance with its Pro Rata Share all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by the LC Issuer, but only to the extent such Lender has made payment to the LC Issuer in respect of such Facility LC pursuant to Section 2.19(e). Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing/Conversion/Continuation Notice in compliance with Section 2.8 and the satisfaction of the applicable conditions precedent set forth in Article IV), the Borrower may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

(g) Obligations Absolute. The Borrower’s obligations under this Section 2.19 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the LC Issuer, any Lender or any beneficiary of a Facility LC. The Borrower further agrees with the LC Issuer and the Lenders that the LC Issuer and the Lenders shall not be responsible for, and the Borrower’s Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by the LC Issuer or any Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put the LC Issuer or any Lender under any liability to the Borrower. Nothing in this Section 2.19(g) is intended to limit the right of the Borrower to make a claim against the LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.19(f).

(h) Actions of LC Issuer. The LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex, teletype or electronic mail message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Issuer. The LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this

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Section 2.19, the LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

(i) Indemnification. The Borrower hereby agrees to indemnify and hold harmless each Lender, the LC Issuer and the Administrative Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities and reasonable out-of-pocket costs or expenses (including reasonable counsel fees and disbursements) which such Lender, the LC Issuer or the Administrative Agent may incur (or which may be claimed against such Lender, the LC Issuer or the Administrative Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities and reasonable out-of-pocket costs or expenses (including reasonable counsel fees and disbursements) which the LC Issuer may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to the LC Issuer hereunder (but nothing herein contained shall affect any rights the Borrower may have against any Defaulting Lender) or (ii) by reason of or on account of the LC Issuer issuing any Facility LC which specifies that the term “Beneficiary” included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify any Lender, the LC Issuer or the Administrative Agent or any of their respective directors, officers, agents or employees for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) the LC Issuer’s failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.19(i) is intended to limit the obligations of the Borrower under any other provision of this Agreement.

(j) Lenders’ Indemnification. Each Lender shall, ratably in accordance with its Pro Rata Share, indemnify the LC Issuer, its Affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees’ gross negligence or willful misconduct or the LC Issuer’s failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.19 or any action taken or omitted by such indemnitees hereunder.

(k) Facility LC Collateral Account. The Borrower agrees that it will, upon the request of the Administrative Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to the LC Issuer or the Lenders in respect of any Facility LC, maintain a special collateral account pursuant to arrangements reasonably satisfactory to the Administrative Agent (the “Facility LC Collateral Account”), in

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the name of such Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders and in which such Borrower shall have no interest other than as set forth in Section 8.1. The Borrower hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuer, a security interest in all of the Borrower’s right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Administrative Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of U.S. Bank having a maturity not exceeding thirty (30) days. Nothing in this Section 2.19(k) shall either obligate the Administrative Agent to require the Borrower to deposit any funds in the Facility LC Collateral Account or limit the right of the Administrative Agent to release any funds held in the Facility LC Collateral Account in each case other than as required by Section 2.22 or Section 8.1.

(l) Rights as a Lender. In its capacity as a Lender, the LC Issuer shall have the same rights and obligations as any other Lender.

2.20. Replacement of Lender. If (i) the Borrower is required pursuant to Sections 3.1, 3.2 or 3.5 to make any additional payment to any Lender, (ii) any Lender’s obligation to make or continue, or to convert Base Rate Advances into Eurocurrency Advances shall be suspended pursuant to Section 3.3 or (iii) any Lender defaults in its obligation to make a Loan or to reimburse the LC Issuer pursuant to Section 2.19(e) or the Swing Line Lender pursuant to Section 2.4(d) or declines to approve an amendment or waiver that is approved by the Required Lenders or otherwise becomes a Defaulting Lender (any Lender so affected an “Affected Lender”), the Borrower may elect (in the case of clause (i) or (ii) above, if such amounts continue to be charged or such suspension is still effective) to replace such Affected Lender as a Lender party to this Agreement, provided that no Default or Event of Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (x) another bank or other entity which is reasonably satisfactory to the Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash at par the Advances and other Obligations due to the Affected Lender under this Agreement and the other Loan Documents (other than any such other Obligations paid by the Borrower in accordance with clause (y) below) pursuant to an assignment substantially in the form of Exhibit C and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (y) the Borrower shall pay to such Affected Lender in same day funds on the day of such replacement (A) all accrued and unpaid interest, fees and other amounts then due to such Affected Lender by the Borrower hereunder to but excluding the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2, 3.4 and 3.5.

2.21. Limitation of Interest. The Borrower, the Administrative Agent and the Lenders intend to strictly comply with all applicable laws, including applicable usury laws. Accordingly, the provisions of this Section 2.21 shall govern and control over every other provision of this Agreement or any other Loan Document which conflicts or is inconsistent with this Section 2.21, even if such provision declares that it controls. As used in this Section 2.21, the term “interest” includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law, provided that, to the maximum extent permitted by applicable law, (a) any

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non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance or detention of money and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal parts during the full term of this Agreement. In no event shall the Borrower or any other Person be obligated to pay, or any Lender have any right or privilege to reserve, receive or retain, (a) any interest in excess of the maximum amount of nonusurious interest permitted under the applicable laws (if any) of the United States or of any applicable state, or (b) total interest in excess of the amount which such Lender could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of this Agreement at the Highest Lawful Rate. On each day, if any, that the interest rate (the “Stated Rate”) called for under this Agreement or any other Loan Document exceeds the Highest Lawful Rate, the rate at which interest shall accrue shall automatically be fixed by operation of this sentence at the Highest Lawful Rate for that day, and shall remain fixed at the Highest Lawful Rate for each day thereafter until the total amount of interest accrued equals the total amount of interest which would have accrued if there were no such ceiling rate as is imposed by this sentence. Thereafter, interest shall accrue at the Stated Rate unless and until the Stated Rate again exceeds the Highest Lawful Rate when the provisions of the immediately preceding sentence shall again automatically operate to limit the interest accrual rate. The daily interest rates to be used in calculating interest at the Highest Lawful Rate shall be determined by dividing the applicable Highest Lawful Rate per annum by the number of days in the calendar year for which such calculation is being made. None of the terms and provisions contained in this Agreement or in any other Loan Document which directly or indirectly relate to interest shall ever be construed without reference to this Section 2.21, or be construed to create a contract to pay for the use, forbearance or detention of money at an interest rate in excess of the Highest Lawful Rate. If the term of any Loan or any other Obligation outstanding hereunder or under the other Loan Documents is shortened by reason of acceleration of maturity as a result of any Event of Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason any Lender at any time, including but not limited to, the stated maturity, is owed or receives (and/or has received) interest in excess of interest calculated at the Highest Lawful Rate, then and in any such event all of any such excess interest shall be canceled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to such Lender, it shall be credited pro tanto against the then-outstanding principal balance of the Borrower’s Obligations to such Lender, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor.

2.22. Defaulting Lenders.

(a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)

Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and in the last paragraph of Section 8.3.

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(ii)

Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.1 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the LC Issuer and Swing Line Lender hereunder; third, to Cash Collateralize the LC Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.22(d); fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as reasonably determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account (including the Facility LC Collateral Account) and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the LC Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Facility LCs issued under this Agreement, in accordance with Section 2.22(d); sixth, to the payment of any amounts owing to the Lenders, the LC Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the LC Issuer or Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; eighth, if so determined by the Administrative Agent, distributed to the Lenders other than the Defaulting Lender until the ratio of the Outstanding Credit Exposures of such Lenders to the Aggregate Outstanding Exposure equals such ratio immediately prior to the Defaulting Lender’s failure to fund any portion of any Loans or participations in Facility LCs or Swing Line Loans; and ninth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Facility LC issuances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Facility LCs were issued at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Credit Extensions of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Credit Extensions of such Defaulting Lender until such time as all Loans and funded and unfunded participations in LC Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to Section 2.22(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.22(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

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(iii)

Certain Fees. (A) No Defaulting Lender shall be entitled to receive any commitment fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(B) Each Defaulting Lender shall be entitled to receive LC Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its ratable share of the stated amount of Facility LCs for which it has provided Cash Collateral pursuant to Section 2.22(d).

(C) With respect to any commitment fee or LC Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in LC Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the LC Issuer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the LC Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender (after giving effect to any such reallocation), and (z) not be required to pay the remaining amount of any such fee.

(iv)

Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in LC Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 4.2 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent, promptly following any written request from the Administrative Agent that it do so, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Outstanding Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v)

Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (y) second, Cash Collateralize the LC Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.22(d).

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(b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swing Line Lender and the LC Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Facility LCs and Swing Line Loans to be held pro rata by the Lenders in accordance with the Commitments (without giving effect to Section 2.22(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(c) New Swing Line Loans/Facility LCs. So long as any Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) the LC Issuer shall not be required to issue, extend, renew or increase any Facility LC unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.

(d) Cash Collateral. At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or the LC Issuer (with a copy to the Administrative Agent) the Borrower shall Cash Collateralize the LC Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.22(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount.

(i)

Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the LC Issuer, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of LC Obligations, to be applied pursuant to clause (ii) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the LC Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).

(ii)

Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.22 in respect of Facility LCs shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of LC Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

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(iii)

Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the LC Issuer’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 2.22(d) following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and the LC Issuer that there exists excess Cash Collateral; provided that, subject to this Section 2.22 the Person providing Cash Collateral and the LC Issuer may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. So long as no Event of Default is then outstanding, if both the Borrower and the Defaulting Lender have provided Cash Collateral, any Cash Collateral no longer required to be held pursuant to this Section 2.22(d) shall be returned first to the Borrower until it has received all Cash Collateral provided by it (together with any interest or income accrued or earned thereon) and second to the Defaulting Lender.

2.23. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from the Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s offices on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 11.2, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to the Borrower.

2.24. Increase Option. The Borrower may from time to time following the Second Amendment Effective Date elect to increase the Commitments, in each case in a minimum amount of $25,000,000 or such lower amount as the Borrower and the Administrative Agent agree upon, so long as, after giving effect thereto, the aggregate amount of such increases does not exceed $500,000,000. The parties hereto acknowledge and agree that the increase in the Commitments

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pursuant to the Second Amendment is not being effected under this Section 2.24. The Borrower may arrange for any such increase to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities that are Eligible Assignees (each such new bank, financial institution or other entity, an “Augmenting Lender”), to increase their existing Commitments, or extend Commitments, as the case may be; provided that (i) each Augmenting Lender and each Increasing Lender so arranged by the Borrower shall be subject to the approval of the Administrative Agent and the LC Issuer, in each case not to be unreasonably withheld, and (ii) (x) in the case of an Increasing Lender, the Borrower and such Increasing Lender execute an agreement substantially in the form of Exhibit F hereto, and (y) in the case of an Augmenting Lender, the Borrower and such Augmenting Lender execute an agreement substantially in the form of Exhibit G hereto. No consent of any Lender (other than the Lenders participating in the increase) shall be required for any increase in Commitments pursuant to this Section 2.24. Increases and new Commitments created pursuant to this Section 2.24 shall become effective on the date agreed by the Borrower, the Administrative Agent and the relevant Increasing Lenders or Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof. Notwithstanding the foregoing, no increase in the Commitments (or in the Commitment of any Lender) shall become effective under this paragraph unless, (i) on the proposed date of the effectiveness of such increase, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.2 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an Authorized Officer of the Borrower and (B) the Borrower shall be in compliance (on a pro forma basis reasonably acceptable to the Administrative Agent) with the covenant contained in Section 6.15 as of the last day of the most recent fiscal quarter for which financial statements have been provided pursuant to Section 6.1 ended prior to giving effect to the applicable increase under this Section, and (ii) the Administrative Agent shall have received documents consistent with those delivered on the Effective Date as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such increase, as well as such documents as the Administrative Agent may reasonably request (including, without limitation, customary opinions of counsel, affirmations of Loan Documents and updated financial projections, reasonably acceptable to the Administrative Agent, demonstrating the Borrower’s anticipated compliance with Section 6.15 through the Facility Termination Date). On the effective date of any increase in the Commitments (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its Pro Rata Share of such outstanding Revolving Loans, and (ii) the Borrower shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the date of any increase in the Commitments (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower, in accordance with the requirements of Section 2.3). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurocurrency Loan, shall be subject to indemnification by the Borrower pursuant to the provisions of Section 3.4 if the deemed payment occurs other than on the last day of the related Interest Periods. Nothing contained in this Section 2.24 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder at any time.

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2.25. Market Disruption. Notwithstanding the satisfaction of all conditions referred to in Article II and Article IV with respect to any Advance in any Agreed Currency other than Dollars, if there shall occur on or prior to the date of such Advance any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls, or any other event, in each case, which would in the reasonable opinion of the Administrative Agent or the Required Lenders make it impracticable for the Eurocurrency Loans comprising such Advance to be denominated in the Agreed Currency specified by the Borrower, then the Administrative Agent shall, at least two (2) Business Days before the relevant Borrowing Date, give notice thereof to the Borrower and the Lenders, and such Loans shall not be denominated in such Agreed Currency but shall be made on such Borrowing Date in Dollars, in an aggregate principal amount equal to the Dollar Amount as of such Borrowing Date of the aggregate principal amount specified in the related Borrowing/Conversion/Continuation Notice, as Base Rate Loans, unless the Borrower notifies the Administrative Agent at least one (1) Business Day before such Borrowing Date that (i) it elects not to borrow on such Borrowing Date or (ii) it elects to borrow on such Borrowing Date in a different Agreed Currency, as the case may be, in which the denomination of such Loans would in the reasonable opinion of the Administrative Agent and the Required Lenders be practicable and in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing/Conversion/Continuation Notice, as the case may be.

ARTICLE III

YIELD PROTECTION; TAXES

3.1. Yield Protection. If, after the date of this Agreement, there occurs any Change in Law which:

(a) subjects any Lender or any applicable Lending Installation, the LC Issuer, or the Administrative Agent to any Taxes (other than with respect to Indemnified Taxes, Excluded Taxes, and Other Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or

(b) imposes or increases or deems applicable any reserve, assessment, compulsory loan, insurance charge, special deposit, liquidity or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or the LC Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to Eurocurrency Advances and Daily Eurocurrency Loans), or

(c) imposes any other condition (other than Taxes) the result of which is to increase the cost to any Lender or any applicable Lending Installation or the LC Issuer of making, funding, continuing, converting, or maintaining its Eurocurrency Loans or Daily Eurocurrency Loans, or of issuing or participating in Facility LCs, or reduces any amount

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receivable by any Lender or any applicable Lending Installation or the LC Issuer in connection with its Eurocurrency Loans, or Daily Eurocurrency Loans, Facility LCs or participations therein, or requires any Lender or any applicable Lending Installation or the LC Issuer to make any payment calculated by reference to the amount of Eurocurrency Loans, or Daily Eurocurrency Loans, Facility LCs or participations therein held or interest or LC Fees received by it, by an amount deemed material by such Lender or the LC Issuer as the case may be, and the result of any of the foregoing is to increase the cost to such Person of making, maintaining, continuing or converting its Loans or Commitment or of issuing or participating in Facility LCs or to reduce the amount received by such Person in connection with such Loans or Commitment, Facility LCs or participations therein, then, within fifteen (15) days after demand by such Person, the Borrower shall pay such Person such additional amount or amounts as will compensate such Person for such increased cost or reduction in amount received, as the case may be; provided, however, that the Borrower shall not be required to compensate any Person for any such increased cost incurred or reduction suffered more than nine months prior to the date that such Person makes the aforesaid demand (except that if the Change in Law giving rise to such increased cost or reduction is retroactive, then such nine-month period shall be extended to include the period of retroactive effect thereof).

3.2. Changes in Capital Adequacy Regulations. If a Lender or the LC Issuer determines the amount of capital or liquidity required or expected to be maintained by such Lender or the LC Issuer, any Lending Installation of such Lender or the LC Issuer, or any corporation or holding company controlling such Lender or the LC Issuer is increased as a result of (i) a Change in Law or (ii) any change after the date of this Agreement in the Risk-Based Capital Guidelines, then, within fifteen (15) days of demand by such Lender or the LC Issuer, the Borrower shall pay such Lender or the LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital or liquidity which such Lender or the LC Issuer reasonably determines is attributable to this Agreement, its Outstanding Credit Exposure or its Commitment to make Loans and issue or participate in Facility LCs, as the case may be, hereunder (after taking into account such Lender’s or the LC Issuer’s policies as to capital adequacy or liquidity), in each case that is attributable to such Change in Law or change in the Risk-Based Capital Guidelines, as applicable; provided, however, that the Borrower shall not be required to compensate any Lender or the LC Issuer for any such shortfall suffered more than nine months prior to the date that such Lender or LC Issuer makes the aforesaid demand (except that if the Change in Law or the change in Risk-Based Capital Guidelines giving rise to such shortfall is retroactive, then such nine-month period shall be extended to include the period of retroactive effect thereof).

3.3. Availability of Types of Advances; Adequacy of Interest Rate.

(a) If the Administrative Agent or the Required Lenders determine

(i) that deposits of a type and maturity appropriate to match fund Eurocurrency Advances or Daily Eurocurrency Loans are not available to such Lenders in the relevant market, or

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(ii) that the interest rate applicable to Eurocurrency Advances or Daily Eurocurrency Loans is not ascertainable or does not adequately and fairly reflect the cost of making or maintaining Eurocurrency Advances or Daily Eurocurrency Loans,

then the Administrative Agent shall suspend the availability of Eurocurrency Advances or Daily Eurocurrency Loans and require any affected Eurocurrency Advances or Daily Eurocurrency Loans to be repaid or converted to Base Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.4.

(b) Notwithstanding the foregoing, in the event the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 3.3(a)(ii) have arisen and such circumstances are unlikely to be temporary, (ii) ICE Benchmark Administration (or any Person that takes over the administration of such rate) discontinues its administration and publication of interest settlement rates for deposits in the applicable Agreed Currency, or (iii) the supervisor for the administrator of the interest settlement rate described in clause (ii) of this Section 3.3(b) or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which such interest settlement rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall seek to jointly agree upon an alternate rate of interest to the Eurocurrency Base Rate and the Daily Eurocurrency Base Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and the Administrative Agent and the Borrower shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 8.3, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this Section 3.3(b), (x) any request pursuant to Section 2.9 that requests the conversion of any Advance to, or continuation of any Advance as, a Eurocurrency Advance shall be ineffective and any such Advance shall be continued as or converted to, as the case may be, a Base Rate Advance, and (y) if any request pursuant to Section 2.8 requests a Eurocurrency Advance, such Advance shall be made as a Base Rate Advance. If the alternate rate of interest determined pursuant to this Section 3.3(b) shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

3.4. Funding Indemnification. If (a) any payment of a Eurocurrency Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, (b) a Eurocurrency Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, (c) a Eurocurrency Loan is converted other than on the last day of the Interest Period applicable thereto, (d) the Borrower fails to convert, continue or prepay any Eurocurrency Loan on the date specified in any notice delivered pursuant hereto, or (e) any Eurocurrency Loan is assigned by any Lender which is not a Defaulting Lender other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.20, the Borrower will indemnify each Lender for such Lender’s reasonable out-of-pocket costs and expenses (other than funding costs

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and expenses) and Interest Differential (as reasonably determined by such Lender) incurred as a result of the applicable event. The term “Interest Differential” shall mean that sum equal to the greater of zero or the financial loss incurred by the Lender resulting from the applicable foregoing event, calculated as the difference between the amount of interest such Lender would have earned (from the investments in money markets as of the Borrowing Date of such Advance) had such event not occurred and the interest such Lender will actually earn (from like investments in money markets as of the date of such applicable event) as a result of the redeployment of funds from such event. Because of the short-term nature of this facility, Borrower agrees that Interest Differential shall not be discounted to its present value.

3.5. Taxes.

(a) Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law requires the deduction or withholding of any Tax from any such payment, then the Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax or Other Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.5) the applicable Lender, the LC Issuer or the Administrative Agent receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c) The Borrower shall indemnify the Lender, the LC Issuer or the Administrative Agent, within fifteen (15) days after demand therefor, for the full amount of any Indemnified Taxes and Other Taxes (including Indemnified Taxes and Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.5) payable or paid by such Lender, the LC Issuer or the Administrative Agent or required to be withheld or deducted from a payment to such Lender, the LC Issuer or the Administrative Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes and Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or LC Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or LC Issuer, shall be conclusive absent manifest error.

(d) Each Lender shall severally indemnify the Administrative Agent, within fifteen (15) days after demand therefor, for (i) any Indemnified Taxes and Other Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and Other Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.2(c) relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by

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the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e) As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 3.5, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.5(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a United States Person for U.S. federal income Tax purposes shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;

(B) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

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(1) in the case of a Non-U.S. Lender claiming the benefits of an income Tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such Tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty;

(2) executed originals of IRS Form W-8ECI;

(3) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4) to the extent a Non-U.S. Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY or IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable.

(C) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

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(iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.5 (including by the payment of additional amounts pursuant to this Section 3.5), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Each party’s obligations under this Section 3.5 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(i) For purposes of Section 3.5(d) and (f), the term “Lender” includes the LC Issuer.

(j) For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans and the Facility LCs as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

3.6. Selection of Lending Installation; Mitigation Obligations; Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Revolving Loans and its participation in Swing Line Loans and Facility LCs to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurocurrency Advances or Daily Eurocurrency Loans under Section 3.3 or to eliminate the need for notice pursuant to Section 3.7, so long as such

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designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurocurrency Loan or Daily Eurocurrency Loan shall be calculated as though each Lender funded its Eurocurrency Loan and the Swing Line Lender funded its Daily Eurocurrency Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurocurrency Rate or Daily Eurocurrency Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

3.7. Illegality. If any Lender determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Second Amendment Effective Date that it is unlawful, for such Lender or its applicable lending office to make, maintain, or fund Advances whose interest is determined by reference to the Eurocurrency Rate, or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed after the Second Amendment Effective Date material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to make or continue Eurocurrency Advances or to convert Base Rate Advances to Eurocurrency Advances shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Advances the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on which Base Rate Advances of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurocurrency Advances of such Lender to Base Rate Advances (the interest rate on which Base Rate Advances of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Advances to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Advances and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.4.

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ARTICLE IV

CONDITIONS PRECEDENT

4.1. Initial Credit Extension. The Lenders shall not be required to make the initial Credit Extension hereunder unless each of the following conditions is satisfied:

(a) The Administrative Agent shall have received executed counterparts of each of this Agreement and the Guaranty.

(b) The Administrative Agent shall have received a certificate, signed by an Authorized Officer of the Borrower, stating that on the date of the initial Credit Extension (1) no Default or Event of Default has occurred and is continuing and (2) the representations and warranties contained in Article V are true and correct in all material respects as of such date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

(c) The Administrative Agent shall have received a written opinion of the Borrower’s and Guarantors’ counsel (which may include local counsel and in-house counsel), addressed to the Lenders, substantially covering the opinions set forth in Exhibit A.

(d) The Administrative Agent shall have received any Notes requested by a Lender pursuant to Section 2.13 payable to the order of each such requesting Lender.

(e) The Administrative Agent shall have received such documents and certificates relating to the organization, existence and good standing of the Borrower and each initial Guarantor, the authorization of the transactions contemplated hereby and any other legal matters relating to the Borrower and such Guarantors, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel and as further described in the list of closing documents attached as Exhibit H.

(f) If the initial Credit Extension will be the issuance of a Facility LC, the Administrative Agent shall have received a properly completed Facility LC Application.

(g) The Administrative Agent shall have received all fees due and payable on or prior to the date hereof, and, to the extent invoiced prior to the date hereof, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(h) There shall not have occurred a material adverse change in the business, Property, financial condition or results of operations the Borrower and its Subsidiaries taken as a whole, since December 31, 2011.

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(i) The Administrative Agent shall have received evidence of all governmental, equity holder and third party consents and approvals necessary in connection with the contemplated financing and all such consents and approvals are in full force and effect and all applicable waiting periods shall have expired without any action being taken by any authority that would be reasonably likely to restrain, prevent or impose any material adverse conditions on the Borrower and its Subsidiaries, taken as a whole, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could have such effect.

4.2. Each Credit Extension. The Lenders shall not (except as otherwise set forth in Section 2.4(d) with respect to Revolving Loans for the purpose of repaying Swing Line Loans) be required to make any Credit Extension unless on the applicable Borrowing Date:

(a) There exists no Default or Event of Default, nor would a Default or Event of Default result from such Credit Extension.

(b) The representations and warranties contained in Article V are true and correct in all material respects as of such Borrowing Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

Each Borrowing/Conversion/Continuation Notice or Swing Line Borrowing Notice, as the case may be, or request for issuance of a Facility LC with respect to each such Credit Extension shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(a) and (b) have been satisfied.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders that:

5.1. Existence and Standing. Each of the Borrower and its Subsidiaries is a corporation, partnership (in the case of Subsidiaries only) or limited liability company duly and properly incorporated or formed, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite organizational authority to conduct its business in each jurisdiction in which its business is conducted. Each of the Borrower and its Subsidiaries is duly qualified and in good standing as a foreign corporation or other entity in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not be reasonably likely to result in a Material Adverse Effect.

5.2. Authorization and Validity. The Borrower has the corporate power and authority to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by the Borrower of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings on the part of the Borrower, and the Loan Documents to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

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5.3. No Conflict; Government Consent. Neither the execution and delivery by the Borrower of the Loan Documents to which it is a party, nor the consummation by the Borrower of the transactions therein contemplated, nor compliance by the Borrower with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or (ii) the Borrower’s or any Subsidiary’s articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement evidencing Indebtedness or payment obligations in excess of $75,000,000 to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery by the Borrower of the Loan Documents to which it is a party, the borrowings under this Agreement, or the payment and performance by the Borrower of the Obligations under the Loan Documents to which it is a party, or in order to insure the legality, validity, binding effect or enforceability against the Borrower of any of the Loan Documents to which it is a party.

5.4. Financial Statements. The December 31, 2011 audited consolidated financial statements of the Borrower and its Subsidiaries, and their unaudited financial statements dated as of June 30, 2012, heretofore delivered to the Lenders were prepared in accordance with GAAP in effect as of the respective dates of such statements (subject, in the case of the interim financial statements, to normal year-end adjustments and the absence of footnote disclosures) and fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries at such respective dates and the consolidated results of their operations for the respective periods then ended.

5.5. Material Adverse Change. Since December 31, 2017 there has been no change in the business, Property, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole, which could reasonably be expected to have a Material Adverse Effect.

5.6. Taxes. The Borrower and its Subsidiaries have filed all United States federal and state income Tax returns and all other material Tax returns which are required to be filed by them (after giving effect to any extension) and have paid all United States federal and state income Taxes and all other material Taxes due from the Borrower and its Subsidiaries, including, without limitation, pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP. As of the date of this Agreement, no Tax Liens have been filed and no claims have been asserted with respect to any such Taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any Taxes or other governmental charges are adequate.

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5.7. Litigation and Contingent Obligations. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of the Borrower’s officers, threatened against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions. Other than any liability incident to any litigation, arbitration, investigation, proceeding or inquiry which could not reasonably be expected to have a Material Adverse Effect, the Borrower has, as of the date of this Agreement, no material Contingent Obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

5.8. Subsidiaries. Schedule 5.8 contains an accurate list of all Subsidiaries of the Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Borrower or other Subsidiaries as of the date of this Agreement. All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

5.9. ERISA. With respect to each Plan, the Borrower and all ERISA Affiliates have paid all required minimum contributions and installments on or before the due dates provided under Section 430(j) of the Code and could not reasonably be subject to a lien under Section 430(k) of the Code or Title IV of ERISA. Neither the Borrower nor any ERISA Affiliate has filed, pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, an application for a waiver of the minimum funding standard. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to have a Material Adverse Effect.

5.10. Accuracy of Information.

(a) No written information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents (other than projections and information of a general economic or general industry nature), when taken as a whole, contained as of the date furnished any material misstatement of fact or omitted to state as of the date furnished any material fact necessary to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made. All projections furnished by the Borrower or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents were prepared in good faith based upon reasonable assumptions (it being recognized by the Administrative Agent and the Lenders that such projections are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from projected results, and such differences may be material).

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(b) The information included in any Beneficial Ownership Certification, as and when delivered, is true and correct in all respects.

5.11. Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

5.12. Compliance With Laws. The Borrower and its Subsidiaries are in compliance in all respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except where failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect.

5.13. Ownership of Properties. Except for Property and assets sold pursuant to the T-Chek Disposition and otherwise as set forth in Schedule 5.13, on the date of this Agreement, the Borrower or a Subsidiary has good title, free of all Liens other than those permitted by Section 6.14, to all of the Property and assets reflected in the Borrower’s most recent consolidated financial statements provided to the Administrative Agent as owned by the Borrower and its Subsidiaries (other than any such Property or assets that have been disposed since the date of such financial statements and prior to the date hereof in the ordinary course of business)).

5.14. Plan Assets; Prohibited Transactions. The Borrower is not an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code) which is subject to Section 4975 of the Code, and neither the execution of this Agreement nor the making of Credit Extensions hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The assets of Borrower are not subject to, and the transactions contemplated by this Agreement will not violate, any law, rule or regulation which is substantially similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code.

5.15. Environmental Matters. In the ordinary course of its business, the officers of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower due to Environmental Laws. On the basis of this consideration, the Borrower has concluded its Property and operations and those of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect, and that none of Borrower or any of its Subsidiaries is subject to any liability under Environmental Laws that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any notice to the effect that its Property and/or operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Material, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

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5.16. Investment Company Act. Neither the Borrower nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

5.17. Insurance. The Borrower maintains, and has caused each Subsidiary to maintain, with financially sound and reputable insurance companies, property insurance, liability insurance and environmental insurance in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as is consistent with sound business practice.

5.18. No Default. No Default or Event of Default has occurred and is continuing.

5.19. Anti-Corruption Laws; Sanctions; Anti-Terrorism Laws.

(a) The Borrower, its Subsidiaries and, to the knowledge of any of the Borrower’s officers, their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of the Borrower, any Subsidiary or, to the knowledge of any of the Borrower’s officers, any of their respective directors, officers or employees or any Person owning, directly or indirectly, 50% or more of the Borrower or any Subsidiary, is a Sanctioned Person. No Loan or Facility LC, use of the proceeds of any Loan or Facility LC or other transactions contemplated hereby will violate Anti-Corruption Laws or applicable Sanctions.

(b) The use of the proceeds of the Loans made hereunder will not violate the PATRIOT Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the PATRIOT Act.

5.20. EEA Financial Institution. No Loan Party is an EEA Financial Institution.

ARTICLE VI

COVENANTS

So long as any Commitments are outstanding or any Obligations under the Loan Documents remain unpaid (other than (i) LC Obligations that have been Cash Collateralized, or (ii) contingent indemnification obligations or contingent obligations under Section 3.1, 3.2, 3.4 or 3.5 hereof absent the assertion of a claim with respect thereto), unless the Required Lenders shall otherwise consent in writing:

6.1. Financial Reporting. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and furnish to the Administrative Agent and the Lenders:

(a) Within 90 days after the close of each of its fiscal years, an unqualified (except for qualifications relating to changes in accounting principles or practices reflecting changes in GAAP) audit report, with no going concern modifier, certified by Deloitte & Touche

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LLP or another firm of independent certified public accountants of recognized national standing selected by the Borrower, prepared in accordance with GAAP on a consolidated basis for itself and its Subsidiaries, including a balance sheet as of the end of such period, and related statements of operations, stockholders’ equity and cash flows.

(b) Within 45 days after the close of the first three (3) quarterly periods of each of its fiscal years, for itself and its Subsidiaries, a consolidated unaudited balance sheet as at the close of each such period and consolidated statements of income, stockholders’ equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by an Authorized Officer.

(c) Together with the financial statements required under Sections 6.1(a) and (b), a compliance certificate in substantially the form of Exhibit B signed by an Authorized Officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof.

(d) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

(e) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the U.S. Securities and Exchange Commission.

(f) On or promptly after any time at which the Borrower or any Subsidiary becomes subject to the Beneficial Ownership Regulation, a completed Beneficial Ownership Certification in form and detail acceptable to the Administrative Agent.

(g) Such other information (including non-financial information and environmental reports) as the Administrative Agent or any Lender may from time to time reasonably request, including information and documentation reasonably requested by the Administrative agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws.

Any information required to be furnished pursuant to Section 6.1(a), Section 6.1(b), Section 6.01(d) or Section 6.01(e) shall be deemed to have been furnished on the date on which the Lenders receive notice that the Borrower has filed such financial statement with the U.S. Securities and Exchange Commission and is available on the EDGAR website on the Internet at www.sec.gov or any successor government website that is freely and readily available to the Administrative Agent and the Lenders without charge. Notwithstanding the foregoing, the Borrower shall deliver paper or electronic copies of any such financial statement to the Administrative Agent if the Administrative Agent reasonably requests the Borrower to furnish such paper or electronic copies until written notice to cease delivering such paper or electronic copies is given by the Administrative Agent.

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6.2. Use of Proceeds. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Credit Extensions for general corporate and working capital purposes, capital expenditures, dividends and distributions, repurchases of the Borrower’s common stock, the Phoenix Acquisition, the Freightquote Acquisition and other Acquisitions that constitute Permitted Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any “margin stock” (as defined in Regulation U). The Borrower will not request any Loan or Facility LC, and the Borrower shall not use, and the Borrower shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Facility LC (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country.

6.3. Notice of Material Events. The Borrower will, or will cause each Subsidiary to, give notice in writing to the Administrative Agent and each Lender, promptly and in any event within 5 Business Days (other than with respect to clauses (a) below, which shall be 2 Business Days) after an officer of the Borrower obtains knowledge thereof, of the occurrence of any of the following:

(a) any Default or Event of Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority (including pursuant to any applicable Environmental Laws) against the Borrower or any Subsidiary thereof that would reasonably be expected to result in a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions;

(c) with respect to a Plan, (i) any failure to pay all required minimum contributions and installments on or before the due dates provided under Section 430(j) of the Code or (ii) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard;

(d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to have a Material Adverse Effect;

(e) any material change in accounting policies of, or financial reporting practices by, the Borrower or any Subsidiary;

(f) any change in the information provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification; and

(g) any other development, financial or otherwise, which would reasonably be expected to have a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of an officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

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6.4. Conduct of Business. Subject to Section 6.10, the Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same fields of enterprise as any of the businesses of the Borrower or its Subsidiaries are presently conducted (or fields of enterprise incidental or complementary thereto) and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite organizational authority to conduct its business in each jurisdiction in which its business is conducted. In addition, the Borrower will, and will cause each Subsidiary, to remain duly qualified and in good standing as a foreign corporation or other entity in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not be reasonably likely to result in a Material Adverse Effect.

6.5. Taxes. The Borrower will, and will cause each Subsidiary to, timely file (after giving effect to any extensions) complete and correct United States federal and state income Tax returns and all other material Tax returns required by law and pay when due all United States federal and state income Taxes and all other material Taxes upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings, with respect to which adequate reserves have been set aside in accordance with GAAP.

6.6. Insurance. The Borrower will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies property insurance, liability insurance and environmental insurance in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as is consistent with sound business practice, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

6.7. Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply in all respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, except where failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. The Borrower will maintain in effect and use commercially reasonable efforts to enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions

6.8. Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its material Property in good repair, working order and condition, ordinary wear and tear excepted, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

6.9. Books and Records; Inspection. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each Subsidiary to, permit the Administrative Agent and the Lenders, by their respective representatives and agents, at the Borrower’s expense, if an Event of Default has

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occurred and is continuing and otherwise, at the expense of the Administrative Agent and the Lenders, to inspect any of the Property, books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Administrative Agent or any Lender may designate.

6.10. Merger. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that (i) a Subsidiary may merge, consolidate, liquidate or dissolve into the Borrower or a Guarantor (with the Borrower or a Guarantor being the survivor thereof, and with the Borrower being the survivor of any merger with any Guarantor or Subsidiary), (ii) a non-Guarantor Subsidiary may merge, consolidate, liquidate or dissolve into another non-Guarantor Subsidiary, and (iii) the Borrower or any Subsidiary may merge or consolidate with or into any Person other than the Borrower or a Subsidiary in order to effect the Freightquote Acquisition or a Permitted Acquisition (with the Borrower or a Subsidiary being the survivor thereof).

6.11. Sale of Assets. The Borrower will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of its Property to any other Person, except:

(a) Sales of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business.

(b) The sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are applied with reasonable promptness to the purchase price of such replacement equipment.

(c) Sales of property (i) between Loan Parties, (ii) between non-Loan Party Subsidiaries, and (iii) by a non-Loan Party Subsidiary to a Loan Party.

(d) Any transfer of an interest (whether characterized as the grant of a security interest or the transfer of ownership) in Receivables and related assets as part of a Qualified Receivables Transaction.

(e) The licensing of rights to use intellectual property in the ordinary course of business or in settlement of any litigation or claims in respect of intellectual property and the leasing of real property or equipment in the ordinary course of business or as part of or incidental to the provision of transitional services to a purchaser of Property in connection with a disposition of such Property permitted by this Agreement.

(f) Sales of Investments permitted by Section 6.12(a).

(g) Any lease, sale or other disposition of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of pursuant to this clause (g) during the four quarter period ending with the quarter in which such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Borrower and its Subsidiaries.

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6.12. Investments. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, except:

(a) Cash Equivalent Investments and Investments made pursuant to the Borrower’s Investment Policy and Guidelines delivered to the Administrative Agent and the Lenders as of the Effective Date (with such changes thereto as approved by the Administrative Agent).

(b) Investments in Subsidiaries in existence on the Second Amendment Effective Date and other Investments in existence on the date hereof and described in Schedule 6.12.

(c) Investments constituting the Phoenix Acquisition, the Freightquote Acquisition or Permitted Acquisitions (including, without limitation, any nominal amounts invested by the Borrower or a Subsidiary thereof to capitalize a new Subsidiary formed to consummate the applicable Acquisition, together with any incidental amounts required to be paid as part of the formation process for such Subsidiary).

(d) Investments by (i) Loan Parties in other Loan Parties, (ii) non-Loan Party Subsidiaries in other non-Loan Party Subsidiaries, and (iii) non-Loan Party Subsidiaries in Loan Parties.

(e) The repurchase of capital stock and other securities of the Borrower.

(f) Other Investments, provided that the aggregate amount of such other Investments does not exceed 20% of Consolidated Net Worth (as determined as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered under Section 6.1). In determining the amount of Investments permitted under this clause (f), loans, advances, bonds, notes, debentures and similar Investments shall be taken at the principal amount thereof then remaining unpaid, and stocks, mutual funds, partnership interests and similar Investments shall be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein) net of any cash distributions in respect thereof.

(g) Investments comprised of capital contributions (whether in the form of cash, a note, or other assets) to a Qualified Receivables Entity or otherwise resulting from transfers of assets permitted by Section 6.11(d) to such a Qualified Receivables Entity.

6.13. Acquisitions. The Borrower will not, nor will it permit any Subsidiary, to make any Acquisition other than the Phoenix Acquisition, the Freightquote Acquisition and any other Permitted Acquisition.

6.14. Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

(a) Liens for Taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

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(b) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

(c) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

(d) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries.

(e) Liens arising solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts, securities accounts or other funds maintained with a creditor depository institution; provided that (i) such account is not a dedicated cash collateral account and is not subject to restriction against access by Borrower or a Subsidiary in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve, and (ii) such account is not intended by the Borrower or any Subsidiary to provide collateral to the depository institution.

(f) Liens existing on the date hereof and described in Schedule 6.14.

(g) Liens on Property acquired in the Phoenix Acquisition, the Freightquote Acquisition or any other Permitted Acquisition, provided that such Liens extend only to the Property so acquired and were not created in contemplation of such acquisition.

(h) Liens granted pursuant to this Agreement.

(i) Liens to secure the performance of bids, tenders, contracts (other than for the payment of Indebtedness), leases, statutory obligations, liability to insurance carriers, surety or appeal bonds, performance bonds or other obligations of a like nature (including Liens to secure letters of credit issued to assure payment of such obligations).

(j) Liens consisting of licenses or leases permitted by Section 6.11(e).

(k) Liens incurred in connection with any transfer of an interest (whether characterized as the grant of a security interest or the transfer of ownership) in Receivables or related assets as part of a Qualified Receivables Transaction.

(l) Other Liens securing Indebtedness or other liabilities or obligations, provided that the aggregate principal amount of Indebtedness or other liabilities or obligations at any time outstanding secured by Liens described in this clause (k) at any time does not exceed 10% of the Borrower’s and its Subsidiaries’ consolidated total assets (as determined as of the last day of the most recently ended fiscal quarter for which financial statements have been provided under Section 6.1).

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6.15. Financial Covenants.

(a) [Reserved].

(b) The Borrower will not permit the Leverage Ratio, determined as of the end of each of its fiscal quarters, to be greater than (x) 3.00 to 1.00 or (y) 3.50 to 1.00 after the date on which the maximum Leverage Ratio test contained in the Senior Note Purchase Agreement is increased to 3.50 to 1.00 (such date, the “Senior Note Purchase Agreement Leverage Increase Date”); provided that, if the Leverage Holiday has been exercised and the request therefor has been given effect, the Borrower will not permit the Leverage Ratio, determined as of the end of each of its four consecutive fiscal quarters beginning with the fiscal quarter in which the Leverage Holiday is exercised, to be greater than (x) 3.50 to 1.00 or (y) 4.00 to 1.00 after the Senior Note Purchase Agreement Leverage Increase Date.

(c) Notwithstanding the foregoing or anything to the contrary set forth herein, if, after the Second Amendment Effective Date (i) any financial covenant set forth in Section 10.6 of the Senior Note Purchase Agreement or any other agreements, documents and instruments delivered in connection therewith (together with all definitions and relative components used therein) becomes more restrictive than any corresponding financial covenant set forth in this Section 6.15 (including any financial covenants added hereto after the Second Amendment Effective Date) or (ii) any additional financial covenant is added to the Senior Note Purchase Agreement, then this Agreement automatically, and without any further action by the Borrower or any other party hereto, shall be amended to apply such more restrictive financial covenant (or such additional financial covenant, as applicable) set forth in the Senior Note Purchase Agreement in lieu of (or in addition to, as the case may be) such financial covenant set forth in this Section 6.15. The Borrower shall promptly (and in any event within three (3) Business Days) notify the Administrative Agent of any such modification and shall promptly deliver all amendment documentation reasonably requested by the Administrative Agent to give further effect to such modifications hereunder. Only the Borrower and the Administrative Agent shall be required to execute any such amendment hereto.

6.16. Further Assurances.

(a) As promptly as possible but in any event within thirty (30) days (or such later date as may be agreed by the Administrative Agent in its sole discretion) after a Material Domestic Subsidiary is organized or acquired, or any Person becomes a Material Domestic Subsidiary pursuant to the definition thereof, or is designated by the Borrower or the Administrative Agent as a Material Domestic Subsidiary, the Borrower shall provide the Administrative Agent with written notice thereof setting forth information in reasonable detail describing the material assets of such Subsidiary and shall cause each such Subsidiary to deliver to the Administrative Agent a joinder to the Guaranty in the form contemplated thereby) pursuant to which such Subsidiary agrees to be bound by the terms and provisions thereof, such Guaranty joinders to be accompanied by an updated organizational chart for the Borrower and its

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Subsidiaries substantially similar to Schedule 5.8 hereto designating such Material Domestic Subsidiary as such, appropriate corporate resolutions, other corporate documentation and legal opinions, in each case in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and such other documentation as the Administrative Agent may reasonably request.

6.17. PATRIOT Act Compliance. The Borrower shall, and shall cause each Subsidiary to, provide such information and take such actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the PATRIOT Act.

ARTICLE VII

DEFAULTS

The occurrence of any one or more of the following events shall constitute an Event of Default (each, an “Event of Default”):

7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Administrative Agent under or in connection with this Agreement, any other Loan Document, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date made or deemed made.

7.2. Nonpayment of (i) principal of any Loan when due or any payment under the Guaranty when required, (ii) any Reimbursement Obligation within one (1) Business Day after the same becomes due, or (iii) interest upon any Loan or of any commitment fee, LC Fee or other obligations under any of the Loan Documents within five (5) days after the same becomes due.

7.3. The breach by the Borrower of any of the terms or provisions of Section 6.2, 6.3, 6.4 (other than with respect to the last sentence thereof), 6.10, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16 or 6.17.

7.4. The breach by the Borrower or any Guarantor (other than a breach which constitutes an Event of Default under another Section of this Article VII) of any of the terms or provisions of this Agreement or any other Loan Document which is not remedied within thirty (30) days after the Administrative Agent or any Lender notifies the Borrower of any such breach.

7.5. Failure of the Borrower or any of its Article VII Subsidiaries to pay when due any payment (whether of principal, interest or any other amount) in respect of any Material Indebtedness and the expiration of any applicable grace period with respect thereto; or the default by the Borrower or any of its Article VII Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any Material Indebtedness Agreement, or any other event of default shall occur, the effect of which default or event is to cause, or to permit the holder(s) of such Material Indebtedness or the lender(s) under any Material Indebtedness Agreement to cause, any portion of such Material Indebtedness to become due prior to its stated maturity or any commitment to lend under any Material Indebtedness Agreement to be terminated prior to its stated expiration date; or any portion of Material Indebtedness of the Borrower or any of its Article VII Subsidiaries shall be declared to be due and payable prior to the stated maturity thereof; or the Borrower or any of its Article VII Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

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7.6. The Borrower or any of its Article VII Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors (excluding any dissolution or liquidation permitted under Section 6.10 hereof) or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate, limited liability company or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

7.7. Without the application, approval or consent of the Borrower or any of its Article VII Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Article VII Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any of its Article VII Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

7.8. The Borrower or any of its Article VII Subsidiaries shall fail within thirty (30) days to pay, obtain a stay with respect to, or otherwise discharge one or more (i) judgments or orders for the payment of money in excess (to the extent not fully covered by insurance) of $75,000,000 (or the equivalent thereof in currencies other than Dollars) in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any of its Article VII Subsidiaries to enforce any such judgment.

7.9. (a) With respect to a Plan, the Borrower or an ERISA Affiliate is subject to a lien in excess of $75,000,000 pursuant to Section 430(k) of the Code or Section 302(c) of ERISA or Title IV of ERISA, or (b) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect.

7.10. Any Change in Control shall occur.

7.11. Except in connection with the release of any Guarantor pursuant to the terms of the Guaranty, any Loan Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of any Guaranty to which it is a party, or any Guarantor shall deny that it has any further liability under any Guaranty to which it is a party, or shall give notice to such effect.

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ARTICLE VIII

ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

8.1. Acceleration; Remedies.

(a) If any Event of Default described in Section 7.6 or 7.7 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs shall automatically terminate and the Obligations under this Agreement and the other Loan Documents shall immediately become due and payable without any election or action on the part of the Administrative Agent, the LC Issuer or any Lender and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Administrative Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time, less (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations under this Agreement and the other Loan Documents (such difference, the “Collateral Shortfall Amount”). If any other Event of Default occurs and is continuing, the Administrative Agent may, and at the request of the Required Lenders shall, (a) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs, or declare the Obligations under this Agreement and the other Loan Documents to be due and payable, or both, whereupon the Obligations under this Agreement and the other Loan Documents shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives, and (b) upon notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

(b) If at any time while any Event of Default is continuing, the Administrative Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Administrative Agent may make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

(c) The Administrative Agent may at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Obligations under this Agreement and the other Loan Documents and any other amounts as shall from time to time have become due and payable by the Borrower to the Lenders or the LC Issuer under the Loan Documents, as provided in Section 8.2.

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(d) At any time while any Event of Default is continuing, neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Obligations under this Agreement and the other Loan Documents (other than contingent indemnification obligations or contingent obligations under Section 3.1, 3.2, 3.4 or 3.5 hereof, in each case absent the assertion of a claim with respect thereto) have been paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Administrative Agent to the Borrower or paid to whomever may be legally entitled thereto at such time.

(e) If, within thirty (30) days after acceleration of the maturity of the Obligations under this Agreement and the other Loan Documents or termination of the obligations of the Lenders to make Loans and the obligation and power of the LC Issuer to issue Facility LCs hereunder as a result of any Event of Default (other than any Event of Default as described in Section 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due under this Agreement and the other Loan Documents shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

(f) Upon the occurrence and during the continuation of any Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, exercise all rights and remedies under the Loan Documents and enforce all other rights and remedies under applicable law.

8.2. Application of Funds. After the exercise of remedies provided for in Section 8.1 (or after the Obligations under this Agreement and the other Loan Documents have automatically become immediately due and payable as set forth in the first sentence of Section 8.1(a)), any amounts received by the Administrative Agent on account of the Obligations shall be applied by the Administrative Agent in the following order:

(a) First, to payment of fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

(b) Second, to payment of fees, indemnities and other amounts (other than principal, interest, LC Fees and commitment fees) payable to the Lenders and the LC Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the LC Issuer as required by Section 9.6 and amounts payable under Article III);

(c) Third, to payment of accrued and unpaid LC Fees, commitment fees and interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the LC Issuer in proportion to the respective amounts described in this Section 8.2(c) payable to them;

(d) Fourth, to payment of all other Obligations ratably among the Lenders;

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(e) Fifth, to the Administrative Agent for deposit to the Facility LC Collateral Account in an amount equal to the Collateral Shortfall Amount (as defined in Section 8.1(a)), if any; and

(f) Last, the balance, if any, to the Borrower or as otherwise required by law;

provided, however, that, notwithstanding anything to the contrary set forth above, Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section 8.2.

8.3. Amendments. Subject to the provisions of this Section 8.3, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions of this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or thereunder or waiving any Default or Event of Default hereunder; provided, however, that no such supplemental agreement shall:

(a) except as provided in Section 2.11, without the consent of each Lender directly affected thereby, extend the final maturity of any Loan, or extend the expiry date of any Facility LC to a date after the Facility Termination Date or such later date as is permitted by Section 2.19(a) or postpone any regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof or any Reimbursement Obligation related thereto, or reduce the rate or extend the time of payment of interest or fees thereon or Reimbursement Obligations related thereto or extend or increase the amount of the Commitment of such Lender hereunder (provided that any fee owing solely to the Administrative Agent may be modified or waived solely with the consent of the Administrative Agent);

(b) without the consent of all of the Lenders, reduce the percentage specified in the definition of Required Lenders;

(c) without the consent of all of the Lenders, amend the first sentence of Section 2.3, Section 8.2, this Section 8.3 or Section 11.2; provided, that the foregoing limitation in respect of Section 11.2 shall not prohibit each Lender directly affected thereby from consenting to the extension of the final maturity date of its Loans or expiry date of its Facility LCs beyond the Facility Termination Date or such later date as is permitted by Section 2.19(a) as contemplated by Section 8.3(a) above;

(d) without the consent of all of the Lenders, amend the definitions of “Agreed Currencies” or “Eligible Currency”; or

(e) without the consent of all of the Lenders, release all or substantially all of the Guarantors of the Obligations except in accordance with the terms of the Guaranty.

No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent, and no amendment of any provision relating to the LC Issuer shall be effective without the written consent

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of the LC Issuer. No amendment to any provision of this Agreement relating to the Swing Line Lender or any Swing Line Loans shall be effective without the written consent of the Swing Line Lender. The Administrative Agent may waive payment of the fee required under Section 12.3(c) without obtaining the consent of any other party to this Agreement. Notwithstanding anything to the contrary herein, the Administrative Agent may, with the consent of the Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency of a technical or immaterial nature, as determined in good faith by the Administrative Agent.

Notwithstanding anything herein to the contrary, (A) as to any amendment, amendment and restatement or other modification otherwise approved in accordance with this Section, it shall not be necessary to obtain the consent or approval of any Lender that, upon giving effect to such amendment, amendment and restatement or other modification, would have no Commitment or outstanding Loans so long as such Lender receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, amendment and restatement or other modification becomes effective, and (B) any amendment, modification, waiver or other action may be effected without the consent of any Defaulting Lender, except that (1) the Commitment of any such Defaulting Lender may not be increased or extended, the maturity of the Loans of any Defaulting Lender may not be extended, the rate of interest on any of such Loans may not be reduced (other than by any waiver or amendment with respect to a default rate of interest) and the principal amount of any of such Loans may not be forgiven, in each case without the consent of such Defaulting Lender, and (2) any amendment, modification, waiver or other action that by its terms adversely affects any Defaulting Lender in its capacity as a Lender on a non-ratable basis and in a manner that differs in any material respect from, and is more adverse to such Defaulting Lender than it is to, other affected Lenders shall require the consent of such Defaulting Lender.

8.4. Preservation of Rights. No delay or omission of the Lenders, the LC Issuer or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of an Event of Default or the inability of the Borrower to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by or with the consent of the Lenders required pursuant to Section 8.3, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent, the LC Issuer and the Lenders until the Obligations have been paid in full.

ARTICLE IX

GENERAL PROVISIONS

9.1. Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive the making of the Credit Extensions herein contemplated.

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9.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, neither the LC Issuer nor any Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

9.3. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

9.4. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent, the LC Issuer and the Lenders and supersede all prior agreements and understandings among the Borrower, the Administrative Agent, the LC Issuer and the Lenders relating to the subject matter thereof other than those contained in the Fee Letters which shall survive and remain in full force and effect during the term of this Agreement.

9.5. Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Arranger shall enjoy the benefits of the provisions of Sections 9.6, 9.10 and 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

9.6. Expenses; Indemnification.

(a) The Borrower shall reimburse the Administrative Agent and the Arranger for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent or the Arranger, including, without limitation, filing and recording costs and fees, costs of any environmental review, and consultants’ fees, travel expenses and reasonable fees, charges and disbursements of outside counsel to the Administrative Agent and the Arranger incurred from time to time, in connection with the due diligence, preparation, administration, negotiation, execution, delivery, syndication, distribution (including, without limitation, via DebtX and any other internet service selected by the Administrative Agent), review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent, the Arranger, the LC Issuer and the Lenders for any reasonable out-of-pocket costs and expenses, including, without limitation, filing and recording costs and fees, costs of any environmental review, and consultants’ fees, travel expenses and reasonable fees, charges and disbursements of outside counsel to the Administrative Agent, the Arranger, the LC Issuer and the Lenders, paid or incurred by the Administrative Agent, the Arranger, the LC Issuer or any Lender in connection with the collection and enforcement of the Loan Documents. Expenses being reimbursed by the Borrower under this Section include, without limitation, costs and expenses incurred in connection with the Reports described in the following sentence. The Borrower acknowledges that from time to time U.S. Bank may prepare and may distribute to the

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Lenders (but shall have no obligation or duty to prepare or to distribute to the Lenders) certain audit reports (the “Reports”) pertaining to the Borrower’s assets for internal use by U.S. Bank from information furnished to it by or on behalf of the Borrower, after U.S. Bank has exercised its rights of inspection pursuant to this Agreement. Each payment under this Section 9.6 shall be made within ten days following demand therefor accompanied by a reasonably detailed invoice.

(b) The Borrower hereby further agrees to indemnify and hold harmless the Administrative Agent, the Arranger, the LC Issuer, each Lender, their respective Affiliates, and each of their directors, officers and employees, agents and advisors against all losses, claims, damages, penalties, judgments, liabilities and reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements and settlement costs (including, without limitation, all expenses of litigation or preparation therefor) whether or not the Administrative Agent, the Arranger, the LC Issuer, any Lender or any Affiliate is a party thereto, but excluding Taxes) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby, any actual or alleged presence or release of Hazardous Materials on or from any Property owned or operated by Borrower or any of its Subsidiaries, any environmental liability related in any way to Borrower or any of its Subsidiaries, or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrower or any of its Subsidiaries, or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder, except in each case to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification or any of its Affiliates or a material breach of the obligations of such party or any of its Affiliates under the Loan Documents. The obligations of the Borrower under this Section 9.6 shall survive the termination of this Agreement. No indemnified Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

9.7. Intentionally Omitted.

9.8. Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP in a manner consistent with that used in preparing the financial statements referred to in Section 5.4; provided, however that, notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification Section 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any of its Subsidiaries at “fair value”, as defined therein, or (ii) any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Codification Subtopic 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and

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such Indebtedness shall at all times be valued at the full stated principal amount thereof. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and the Borrower, the Administrative Agent or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and the Borrower shall provide to the Administrative Agent and the Lenders reconciliation statements showing the difference in such calculation, together with the delivery of monthly, quarterly and annual financial statements required hereunder. In addition, notwithstanding any other provision contained herein, the definitions set forth in this Agreement and any financial calculations required by the Loan Documents shall be computed to exclude any change to lease accounting rules from those in effect pursuant to Financial Accounting Standards Board Accounting Standards Codification 840 (Leases) and other related lease accounting guidance as in effect on the date hereof.

9.9. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

9.10. Nonliability of Lenders. The relationship between the Borrower on the one hand and the Lenders, the LC Issuer and the Administrative Agent on the other hand shall be solely that of borrower and lender. Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. The Borrower agrees that neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought or any of its Affiliates or a material breach of the obligations of such party or any of its Affiliates under the Loan Documents. Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect, consequential or punitive damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby. It is agreed that the Arranger shall, in its capacity as such, have no duties or responsibilities under the Agreement or any other Loan Document. Each Lender acknowledges that it has not relied and will not rely on the Arranger in deciding to enter into the Agreement or any other Loan Document or in taking or not taking any action.

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9.11. Confidentiality. Each of the Administrative Agent and the Lenders agrees to hold any information which it may receive from the Borrower or any of its Subsidiaries in connection with this Agreement or the other Loan Documents in confidence and to use such information solely for the purpose of evaluating, administering or enforcing the Loan Documents or the transactions effected thereby, except for disclosure (i) to its Affiliates and to the Administrative Agent and any other Lender and their respective Affiliates (provided that each of the Administrative Agent and the Lenders shall be responsible for any violation of this Section 9.11 by any of its Affiliates as if such Affiliates were bound hereby), (ii) to legal counsel, accountants, and other professional advisors to the Administrative Agent or such Lender provided such parties have been notified of the confidential nature of such information, (iii) as provided in Section 12.3(e), (iv) to regulatory officials, (v) to any Person as requested pursuant to or as required by law, regulation, or legal process, (vi) to any Person in connection with any legal proceeding to which it is a party, (vii) to its direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties provided such parties have been notified of the confidential nature of such information, (viii) to rating agencies if requested or required by such agencies in connection with a rating relating to the Advances hereunder, (ix) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (x) with the Borrower’s consent, (xi) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement and (xii) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section or (2) becomes available to the Administrative Agent, the LC Issuer, the Swing Line Lender or any other Lender on a non-confidential basis from a source other than the Borrower or any of its Subsidiaries. Without limiting Section 9.4, the Borrower agrees that the terms of this Section 9.11 shall set forth the entire agreement between the Borrower and the Administrative Agent and each Lender with respect to any confidential information previously or hereafter received by the Administrative Agent or such Lender in connection with this Agreement, and this Section 9.11 shall supersede any and all prior confidentiality agreements entered into by the Administrative Agent or any Lender with respect to such confidential information. The obligations of the Administrative Agent and the Lenders under this Section 9.11 shall survive termination of this Agreement for a period of six months thereafter. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.

9.12. Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U) for the repayment of the Credit Extensions provided for herein.

9.13. Disclosure. The Borrower and each Lender hereby acknowledge and agree that each Lender and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrower and its Affiliates, subject to the provisions of Section 9.11 hereof.

9.14. USA PATRIOT ACT NOTIFICATION. The following notification is provided to Borrower pursuant to Section 326 of the PATRIOT Act:

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Each Lender that is subject to the requirements of the PATRIOT Act hereby notifies the Borrower and each other Loan Party that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the PATRIOT Act.

9.15. Acknowledgement and Consent to Bail-In of EEA Financial Institutions

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

ARTICLE X

THE ADMINISTRATIVE AGENT

10.1. Appointment; Nature of Relationship. U.S. Bank National Association is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the “Administrative Agent”) hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with

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only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders’ contractual representative, the Administrative Agent does not hereby assume any fiduciary duties to any of the Lenders and is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

10.2. Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

10.3. General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person or any of its Affiliates or a material breach of the obligations of such Person or any of its Affiliates under the Loan Documents.

10.4. No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Administrative Agent; (d) the existence or possible existence of any Default or Event of Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Borrower or any guarantor of any of the Obligations or of any of the Borrower’s or any such guarantor’s respective Subsidiaries.

10.5. Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur

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by reason of taking or continuing to take any such action. The Administrative Agent may, at any time, request instructions from the Required Lenders with respect to any actions or approvals which, by the terms of this Agreement or any of the Loan Documents, the Administrative Agent is permitted or required to take or to grant without consent or approval from the Required Lenders, and if such instructions are promptly requested, the Administrative Agent will be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents and will not have any liability for refraining from taking any action or withholding any approval under any of the Loan Documents until it has received such instructions from the Required Lenders.

10.6. Employment of Administrative Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Lenders and all matters pertaining to the Administrative Agent’s duties hereunder and under any other Loan Document.

10.7. Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, electronic mail message, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent. For purposes of determining compliance with the conditions specified in Sections 4.1 and 4.2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the applicable date specifying its objection thereto.

10.8. Administrative Agent’s Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Pro Rata Shares (disregarding, for the avoidance of doubt, the exclusion of Defaulting Lenders therein) (determined at the time such indemnity or reimbursement is sought) (i) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative

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Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Administrative Agent and (ii) any indemnification required pursuant to Section 3.5(d) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

10.9. Notice of Event of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders; provided that, except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.

10.10. Rights as a Lender. In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

10.11. Lender Credit Decision, Legal Representation.

(a) Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents. Except for any notice, report, document or other information expressly required to be furnished to the Lenders by the Administrative Agent or Arranger hereunder, neither the Administrative Agent nor the Arranger shall have any duty or responsibility (either initially or on a continuing basis) to provide any Lender with any notice, report, document, credit information or other information concerning the affairs, financial condition or business of the Borrower or any of its Affiliates that may come into the possession of the Administrative Agent or Arranger (whether or not in their respective capacity as Administrative Agent or Arranger) or any of their Affiliates.

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(b) Each Lender further acknowledges that it has had the opportunity to be represented by legal counsel in connection with its execution of this Agreement and the other Loan Documents, that it has made its own evaluation of all applicable laws and regulations relating to the transactions contemplated hereby, and that the counsel to the Administrative Agent represents only the Administrative Agent and not the Lenders in connection with this Agreement and the transactions contemplated hereby.

10.12. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, thirty (30) days after the retiring Administrative Agent gives notice of its intention to resign. The Administrative Agent may be removed at any time that it constitutes a Defaulting Lender by written notice received by the Administrative Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders within fifteen (15) days after the resigning Administrative Agent’s giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. The consent of the Borrower, which consent may not be unreasonably withheld, shall be required prior to the appointment of any successor Administrative Agent, other than a Lender, becoming effective, provided that the consent of the Borrower shall not be required if an Event of Default has occurred and is continuing and provided further that the Borrower shall be deemed to have consented to any such appointment unless it shall object thereto by written notice to the Lenders and, if applicable, the resigning Administrative Agent within five (5) Business Days after having received notice thereof. Notwithstanding the foregoing, the Administrative Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates meeting the requirements for a successor Administrative Agent set forth below as a successor Administrative Agent hereunder. If the Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations under this Agreement and the other Loan Documents to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents other than its duties under Section 9.11 hereof. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this Article X shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to

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be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 10.12, then the term “Prime Rate” as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

10.13. Administrative Agent’s and Arrangers’ Fees. The Borrower agrees to pay to the Administrative Agent and the Arrangers, for their respective accounts, (i) the fees agreed to by the Borrower, the Administrative Agent and U.S. Bank, as an Arranger, pursuant to that certain letter agreement dated as of October 24, 2018 between the Administrative Agent, U.S. Bank, as an Arranger, and the Borrower (the “U.S. Bank Fee Letter”), (ii) the fees agreed to by the Borrower, Wells Fargo Bank, National Association, as Co-Syndication Agent and Wells Fargo Securities, LLC, as an Arranger, pursuant to that certain letter agreement dated as of October 24, 2018 between Wells Fargo Bank, National Association, as Co-Syndication Agent, Wells Fargo Securities, LLC, as an Arranger and the Borrower (the “Wells Fargo Fee Letter”), (iii) the fees agreed to by the Borrower and BMO Harris Bank N.A., as an Arranger and as Co-Syndication Agent, pursuant to that certain letter agreement dated as of October 24, 2018 between BMO Harris Bank N.A., as an Arranger and a Co-Syndication Agent and the Borrower (the “BMO Fee Letter”), and (iv) the fees agreed to by the Borrower and JPMorgan Chase Bank, N.A., as an Arranger and as Co-Syndication Agent, pursuant to that certain letter agreement dated as of October 24, 2018 between JPMorgan Chase Bank, N.A., as an Arranger and a Co-Syndication Agent and the Borrower (the “JPMorgan Fee Letter” and together with the U.S. Bank Fee Letter, the Wells Fargo Fee Letter and the BMO Fee Letter, the “Fee Letters”), or as otherwise agreed from time to time.

10.14. Delegation to Affiliates. The Borrower and the Lenders agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates, provided that no such delegation shall release the Administrative Agent from liability for performance of such duties. Any such Affiliate (and such Affiliate’s directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Articles IX and X.

10.15. Documentation Agents, Syndication Agents, etc. Neither any of the Lenders identified in this Agreement as a “co-agent” nor as a Documentation Agent or a Co-Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Administrative Agent in Section 10.11.

10.16. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable

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of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) no Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and no Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against each of the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.17. Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of (1) the Second Amendment Effective Date and (2) if such Lender became a party hereto after the Second Amendment Effective Date, the date such Person became a Lender party hereto, to, and (y) covenants, (1) from the Second Amendment Effective Date and (2) if such Lender became a party hereto after the Second Amendment Effective Date, from the date such Person became a Lender party hereto, to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any of its Affiliates, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code) which is subject to Section 4975 of the Code with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more prohibited transaction exemptions issued by the Department of Labor (each, a “PTE”), such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

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(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

(c) The Administrative Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Facility LCs, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Facility LCs or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Facility LCs or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

ARTICLE XI

SETOFF; RATABLE PAYMENTS

11.1. Setoff. The Borrower hereby grants each Lender a security interest in all deposits, credits and deposit accounts (including all account balances, whether provisional or final and whether or not collected or available) of the Borrower with such Lender or any Affiliate of such Lender (the “Deposits”) to secure the Obligations. In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Event of Default occurs and is continuing, Borrower authorizes each Lender to offset and apply all such Deposits toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part thereof, shall then be due and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to such Lender or the Lenders; provided, that in the event that any Defaulting Lender shall exercise such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from

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its other funds and deemed held in trust for the benefit of the Administrative Agent, the LC Issuer, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.

11.2. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Credit Exposure (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Outstanding Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Outstanding Credit Exposure. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral or other protection ratably in proportion to their respective Pro Rata Shares of the Aggregate Outstanding Credit Exposure. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

ARTICLE XII

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

12.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the prior written consent of each Lender, (ii) any assignment by any Lender must be made in compliance with Section 12.3, (iii) any transfer by participation must be made in compliance with Section 12.2 and (iv) any replacement of the Administrative Agent must be effected in compliance with Section 10.12. Any attempted assignment or transfer by any party not made in compliance with this Section 12.1 shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with the terms of this Agreement. The parties to this Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and this Section 12.1 does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

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12.2. Participations.

(a) Permitted Participants; Effect. Any Lender may at any time sell to one or more entities (“Participants”) participating interests in any Outstanding Credit Exposure owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents.

(b) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents provided that each such Lender may agree in its participation agreement with its Participant that such Lender will not vote to approve any amendment, modification or waiver with respect to any Outstanding Credit Exposure or Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 8.3 or of any other Loan Document.

(c) Benefit of Certain Provisions. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.2, 3.4, 3.5, 9.6 and 9.10 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.3, provided that (i) a Participant shall not be entitled to receive any greater payment under Section 3.1 or 3.2 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrower, and (ii) a Participant shall not be entitled to receive any greater payment under Section 3.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account (A) except to the extent such entitlement to receive a greater payment results from a change in treaty, law or regulation (or any change in the interpretation or administration thereof by any Governmental Authority) that

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occurs after the Participant acquired the applicable participation and (B), in the case of any Participant that would be a Non-U.S. Lender if it were a Lender, such Participant agrees to comply with the provisions of Section 3.5 to the same extent as if it were a Lender (it being understood that the documentation required under Section 3.5(f) shall be delivered to the participating Lender). Each Lender that sells a participation shall, acting solely for this purpose as a nonfiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in any Outstanding Credit Exposure, any Note, any Commitment or any other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Outstanding Credit Exposure, any Note, any Commitment or any other obligations under the Loan Documents) to any Person except to the extent that such disclosure is necessary to establish that such Outstanding Credit Exposure, any Note, any Commitment or any other obligations under the Loan Documents is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

12.3. Assignments.

(a) Permitted Assignments. Any Lender may at any time assign to one or more Eligible Assignees (“Purchasers”) all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit C or in such other form reasonably acceptable to the Administrative Agent as may be agreed to by the parties thereto. Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate of a Lender or an Approved Fund shall either be in an amount equal to the entire applicable Commitment and Outstanding Credit Exposure of the assigning Lender or (unless each of the Borrower and the Administrative Agent otherwise consents) be in an aggregate amount not less than $5,000,000. The amount of the assignment shall be based on the Commitment or Outstanding Credit Exposure (if the Commitment has been terminated) subject to the assignment, determined as of the date of such assignment or as of the “Trade Date,” if the “Trade Date” is specified in the assignment.

(b) Consents. The consent of the Borrower shall be required prior to an assignment becoming effective unless the Purchaser is a Lender, an Affiliate of a Lender or an Approved Fund, provided that the consent of the Borrower shall not be required if an Event of Default has occurred and is continuing; provided further that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof. The consent of the Administrative Agent shall be required prior to an assignment becoming effective unless the Purchaser is a Lender, an Affiliate of a Lender or an Approved Fund. The consent of each of the LC Issuer and the Swing Line Lender shall be required prior to an assignment of a Commitment becoming effective unless the Purchaser is a Lender with a Commitment. Any consent required under this Section 12.3(b) shall not be unreasonably withheld or (in the case of the Administrative Agent) delayed.

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(c) Effect; Assignment Effective Date. Upon (i) delivery to the Administrative Agent of an assignment, together with any consents required by Sections 12.3(a) and 12.3(b), and (ii) payment of a $3,500 fee to the Administrative Agent for processing such assignment (unless such fee is waived by the Administrative Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Outstanding Credit Exposure under the applicable assignment agreement constitutes “plan assets” as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be “plan assets” under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party thereto, and the transferor Lender shall be released with respect to the Commitment and Outstanding Credit Exposure assigned to such Purchaser without any further consent or action by the Borrower, the Lenders or the Administrative Agent. In the case of an assignment covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a Lender hereunder but shall continue to be entitled to the benefits of, and subject to, those provisions of this Agreement and the other Loan Documents which survive payment of the Obligations and termination of the applicable agreement. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.3 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.2. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3(c), the transferor Lender, the Administrative Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

(d) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States of America, a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender, and participations of each Lender in Facility LCs, pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and each Lender at any reasonable time and from time to time upon reasonable prior notice.

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(e) Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) and any prospective Transferee any and all information in such Lender’s possession; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

(f) Resignation as LC Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time U.S. Bank National Association or any other LC Issuer or Swing Line Lender assigns all of its Commitments and Loans pursuant to subsection (b) above, (i) U.S. Bank National Association or any other LC Issuer may, upon 30 days’ notice to the Borrower and the Lenders, resign as LC Issuer and/or (ii) U.S. Bank National Association or any other Swing Line Lender may, upon 30 days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as LC Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor LC Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of such LC Issuer or Swing Line Lender, as the case may be. If U.S. Bank National Association resigns as LC Issuer, it shall retain all the rights, powers, privileges and duties of the LC Issuer hereunder with respect to all Facility LCs outstanding as of the effective time of its resignation as LC Issuer and all LC Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations pursuant to Section 2.19(b)). If U.S. Bank National Association resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective time of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.4(d). Upon the appointment of a successor LC Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring LC Issuer or Swing Line Lender, as the case may be, and (b) the successor LC Issuer shall issue letters of credit in substitution for the Facility LCs, if any, outstanding at the time of such succession or make other arrangements satisfactory to such LC Issuer to effectively assume the obligations of such LC Issuer with respect to such Facility LCs.

ARTICLE XIII

NOTICES

13.1. Notices; Effectiveness; Electronic Communication.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:

(i) if to the Borrower, to it at C.H. Robinson Worldwide, Inc., 14701 Charlson Road, Eden Prairie, MN 55347, Attention: Troy Renner, Treasurer, Facsimile: 952-937-7700;

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(ii) if to the Administrative Agent, to it at U.S. Bank National Association, 1420 Fifth Avenue, 9th Floor, Seattle, Washington 98101, Attention: Agency Services, Facsimile: 206-598-7022;

(iii) if to the LC Issuer, to it at U.S. Bank National Association, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention: Standby Letter of Credit Department, Facsimile: 612-303-5226;

(iv) if to a Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the LC Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent or as otherwise determined by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the LC Issuer pursuant to Article II if such Lender or the LC Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its respective discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it or as it otherwise determines, provided that such determination or approval may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto given in the manner set forth in this Section 13.1.

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ARTICLE XIV

COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION; ELECTRONIC RECORDS

14.1. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Administrative Agent, and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the parties hereto (provided that the Lenders’ obligations to make Credit Extensions shall be subject to the satisfaction of the conditions set forth in Article IV), and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

14.2. Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any assignment and assumption agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other state laws based on the Uniform Electronic Transactions Act.

14.3. Electronic Records. The Borrower hereby acknowledges the receipt of a copy of this Agreement and all other Loan Documents. The Administrative Agent and each Lender may, on behalf of the Borrower, create a microfilm or optical disk or other electronic image of this Agreement and any or all of the Loan Documents. The Administrative Agent and each Lender may store the electronic image of this Agreement and Loan Documents in its electronic form and then destroy the paper original as part of the Administrative Agent’s and each Lender’s normal business practices, with the electronic image deemed to be an original and of the same legal effect, validity and enforceability as the paper originals. The Administrative Agent and each Lender are authorized, when appropriate, to convert any note into a “transferable record” under the Uniform Electronic Transactions Act.

ARTICLE XV

CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

15.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

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15.2. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. IN THE EVENT THE BORROWER COMMENCES ANY JUDICIAL PROCEEDING AGAINST THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT IN ANY JURISDICTION OR VENUE OTHER THAN A UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK, THE ADMINISTRATIVE AGENT, THE LC ISSUER OR ANY LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO A UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK.

15.3. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, THE LC ISSUER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

[Signature Pages Follow]

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PRICING SCHEDULE

APPLICABLE MARGIN	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS
Eurocurrency Rate/Daily Eurocurrency Rate	0.875%	1.00%	1.125%	1.25%	1.50%
Base Rate	0%	0%	0.125%	0.25%	0.50%
APPLICABLE FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS
Commitment Fee	0.075%	0.090%	0.110%	0.150%	0.200%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Level I Status” means the Borrower’s S&P Rating is A or higher and its Moody’s Rating is A2 or higher.

“Level II Status” means Level I Status does not apply, but the Borrower’s S&P Rating is A- or higher and its Moody’s Rating is A3 or higher.

“Level III Status” means neither Level I Status nor Level II Status applies, but the Borrower’s S&P Rating is BBB+ or higher and its Moody’s Rating is Baa1 or higher.

“Level IV Status” means neither Level I Status, Level II Status nor Level III Status applies, but the Borrower’s S&P Rating is BBB or higher and its Moody’s Rating is Baa2 or higher.

“Level V Status” means neither Level I Status, Level II Status, Level III Status nor Level IV Status applies.

“Status” means either Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

Initially, commencing on the Second Amendment Effective Date the Applicable Margin shall be determined based upon Pricing Level III. Notwithstanding anything herein to the contrary,

(a) if only one of the Credit Rating Agencies shall have in effect a Credit Rating or if no Credit Rating Agency shall have in effect a Credit Rating, then the Pricing Level shall be determined by reference to Pricing Level V;

(b) if two Credit Rating Agencies shall have in effect a Credit Rating, and such Credit Ratings differ by one level, then the Pricing Level for the higher of the two Credit Ratings shall apply (with the Credit Rating for Pricing Level I being the highest and the Credit Rating for Pricing Level V being the lowest); and

(c) if two Credit Rating Agencies shall have in effect a Credit Rating, and there is a split in Credit Ratings of such Credit Rating Agencies of more than one level, then the Pricing Level that is one level below the higher of the two Credit Ratings shall apply.

Each change in the Applicable Margin resulting from a publicly announced change in the Credit Rating after the Second Amendment Effective Date shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. If the rating system of any such Credit Rating Agency shall change, or if any such Credit Rating Agency shall cease to be in the business of rating corporate debt obligations, or if the Borrower notifies the Administrative Agent in writing that it elects to have a Credit Rating Agency replace S&P or Moody’s, the Borrower and the Lenders shall negotiate in good faith to amend this Pricing Schedule to reflect such changed rating system or the unavailability of ratings from such Credit Rating Agencies or the replacement Credit Rating Agency selected by the Borrower and, pending the effectiveness of any such amendment, for purposes of determining the Applicable Margin and the Applicable Fee Rate the Credit Rating of the affected Credit Rating Agency shall be deemed to the Credit Rating of such Credit Rating Agency as most recently in effect prior to such change or cessation.

SCHEDULE 1

Commitments

Lender:	Commitment:	Percentage:
U.S. BANK NATIONAL ASSOCIATION	$160,000,000	16.000000000%
WELLS FARGO BANK, NATIONAL ASSOCIATION	$120,000,000	12.000000000%
BMO HARRIS BANK N.A.	$120,000,000	12.000000000%
JPMORGAN CHASE BANK, N.A.	$120,000,000	12.000000000%
BANK OF AMERICA, N.A.	$90,000,000	9.000000000%
MORGAN STANLEY BANK, N.A.	$90,000,000	9.000000000%
MUFG BANK, LTD.	$90,000,000	9.000000000%
HSBC BANK USA, N.A.	$80,000,000	8.000000000%
PNC BANK, NATIONAL ASSOCIATION	$80,000,000	8.000000000%
THE NORTHERN TRUST COMPANY	$50,000,000	5.000000000%

TOTAL COMMITMENTS	$1,000,000,000	100%

EXHIBIT D

FORM OF BORROWING/CONVERSION/CONTINUATION NOTICE

TO: U.S. Bank National Association, as administrative agent (the “Administrative Agent”) under that certain Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of October 29, 2012 among C.H. Robinson Worldwide, Inc. (the “Borrower”), the financial institutions party thereto, as lenders (the “Lenders”), and U.S. Bank National Association, as Administrative Agent, as Swing Line Lender and as LC Issuer.

Capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

The undersigned Borrower hereby gives to the Administrative Agent a request for [borrowing] [conversion] [continuation] pursuant to Section [2.8] [2.9] of the Credit Agreement, and the Borrower hereby requests to [borrow on] [convert on] [continue on] [                    ], 20[        ] (the “[Borrowing] [Conversion] [Continuation] Date”):

(a) from the Lenders, on a pro rata basis, an aggregate principal Dollar Amount of $[                    ] in Revolving Loans as:

1. ☐    a Base Rate Advance (in Dollars)

2. ☐    a Eurocurrency Advance with the following characteristics:

Interest Period of [                ] month(s)

Agreed Currency: [                    ]

[(b) from the Swing Line Lender, a Swing Line Loan (in Dollars) of $[                    ] bearing interest at:

1. ☐    Base Rate

2. ☐    Daily Eurocurrency Base Rate]

[The undersigned hereby certifies to the Administrative Agent and the Lenders that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date; and (ii) at the time of and immediately after giving effect to such Advance, no Default or Event of Default shall have occurred and be continuing.]

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EXH. D

IN WITNESS WHEREOF, the undersigned has caused this Borrowing/Conversion/Continuation Notice to be executed by its authorized officer as of the date set forth below.

Dated: [                    ], 20[    ]

C.H. ROBINSON WORLDWIDE, INC.

By:
Name:
Title:

EXH.D